       [LOGO APPEARS HERE]    The Brinson Funds

                              BRINSON GLOBAL FUND

                          BRINSON GLOBAL EQUITY FUND

                           BRINSON GLOBAL BOND FUND

                           209 South LaSalle Street
                            Chicago, IL 60604-1295

                                  PROSPECTUS
                               OCTOBER 28, 1996

                       AS REVISED, FEBRUARY 5, 1997

  THE BRINSON FUNDS (the "Trust") is a no-load, open-end management investment company which currently offers seven distinct investment portfolios or "Series." Each Series offers two classes of shares: the Brinson Fund class and SwissKey Fund class.

  This Prospectus pertains only to the Brinson Global Fund, Brinson Global Equity Fund and Brinson Global Bond Fund (each a "Fund" and collectively, the "Funds" or "Global Funds"), which represent the Brinson Fund class shares of the Global Fund, Global Equity Fund and Global Bond Fund Series (each a "Series" and collectively, the "Series").

  The Brinson Fund class shares have no sales charges or 12b-1 fees. The SwissKey Fund class shares are also offered without sales charges, but impose a 12b-1 fee. Further information relating to the SwissKey Fund class shares may be obtained by calling 1-800-SWISSKEY.

  This Prospectus sets forth concisely the information a prospective investor should know before investing in any of the Global Funds. Investors should read and retain this Prospectus for future reference. Additional information about the Global Funds, and the other Series and classes of shares of the Trust is contained in the Statement of Additional Information dated October 28, 1996, as revised, February 5, 1997, as amended from time to time, which has been filed with the U.S. Securities and Exchange Commission. The Statement of Additional Information is incorporated by reference into this Prospectus and is available upon request and without charge from the Trust, at the addresses and telephone numbers below.

  AN INVESTMENT IN THE FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. AN INVESTMENT IN ANY OF THE FUNDS IS NOT A DEPOSIT OR OTHER OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE U.S. SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

UNDERWRITER:
                                          ADVISOR:
Funds Distributor, Inc.                   Brinson Partners, Inc.

60 State Street                           209 South LaSalle Street

Suite 1300                                Chicago, IL 60604-1295

Boston, MA 02109                          (800) 448-2430
(800) 448-2430

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Annual Fund Operating Expenses.............................................   1
Financial Highlights.......................................................   2
Description of the Global Funds............................................   3
Investment Objectives and Policies.........................................   3
  Global Fund..............................................................   3
  Global Equity Fund.......................................................   4
  Global Bond Fund.........................................................   4
Investment Considerations and Risks........................................   5
Management of the Trust....................................................   7
Portfolio Management.......................................................   8
Administration of the Trust................................................   8
Purchase of Shares.........................................................   9
Account Options............................................................  10
Redemption of Shares.......................................................  11
Net Asset Value............................................................  14
Dividends, Distributions and Taxes.........................................  15
General Information........................................................  17
Performance Information....................................................  18
Appendix A.................................................................  20

  This Prospectus is not an offering of the securities herein described in any jurisdiction or to any person to whom it is unlawful for the Funds to make such an offer or solicitation. No sales representative, dealer, or other person is authorized to give any information or make any representation other than those contained in this Prospectus.

ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                                             TOTAL FUND
                            MANAGEMENT FEES         OTHER EXPENSES       OPERATING EXPENSES
NAME OF FUND             (AFTER FEE WAIVER)/1/ (AFTER REIMBURSEMENT)/2/ (AFTER REIMBURSEMENT)
------------             --------------------- ------------------------ --------------------
Brinson Global Fund.....         0.80%                  0.24%                  1.04%
Brinson Global Equity
Fund....................         0.03%                  0.97%                  1.00%
Brinson Global Bond
Fund....................         0.00%                  0.90%                  0.90%

----------
/1/The Advisor has irrevocably agreed to waive its fees and reimburse certain expenses so that the total operating expenses of the Brinson Global Fund, Brinson Global Equity Fund and Brinson Global Bond Fund will never exceed 1.10%, 1.00% and 0.90%, respectively. Had the Advisor not irrevocably agreed to waive fees and reimburse expenses, the total fund operating expenses for the fiscal year ended June 30, 1996 for the Brinson Global Equity Fund and Brinson Global Bond Fund would have been 1.77% and 1.65%, respectively.
/2/"Other Expenses" include the fee paid to the Administrator, which is calculated on the basis of the total net assets of all portfolios within the Trust and is subject to an annual minimum fee of $75,000 for the initial multiple class portfolio and $10,000 per each additional multiple class portfolio.

  EXAMPLE: Based on the level of expenses listed above after reimbursement, the total expenses relating to an investment of $1,000 would be as follows, assuming a 5% annual return and redemption at the end of each time period.

NAME OF FUND                                     1 YEAR 3 YEARS 5 YEARS 10 YEARS
------------                                     ------ ------- ------- --------
Brinson Global Fund.............................  $11     $33     $57     $127
Brinson Global Equity Fund......................  $10     $32     $55     $122
Brinson Global Bond Fund........................  $ 9     $29     $50     $111

  The foregoing table is designed to assist the investor in understanding the various costs and expenses that a shareholder will bear directly or indirectly.

-------------------------------------------------------------------------------

THE EXAMPLE SHOULD NOT BE CONSIDERED REPRESENTATIVE OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, A FUND'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN ACTUAL RETURNS GREATER OR LESS THAN 5%.

-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

  The selected financial information in the following table has been audited by the Funds' independent auditors, whose unqualified report thereon appears in the Funds' Annual Report to Shareholders dated June 30, 1996. Additional financial data and related notes are contained in the Funds' Annual Report to Shareholders, which is incorporated by reference into the Statement of Additional Information and is available without charge upon request.

FINANCIAL HIGHLIGHTS--FISCAL YEARS ENDED JUNE 30

  The following table presents financial data relating to a share of beneficial interest outstanding throughout the periods presented. This information has been derived from the Funds' financial statements.

                           INCOME (LOSS) FROM INVESTMENT
                                     OPERATIONS                LESS DISTRIBUTIONS
                           ------------------------------ -----------------------------
                                                          DISTRIBU-
                                                 TOTAL      TIONS   DISTRIBU-
                                                 INCOME   FROM AND    TIONS              NET                 NET
                                       NET       (LOSS)   IN EXCESS FROM AND            ASSET              ASSETS,
                 NET ASSET   NET    REALIZED      FROM     OF NET   IN EXCESS           VALUE-    TOTAL     END OF
                  VALUE-   INVEST-     AND      INVEST-    INVEST-   OF NET     TOTAL    END     RETURN     PERIOD
                 BEGINNING  MENT   UNREALIZED     MENT      MENT    REALIZED  DISTRIBU-   OF      (NON-      (IN
YEAR             OF PERIOD INCOME  GAIN (LOSS) OPERATIONS  INCOME     GAIN      TIONS   PERIOD ANNUALIZED)  000S)
----             --------- ------- ----------- ---------- --------- --------- --------- ------ ----------- --------
BRINSON GLOBAL FUND (Commencement of Operations August 31, 1992)
1993............  $10.00    0.26      0.81        1.07     (0.20)      --      (0.20)   $10.87   10.76%    $191,389
1994............   10.87    0.33     (0.23)       0.10     (0.27)    (0.27)    (0.54)    10.43    0.77%    $278,859
1995............   10.43    0.43      0.86        1.29     (0.27)    (0.10)    (0.37)    11.35   12.57%    $365,678
1996............   11.35    0.44      1.37        1.81     (0.62)    (0.32)    (0.94)    12.22   16.38%    $457,933
BRINSON GLOBAL EQUITY FUND (Commencement of Operations January 28, 1994)
1994............  $10.00    0.07     (0.54)      (0.47)    (0.04)      --      (0.04)   $ 9.49   (4.70%)   $ 20,642
1995............    9.49    0.18      0.39        0.57     (0.04)    (0.09)    (0.13)     9.93    6.06%    $ 20,706
1996............    9.93    0.18      2.29        2.47     (0.14)    (0.69)    (0.83)    11.57   25.66%    $ 27,126
BRINSON GLOBAL BOND FUND (Commencement of Operations July 30, 1993)
1994............  $10.00    0.45     (0.52)      (0.07)    (0.28)    (0.10)    (0.38)   $ 9.55   (0.79%)   $ 36,849
1995............    9.55    0.50      0.58        1.08     (0.24)      --      (0.24)    10.39   11.34%    $ 51,863
1996............   10.39    0.84      0.31        1.15     (1.40)    (0.10)    (1.50)    10.04   11.50%    $ 41,066
                          RATIOS/SUPPLEMENTAL DATA
                 -------------------------------------------
                                           RATIO OF NET
                   RATIO OF EXPENSES     INVESTMENT INCOME
                    TO AVERAGE NET        TO AVERAGE NET
                        ASSETS                ASSETS
                 --------------------- ---------------------
                                                                        AVERAGE
                   BEFORE     AFTER      BEFORE     AFTER              COMMISS-
                  EXPENSE    EXPENSE    EXPENSE    EXPENSE   PORTFOLIO    ION
                 REIMBURSE- REIMBURSE- REIMBURSE- REIMBURSE- TURNOVER  RATE PAID
YEAR                MENT       MENT       MENT       MENT      RATE    PER SHARE
----             ---------- ---------- ---------- ---------- --------- ---------
BRINSON GLOBAL FUND (Commencement of Operations August 31, 1992)
1993............  1.35%/1/   1.05%/1/   3.26%/1/   3.56%/1/    149%       N/A
1994............  1.14%      1.10%      3.21%      3.25%       231%       N/A
1995............  1.09%        N/A      4.27%        N/A       238%       N/A
1996............  1.04%        N/A      3.69%        N/A       142%     $0.0291
BRINSON GLOBAL EQUITY FUND (Commencement of Operations January 28, 1994)
1994............  2.65%/1/   1.00%/1/   0.24%/1/   1.89%/1/     21%       N/A
1995............  2.06%      1.00%      0.71%      1.77%        36%       N/A
1996............  1.77%      1.00%      0.57%      1.34%        74%     $0.0288
BRINSON GLOBAL BOND FUND (Commencement of Operations July 30, 1993)
1994............  1.78%/1/   0.90%/1/   4.03%/1/   4.91%/1/    189%       N/A
1995............  1.43%      0.90%      5.53%      6.06%       199%       N/A
1996............  1.65%      0.90%      4.98%      5.73%       184%       N/A

-----
/1/Annualized
N/A=Not Applicable

DESCRIPTION OF THE GLOBAL FUNDS

  The Global Fund, Global Equity Fund and Global Bond Fund each have an investment objective to maximize total return, consisting of capital appreciation and current income. In seeking to achieve its investment objective, each Series attempts to control risk. These investment objectives are fundamental and may not be changed without a vote of the holders of the majority of the voting securities of the respective Series. Unless otherwise stated in this Prospectus or the Statement of Additional Information, each Series' investment policies are not fundamental and may be changed without shareholder approval. There can be no assurance that the Series will achieve their investment objectives.

  The Series do not intend to concentrate their investments in a particular industry. The Series do not intend to issue senior securities, as defined in the Investment Company Act of 1940, as amended (the "Act"), except that each Series may engage in borrowing activities as defined in Appendix A in this Prospectus and in the Statement of Additional Information. Each Series' investment objective and its policies concerning portfolio lending, borrowing, the issuance of senior securities and concentration are "fundamental," which means that they may not be changed without the affirmative vote of the holders of a majority of the Series' outstanding voting securities (as defined in the Act).

INVESTMENT OBJECTIVES AND POLICIES

GLOBAL FUND

INVESTMENT OBJECTIVE

  The Global Fund's investment objective is to maximize total return, consisting of capital appreciation and current income. The Fund will attempt to control risk while seeking to achieve its investment objective. As a global fund, at least 65% of the Series' total assets will be invested in securities of issuers in at least three countries, one of which may be the United States. The Series may utilize a wide range of equity, debt and money market securities in domestic and foreign markets, and the Fund may invest in other open-end investment companies advised by Brinson Partners, Inc. ("Brinson Partners" or the "Advisor"). The Series may enter into repurchase agreements and reverse repurchase agreements, and engage in futures, options and currency transactions for hedging and other permissible purposes, as more fully described in "Investment Considerations and Risks" and Appendix A in this Prospectus, and in the Statement of Additional Information.

  The Series is a diversified portfolio that seeks to achieve its objective by pursuing active asset allocation strategies across global equity and fixed income markets and active security selection within each market. These decisions are undertaken relative to the Global Securities Markets Index (the "Global Benchmark"), which is compiled by Brinson Partners.

  The Global Benchmark consists of eight distinct asset classes representing the primary wealth-holding public securities markets. These asset classes are U.S. equities, non-U.S. equities, emerging markets equities, U.S. bonds, non-U.S. bonds, emerging markets bonds, high yield bonds and cash equivalents. Each asset class is represented in the Global Benchmark by an index compiled by an independent data provider. In order to compile the Global Benchmark, the Advisor determines current relative market capitalizations in the world markets (U.S. equities, non-U.S. equities, emerging markets equities, U.S. bonds, non-U.S. bonds, emerging markets bonds, high yield bonds and cash) and then weights each relevant index. Based on this weighting, the Advisor determines the return of the relative indices, applies the index weighting and then determines the return of the Global Benchmark. From time to time, the Advisor may substitute an equivalent index within a given asset class when it believes that such index more accurately reflects the relevant global market.

  Although it may invest anywhere in the world, it is expected that the Series' assets will be primarily invested in equity markets listed in the Morgan Stanley Capital International ("MSCI") World Equity (Free) Index. The Series will primarily invest in fixed income markets listed in the Salomon Brothers World Government Bond Index. The Series may invest up to 10% of its net assets in equity and debt securities of emerging market issuers, or securities with respect to which the return is derived from the equity or debt securities of issuers in emerging markets.

GLOBAL EQUITY FUND

INVESTMENT OBJECTIVE

  The Global Equity Fund's investment objective is to maximize total return, consisting of capital appreciation and current income. The Fund will attempt to control risk while seeking to achieve its investment objective. As a global fund, at least 65% of the Series' total assets will be invested in equity securities of issuers in at least three countries, one of which may be the United States. The Series may utilize a wide range of equity securities that are traded on both domestic and foreign stock exchanges or, in the case of domestic stocks, in the over-the-counter market. The Series may enter into repurchase agreements and reverse repurchase agreements, and engage in futures, options and currency transactions for hedging and other permissible purposes, as more fully described in "Investment Considerations and Risks" and Appendix A in this Prospectus, and in the Statement of Additional Information.

  The Series is a diversified portfolio that seeks to achieve its objective by pursuing an active asset allocation strategy across global equity markets, active management of currency exposures and active security selection within each market. The benchmark for the Series is the MSCI World Equity (Free) Index (the "Global Equity Benchmark"). The Global Equity Benchmark is a market driven broad based index which includes U.S. and non-U.S. equity markets in terms of capitalization and performance. The Global Equity Benchmark is designed to provide a representative total return for all major stock exchanges located inside and outside the United States. Although it may invest anywhere in the world, it is expected that the Series' assets will primarily be invested in equity markets listed in the Global Equity Benchmark. From time to time, the Advisor may substitute securities in an equivalent index when it believes that such securities in the index more accurately reflect the relevant global market.

GLOBAL BOND FUND

INVESTMENT OBJECTIVE

  The Global Bond Fund's investment objective is to maximize total return, consisting of capital appreciation and current income. The Fund will attempt to control risk while seeking to achieve its investment objective. As a global fund, at least 65% of the Series' total assets will be invested in debt securities with an initial maturity of more than one year of issuers in at least three countries, one of which may be the United States. The Series seeks to achieve this objective by investing primarily in debt securities that may also provide the potential for capital appreciation. The Series may enter into repurchase agreements and reverse repurchase agreements, and may engage in futures, options and currency transactions for hedging and other permissible purposes, as more fully described in "Investment Considerations and Risks" and Appendix A in this Prospectus, and in the Statement of Additional Information. The Series is a non-diversified portfolio.

  The benchmark for the Series is the Salomon Brothers World Government Bond Index (the "Global Bond Benchmark"). The Global Bond Benchmark is a market driven index which measures the broad global fixed income markets invested in debt issues of U.S. and non-U.S. governments, governmental entities and supranationals. Although it may invest anywhere in the world, it is expected that the Series' assets will be primarily invested in fixed income markets listed in the Global Bond Benchmark. From time to time, the Advisor may substitute securities in an equivalent index when it believes that such securities in the index more accurately reflect the relevant global fixed income securities market.

INVESTMENT CONSIDERATIONS AND RISKS

  The following provides information about the types of instruments in which the Global Funds may invest, strategies employed by Brinson Partners in its attempt to attain each Series' investment objective and a summary of related risks. Shareholders should understand that all investments involve risks and there can be no guarantee against loss resulting from an investment in the Series, nor can there be any assurance that the Series will be able to attain their investment objectives. A complete list of the Series' investment restrictions and more detailed information about the Series' investments are contained in Appendix A in this Prospectus and in the Statement of Additional Information.

  EQUITY SECURITIES (GLOBAL FUND AND GLOBAL EQUITY FUND)--Equity securities fluctuate in value as a result of various factors, which are often unrelated to the value of the issuer of the securities. These fluctuations may be pronounced. The Global Fund may invest in small market capitalization companies and in equity securities that are considered by the Advisor to be in their post-venture capital stage. These securities may have limited marketablilty, and therefore, may be more volatile. Fluctuations in the value of the Global Fund's and Global Equity Fund's equity investments will affect the value of their shares and thus the Funds' total returns to investors.

  FIXED INCOME SECURITIES (GLOBAL FUND AND GLOBAL BOND FUND)--All fixed income securities are subject to two types of risks: credit risk and interest rate risk. The credit risk relates to the ability of the issuer to meet interest or principal payments or both as they come due. The interest rate risk refers to the fluctuations in the net asset value of any portfolio of fixed income securities resulting from the inverse relationship between the price and yield of fixed income securities; that is, when the general level of interest rates rises, the prices of outstanding fixed income securities decline, and when interest rates fall, prices rise.

  FOREIGN SECURITIES AND CURRENCY CONSIDERATIONS (ALL GLOBAL FUNDS)-- Investments in securities of foreign issuers may involve greater risks than those of U.S. issuers. There is generally less information available to the public about non-U.S. companies and less government regulation and supervision of non-U.S. stock exchanges, brokers and listed companies. Non-U.S. companies are not subject to uniform global accounting, auditing and financial reporting standards, practices and requirements. Securities of some non-U.S. companies are less liquid and their prices more volatile than securities of comparable U.S. companies. Securities trading practices abroad may offer less protection to investors. Settlement of transactions in some non-U.S. markets may be delayed or may be less frequent than in the United States, which could affect the liquidity of the Series' portfolios. Additionally, in some non-U.S. countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of securities, property or other assets of the Series, political or social instability, or diplomatic developments which could affect U.S. investments in those countries. The Series intend to diversify broadly among countries but reserve the right to invest a substantial portion of their assets in one or more countries if economic and business conditions warrant such investments. Brinson Partners will take these factors into consideration in managing the Series' investments. Because the Series will keep their books and records in U.S. dollars, the Series will be required, for federal income tax purposes, to account for income and losses on all transactions involving foreign currency under Section 988 of the Internal Revenue Code of 1986, as amended, and the applicable U.S. Treasury regulations, so that generally any component of a gain or loss attributable to currency fluctuations results in ordinary income or loss and not capital gain or loss.

  The U.S. dollar market value of the Series' investments and of dividends and interest earned by the Series may be significantly affected by changes in currency exchange rates. Some currency prices may be volatile, and there is the possibility of governmental controls on currency exchange or governmental intervention in currency markets, which could adversely affect the Series. Although the Series may attempt to manage currency exchange rate risks, there is no assurance that the Series will do so at an appropriate time or that they will be able to predict exchange rates accurately. For example, if the Series increase their exposure to a currency and that currency's price subsequently falls, such currency management may result in increased losses to the Series. Similarly, if the Series decrease their exposure to a currency, and the currency's price rises, the Series will lose the opportunity to participate in the currency's appreciation. Each Series will manage currency exposures relative to the normal currency allocation and will consider return and risk of currency exposures relative to its respective Benchmark. In addition, if the currency in which a security is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, a decline in the exchange rate of the currency would adversely affect the value of the security expressed in dollars.

  There are additional risks inherent in investing in less developed countries which are applicable to the Global Fund. Compared to the United States and other developed countries, emerging market countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade only a small number of securities and employ settlement procedures different from those used in the United States. Prices on these exchanges tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. Further, investments by foreign investors are subject to a variety of restrictions in many emerging countries.

  Emerging markets countries such as those in which the Global Fund may invest have historically experienced and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations or currency depreciation, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, its government's policy towards the International Monetary Fund, the World Bank and other international agencies and the political constraints to which a government debtor may be subject.

  FOREIGN CURRENCY TRANSACTIONS (ALL GLOBAL FUNDS)--To manage exposure to currency fluctuations, the Series may alter fixed income or money market exposures, enter into forward currency exchange contracts, buy or sell options or futures relating to foreign currencies and may purchase securities indexed to currency baskets. The Series will also use these currency exchange techniques in the normal course of business to hedge against adverse changes in exchange rates in connection with purchases and sales of securities. Some of these strategies may require the Series to set aside liquid assets in a segregated custodial account to cover their obligations.

  FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS (ALL GLOBAL FUNDS)--The Series may attempt to reduce the overall level of investment risk of particular securities and attempt to protect against adverse market movements by investing in futures, options and other derivative instruments. A derivative instrument is commonly defined as a financial instrument whose performance and value are derived, at least in part, from another source, such as the performance of an underlying asset, a specific security or an index of securities. The derivative instruments in which the Series may invest include the purchase and writing of options on securities (including index options) and options on foreign currencies, investing in futures contracts for the purchase or sale of instruments based on financial indices, including interest rate indices or indices of U.S. or foreign government securities, equity or fixed income securities ("futures contracts"), forward contracts and swaps and swap-related products such as equity index swaps, interest rate swaps, currency swaps, and related caps, collars and floors.

  The investment in futures, options, forward contracts, swaps and similar strategies by the Series will depend on Brinson Partners' judgment as to the potential risks and rewards of different types of strategies, and it should be recognized that the use of these instruments exposes the Series to additional investment risks and transaction costs. If the Advisor incorrectly analyzes the market conditions or does not employ the appropriate strategy with respect to these instruments, the Series could be left in a less favorable position. For example, gains and losses on investments in futures depend on the Advisor's ability to predict correctly the direction of security prices, interest rates and other economic factors. Additional risks inherent in the use of futures, options and forward contracts include: adverse movements in the prices of securities or currencies being hedged; the possible absence of a liquid secondary market for any particular instrument at any time; and the possible need to defer closing out certain hedge positions to avoid adverse tax consequences. Options and futures can be volatile instruments and may not perform as expected. A Series could experience losses if the prices of its options and futures positions are poorly correlated with its other investments. If a hedge is applied at an inappropriate time or price trends are judged incorrectly, options and futures strategies may lower a Series' return (i.e., options and futures may fail as hedging techniques in cases where the price movements of the securities underlying the options and futures do not follow the price movements of the portfolio securities subject to the hedge). Options and futures traded on foreign exchanges generally are not regulated by U.S. authorities and may offer less liquidity and less protection to a Series in the event of default by the other party to the contract. The loss from investing in futures transactions is potentially unlimited. A Series does not intend to purchase put and call options that are traded on a national stock exchange in an amount exceeding 5% of its net assets.

  Each Series may invest in derivatives for hedging purposes, to maintain liquidity, or in anticipation of changes in the composition of its portfolio holdings. No Series will engage in derivative investments purely for speculative purposes. A Series will invest in one or more derivatives only to the extent that the instrument under consideration is judged by the Advisor to be consistent with the Series' overall investment objective and policies. In making such judgment, the potential benefits and risks will be considered in relation to the Series' other portfolio investments.

  Where not specified, investment limitations with respect to a Series' derivative instruments will be consistent with that Series' existing percentage limitations with respect to its overall investment policies and restrictions. The risks and policies of various types of derivative instruments permitted for the Series, including options, futures, forward contracts and applicable interest rate swaps, are described in greater detail in Appendix A in this Prospectus and in the Statement of Additional Information.

  NON-DIVERSIFIED STATUS (GLOBAL BOND FUND ONLY)--The Global Bond Fund is classified as a "non-diversified" investment company under the Act, which means that the proportion of the Series' assets that may be invested in the securities of a single issuer is not limited by the Act. Since it may invest a larger portion of its assets in the securities of a single issuer than investment companies that are classified as diversified funds under the Act, an investment in the Global Bond Fund may be subject to greater fluctuations in value than an investment in a diversified fund.

MANAGEMENT OF THE TRUST

THE BOARD OF TRUSTEES

  Under Delaware law, the Board of Trustees has overall responsibility for managing the business and affairs of the Trust. The Trustees, in turn, elect the officers of the Trust, who are responsible for administering the day-to-day operations of the Series.

THE ADVISOR

  Brinson Partners, a Delaware corporation, is an investment management firm managing, as of June 30, 1996, approximately $58 billion, primarily for pension and profit sharing institutional accounts. Brinson Partners was organized in 1989 when it acquired the institutional asset management business of The First National Bank of Chicago and First Chicago Investment Advisors, N.A. Brinson Partners and its predecessor entities have managed domestic and international investment assets since 1974 and global investment assets since 1982. Brinson Partners has offices in Basel, London, Melbourne, New York, Paris, Singapore, Sydney and Tokyo, in addition to its principal office at 209 South LaSalle Street, Chicago, IL 60604-1295. Brinson Partners is an indirect wholly-owned subsidiary of Swiss Bank Corporation ("Swiss Bank"). Swiss Bank, with headquarters in Basel, Switzerland, is an internationally diversified organization with operations in many aspects of the financial services industry. Brinson Partners also serves as the investment advisor to seven other investment companies: Brinson Relationship Funds, which includes six investment portfolios (Series); Enterprise Accumulation Trust; Enterprise International Growth Portfolio; Fort Dearborn Income Securities, Inc.; Hirtle Callaghan International Trust; John Hancock Variable Series Trust-- International Balanced Portfolio; and Pace Large Company Value Equity Investments.

  Pursuant to its investment advisory agreements with the Trust on behalf of each Series, Brinson Partners receives a monthly fee at various annual percentage rates of each Series' average daily net assets, as described below, for providing investment advisory services. Brinson Partners is responsible for paying its own expenses and has agreed to waive that portion of its advisory fee equal to the total expenses of a Series for any fiscal year which exceeds the permissible limits applicable to the Series in any state in which its shares are then qualified for sale. Pursuant to its advisory agreements, Brinson Partners is authorized, at its own expense, to obtain statistical and other factual information and advice regarding economic factors and trends from its foreign subsidiaries, but it does not generally receive advice or recommendations regarding the purchase or sale of securities from such subsidiaries.

  For providing investment advisory services during the fiscal year ended June 30, 1996, the Global Fund and Global Equity Fund paid Brinson Partners a monthly fee at the annual rate of 0.80% of each Series' respective average daily net assets. This fee is higher than the advisory fees paid by most other mutual funds, but is comparable to those of other mutual funds with similar investment objectives. For the fiscal year ended June 30, 1996, the Global Bond Fund paid a monthly fee at the annual rate of 0.75% of its average daily net assets.

PORTFOLIO MANAGEMENT

  Investment decisions for the Series are made by an investment management team at Brinson Partners. No member of the investment management team is primarily responsible for making recommendations for portfolio purchases.

ADMINISTRATION OF THE TRUST

THE UNDERWRITER

  Funds Distributor, Inc., 60 State Street, Suite 1300, Boston, MA 02109, was engaged pursuant to an agreement dated February 5, 1997, for the limited purpose of acting as underwriter to facilitate the registration of the shares of the Trust under state securities laws and to assist in the sale of shares. The fee for such service is borne by the Advisor.

THE ADMINISTRATOR

  The Trust, on behalf of each Series, has entered into an administrative services agreement with FPS Services, Inc. ("FPS"), 3200 Horizon Drive, King of Prussia, PA 19406-0903, pursuant to which the administrator receives a fee at the annual rate of 0.15% of the average daily net assets of the Trust on the first $75 million; 0.10% on the next $75 million; 0.075% on the next $350 million; and 0.05% on the next $500 million. Each Series pays its pro rata portion based upon its average daily net assets, but in no event shall a Series pay less than $75,000 for the initial multiple class portfolio and $10,000 per year for each additional multiple class portfolio. Pursuant to the agreement with FPS, maximum administration fees are $400,000 for the initial multiple class portfolio and $60,000 per year for each subsequent multiple class portfolio.

  The services FPS provides to the Series include: coordinating and monitoring of any third parties furnishing services to the Series; providing the necessary office space, equipment and personnel to perform administrative and clerical functions for the Series; preparing, filing and distributing proxy materials, periodic reports to shareholders, registration statements and other documents; and responding to shareholder inquiries.

THE CUSTODIAN, TRANSFER AGENT AND ACCOUNTING/PRICING AGENT

  Bankers Trust Company, c/o BTNY Services, Inc., 34 Exchange Place, Jersey City, NJ 07302-1107 is custodian for the securities and cash of each Series.

  FPS serves as each Series' transfer agent. As transfer agent, it maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of the Funds' shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. Shareholder inquiries should be made to the transfer agent at (800) 448-2430.

  FPS also performs certain accounting and pricing services for the Trust, including the daily calculation of the Funds' respective net asset values.

PURCHASE OF SHARES

  Shares of the Global Funds may be purchased directly from the Trust at the net asset value next determined after receipt of the order in proper form by the transfer agent. There is no sales load in connection with the purchase of Fund shares. The Trust reserves the right to reject any purchase order and to suspend the offering of shares of the Funds or the Series. The Funds will not accept a check endorsed over by a third-party. The minimum initial investment for Fund shares is $100,000. Effective March 1, 1997, the minimum initial investment for Fund shares will be $1,000,000. Subsequent investments for Fund shares will be accepted in minimum amounts of $2,500. The Trust reserves the right to vary the initial investment minimum and minimums for additional investments in the Funds at any time. In addition, Brinson Partners may waive the minimum initial investment requirement for any investor.

  Purchase orders for shares of the Global Funds which are received by the transfer agent in proper form prior to the close of regular trading hours (currently 4:00 p.m. Eastern time) on the New York Stock Exchange (the "NYSE") on any day that the Funds' net asset values per share are calculated, are priced according to the net asset value determined on that day. Purchase orders for shares of the Funds received after the close of the NYSE on a particular day are priced as of the time the net asset value per share is next determined.

  The Trust may accept telephone orders for Fund shares from broker-dealers or service organizations which have been previously approved by the Trust. It is the responsibility of such broker-dealers or service organizations to promptly forward purchase orders and payments for the same to the Fund. Shares of the Fund may be purchased through broker-dealers, banks and bank trust departments which may charge the investor a transaction fee or other fee for their services at the time of purchase. Such fees would not otherwise be charged if the shares were purchased directly from the Trust.

PURCHASES MAY BE MADE IN ONE OF THE FOLLOWING WAYS:

                               INITIAL INVESTMENT            SUBSEQUENT INVESTMENTS
                         ------------------------------- -------------------------------
                         MINIMUM $100,000                MINIMUM $2,500
                         EFFECTIVE MARCH 1, 1997,
                         MINIMUM $1,000,000
BY MAIL                  . Complete and sign the Account . Make your check payable
[LOGO MAIL]               Application accompanying this   to "Brinson __________ Fund."
                          Prospectus.
                         . Make your check payable to    . Enclose the remittance por-
                          "Brinson __________ Fund."      tion of your account statement
                                                          and include the amount of in-
                                                          vestment, the account name and
                                                          number.
                         . Mail to the address indicated . Mail to the address indicated
                          on the Account Application.     on your account statement or
                                                          enclose in the envelope pro-
                                                          vided.
BY WIRE                  . Call (800) 448-2430 to ar-    . Wire federal funds to:
[LOGO WIRE]               range for a wire transaction.   UNITED MISSOURI BANK KC NA
                         . Wire federal funds within 24   ABA # 10-10-00695
                          hours                           FOR: FPS SERVICES, INC.
                          to: UNITED MISSOURI BANK KC NA  A/C 98-7037-071-9
                          ABA # 10-10-00695               "BRINSON __________ FUND" AND
                          FOR: FPS SERVICES, INC.         INCLUDE YOUR NAME AND ACCOUNT
                          A/C 98-7037-071-9               NUMBER.
                          "BRINSON __________ FUND" AND
                          INCLUDE YOUR NAME AND YOUR NEW
                          ACCOUNT NUMBER.
                         . Complete and sign the Account
                          Application and mail to the
                          address indicated immediately
                          following the initial wire
                          transaction.
BY TELEPHONE             . Call (800) 448-2430 to ar-    . Call (800) 448-2430 to ar-
[LOGO TELEPHONE]          range for a telephone transac-  range for a telephone transac-
                          tion.                           tion.
PURCHASING BY EXCHANGES  . You may open a new account by . You may purchase additional
[LOGO EXCHANGES]          making an exchange from an      shares by making an exchange
                          existing Brinson Fund class     from an existing Brinson Fund
                          account of any other Series of  class account of any other Se-
                          the Trust. Exchanges may be     ries of the Trust. Exchanges
                          made by mail or telephone.      may be made by mail or tele-
                          Call (800) 448-2430 for assis-  phone. Call (800) 448-2430 for
                          tance.                          assistance.
AUTOMATICALLY            . Please refer to "Automatic    . Please refer to "Automatic
                          Investment Plan" under          Investment Plan" under
                          "Account Options" or call       "Account Options" or call
                          (800) 448-2430 for assistance.  (800) 448-2430 for assistance.

ACCOUNT OPTIONS

  The following account options are available to shareholders. There are no charges for the programs noted below and an investor may change or terminate these plans at any time by written notice to the Trust. For information about participating in these account options, call the transfer agent at (800) 448-2430.

   ACCOUNT OPTIONS                           INSTRUCTIONS
---------------------  --------------------------------------------------------
AUTOMATIC INVESTMENT   .   You may have money deducted directly from your
 PLAN                      checking, savings or bank money market accounts for
                           investment in the Funds each month or quarter.
                       .   Complete the Automatic Investment Plan Application,
                           which is available upon request by calling (800)
                           448-2430, and mail it to the address indicated.
                       .   The initial account must be opened first with the
                           initial $100,000 minimum investment, with
                           subsequent minimum investments of $500 pursuant to
                           the Automatic Investment Plan. Effective March 1,
                           1997, the initial account must be opened first with
                           an initial $1,000,000 minimum investment.
                       .   The account designated will be debited in the
                           specified amount, on the date indicated, and Fund
                           shares will be purchased. The Trust may alter or
                           terminate the Automatic Investment Plan at any
                           time.
SYSTEMATIC WITHDRAWAL  .   A shareholder with a minimum account of $100,000
 PLAN                      may direct the transfer agent to send the
                           shareholder (or anyone the shareholder designates)
                           regular, monthly, quarterly or semi-annual
                           payments. Each payment under a Systematic
                           Withdrawal Plan ("SWP") must be at least $500. Such
                           payments are drawn from share redemptions.
                       .   Shareholders participating in the SWP must elect to
                           have their dividends and distributions
                           automatically reinvested in additional Fund shares.
                       .   The Trust may terminate any SWP for an account if
                           the value of the account falls below $50,000 as a
                           result of share redemptions or an exchange of
                           shares of a Fund for Brinson Fund class shares of
                           another Series of the Trust.
INDIVIDUAL RETIREMENT  .   An IRA is a tax-deferred retirement savings account
 ACCOUNTS                  that may be used by an individual under age 70 1/2
                           who has compensation or self-employment income and
                           his or her unemployed spouse, or an individual who
                           has received a qualified distribution from his or
                           her employer's retirement plan.
                       .   The minimum purchase requirement for IRAs is
                           $2,000.

REDEMPTION OF SHARES

  Shareholders may redeem shares of the Funds without charge on any business day that the NYSE is open. Redemptions will be effected at the net asset value per share next determined after the receipt by the transfer agent of a redemption request meeting the requirements described below. The Trust normally sends redemption proceeds on the next business day but, in any event, redemption proceeds are sent within five business days of receipt of a redemption request in proper form. Payment also may be made by wire directly to any bank previously designated by the shareholder in an Account Application. There is no charge for redemptions by wire. Please note that the shareholder's bank may impose a fee for wire service. The Trust will honor redemption requests of shareholders who recently purchased shares by check, but will not mail the proceeds until it is reasonably satisfied that the purchase check has cleared, which may take up to fifteen days from the purchase date.

  Except as noted below, redemption requests received in proper form by the transfer agent prior to the close of regular trading hours on the NYSE on any business day that the Funds' net asset values per share are calculated are effected that day. Redemption requests received in proper form by the transfer agent after the close of the NYSE are effected as of the time the net asset value per share is next determined. No redemption will be processed until the transfer agent has received a completed application with respect to the account.

  The Trust will satisfy redemption requests in cash to the fullest extent feasible, so long as such payments would not, in the opinion of Brinson Partners or the Board of Trustees, result in the necessity of a Series selling assets under disadvantageous conditions and to the detriment of the remaining shareholders of the Series. Pursuant to the Trust's Agreement and Declaration of Trust, payment for shares redeemed may be made either in cash or in-kind, or partly in cash and partly in-kind. However, the Trust has elected, pursuant to Rule 18f-1 under the Act, to redeem its shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of a Series, during any 90 day period for any one shareholder. Payments in excess of this limit will also be made wholly in cash unless the Board of Trustees believes that economic conditions exist which would make such a practice detrimental to the best interests of the Series. Any portfolio securities paid or distributed in-kind would be valued as described under "Net Asset Value." In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from a Series. In-kind payments need not constitute a cross-section of a Series' portfolio. Where a shareholder has requested redemption of all or a part of the shareholder's investment and where a Series computes such redemption in-kind, the Series will not recognize gain or loss for federal tax purposes on the securities used to compute the redemption, but the shareholder will recognize gain or loss equal to the difference between the fair market value of the securities received and the shareholder's basis in the Fund shares redeemed.

SHARES MAY BE REDEEMED IN ONE OF THE FOLLOWING WAYS:

BY MAIL  .   Submit a written request for redemption with:
[LOGO        .   The Fund's name;
MAIL]        .   Your Fund account number;
             .   The dollar amount or number of shares to be redeemed; and
             .   Signatures of all persons required to sign for transactions, exactly as their names appear on the Account Application.
         .   A signature guarantee for the signature of each person in whose name the account is registered is required on all written
             redemption requests over $5,000.
         .   Mail to the address indicated on the Account Application.
             Questions may be directed to the transfer agent at (800) 448-
             2430.
BY WIRE  .   This service must be elected either on the initial application or
[LOGO        subsequently in writing.
WIRE]    .   Shares may be redeemed by instructing the transfer agent by telephone at (800) 448-2430.
         .   Wire redemption requests must be received by the transfer agent before 4:00 p.m. Eastern time for money to be wired the next business day.

BY TELEPHONE (800) 448-2430  .   This service must be elected in advance either
[LOGO TELEPHONE]                 on the initial application or subsequently
                                 arranged in writing.
                             .   Shares may be redeemed by instructing the
                                 transfer agent by telephone at (800) 448-2430.
                             .   Shares will be sold at the next share price
                                 calculated after the order is received and
                                 accepted. Share price is normally calculated at
                                 4:00 p.m. Eastern time.
AUTOMATICALLY                .   Please refer to "Systematic Withdrawal Plan"
                                 under "Account Options" or call (800) 448-2430
                                 for assistance.

----------
NOTE: The Trust reserves the right to refuse a wire or telephone redemption if it is believed advisable to do so. Procedures for redeeming shares of the Global Funds by wire or telephone may be modified or terminated by the Trust at any time.

  Shares of the Funds may be redeemed through certain broker-dealers, banks and bank trust departments which may charge the investor a transaction fee or other fee for their services at the time of redemption. Such fees would not otherwise be charged if the shares were redeemed directly from the Trust.

TELEPHONE TRANSACTIONS:

  Shareholders who wish to initiate purchase, exchange or redemption transactions by telephone must elect the option, as described above. With respect to such telephone transactions, the Funds will ensure that reasonable procedures are used to confirm that instructions communicated by telephone are genuine (including verification of the shareholder's social security number or mother's maiden name) and, if they do not, the Funds or the transfer agent may be liable for any losses due to unauthorized or fraudulent transactions. Written confirmation will be provided for all purchase, exchange and redemption transactions initiated by telephone.

EXCHANGE OF SHARES:

  Fund shares may be exchanged for Brinson Fund class shares of any other Series within the Trust. Exchanges will not be permitted between the Brinson Fund class shares and the SwissKey Fund class shares of any Series of the Trust. Fund shares may be exchanged by written request or by telephone if the shareholder has previously signed a telephone authorization on the Account Application. The telephone exchange may be difficult to implement during times of drastic economic or market changes. The Trust reserves the right to restrict the frequency of, or otherwise modify, condition, terminate or impose charges upon the exchange and/or telephone transfer privileges upon 60 days' prior written notice to shareholders.

  Exchanges will be made on the basis of both Series' relative net asset values per share. Exchanges may be made only for shares of a Series and class then offering its shares for sale in your state of residence and are subject to the minimum initial investment requirement. For federal income tax purposes, an exchange of shares would be treated as if the shareholder had redeemed shares of one Series and reinvested in shares of another Series. Gains or losses on the shares exchanged are realized by the shareholder at the time of the exchange. Any shareholder wishing to make an exchange should first obtain and review a prospectus of the other Series. Requests for telephone exchanges must be received by the transfer agent by the close of regular trading hours (currently 4:00 p.m. Eastern time) on the NYSE on any day that the NYSE is open for regular trading.

TRANSFER OF SECURITIES:

  At the discretion of the Trust, investors may be permitted to purchase Fund shares by transferring securities to a Series that meet the Series' investment objective and policies. Securities transferred to a Series will be valued in accordance with the same procedures used to determine the Fund's net asset value at the time of the next determination of net asset value after such acceptance. Shares issued by a Series in exchange for securities will be issued at the net asset value per share of the Fund determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the Series and must be delivered to the Series by the investor upon receipt from the issuer. Investors who are permitted to transfer such securities will be required to recognize a gain or loss on such transfer and pay tax thereon, if applicable, measured by the difference between the fair market value of the securities and the investors' basis therein. Securities will not be accepted in exchange for shares of a Fund unless: (1) such securities are, at the time of the exchange, eligible to be included in the Series' portfolio and current market quotations are readily available for such securities; (2) the investor represents and warrants that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Series under the Securities Act of 1933 or under the laws of the country in which the principal market for such securities exists, or otherwise; and (3) the value of any such security (except U.S. government securities) being exchanged, together with other securities of the same issuer owned by the Series, will not exceed 5% of the Series' net assets immediately after the transaction.

NET ASSET VALUE

  The net asset value per share for the Brinson Fund class shares and SwissKey Fund class shares is computed by adding, with respect to each class of shares, the value of the Series' investments, cash and other assets attributable to that class, deducting liabilities of the class and dividing the result by the number of shares of that class outstanding. The public offering price of the Brinson Fund class shares and the SwissKey Fund class shares, both of which are sold on a continuous basis, is the net asset value of that class. The valuation of assets for determining the net asset value may be summarized as follows:

    Securities traded on securities exchanges are valued at the last available sale price. Securities that are not traded on a particular day or on an exchange are valued at either (a) the bid price or (b) a valuation within a range considered best to represent value in the circumstances. Price information on listed securities is generally taken from the closing price on the exchange where the security is primarily traded. Valuations of equity securities may be obtained from a pricing service and/or broker-dealers when such prices are believed to reflect fair value of such securities. Use of a pricing service and/or broker-dealers has been approved by the Board of Trustees. Futures contracts are valued at their daily quoted settlement price on the exchange on which they are traded. Forward foreign currency contracts are valued daily using the mean between the bid and asked forward points added to the current exchange and an unrealized gain or loss is recorded. A Series realizes a gain or loss upon settlement of the contracts. For valuation purposes, foreign securities initially expressed in foreign currency values will be converted into U.S. dollar values using WM/Reuters closing spot rates as of 4:00 p.m. London time.

    Securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Debt securities are valued on the basis of prices provided by a pricing service, or at the bid price where readily available, as long as the bid price, in the opinion of the Advisor, continues to reflect the value of the security. Redeemable securities issued by open-end investment companies are valued using their respective net asset values for purchase orders placed at the close of the NYSE. Securities (including over-the-counter options) for which market quotations are not readily available and other assets are valued at their fair value as determined in good faith by or under the direction of the Trustees.

  Net asset value is determined on each day that the NYSE is open, as of the close of business of the regular session of the NYSE (currently 4:00 p.m. Eastern time). Investments and requests to exchange or redeem shares received by a Series in proper form before such close of business are effective, and will receive the price determined, on that day. Investment, exchange and redemption requests received after such close of business are effective, and will receive the share price determined, on the next business day.

  Because of time zone differences, foreign exchanges and securities markets will usually be closed prior to the time of the closing of the NYSE and values of foreign futures and options and foreign securities will be determined as of the earlier closing of such exchanges and securities markets. However, events affecting the values of such foreign securities may occasionally occur between the earlier closings of such exchanges and securities markets and the closing of the NYSE which will not be reflected in the computation of the net asset value of a Series. If an event materially affecting the value of such foreign securities occurs during such period, then such securities will be valued at fair value as determined in good faith by or under the direction of the Board of Trustees. Where a foreign securities market remains open at the time that a Series values its portfolio securities, or closing prices of securities from that market may not be retrieved because of local time differences or other difficulties in obtaining such prices at that time, last sale prices in such market at a point in time most practicable to timely valuation of the Series may be used.

  The Series' portfolio securities from time to time may be listed primarily on foreign exchanges which trade on days when the NYSE is closed (such as Saturday). As a result, the net asset value of a Fund may be significantly affected by such trading on days when shareholders have no access to the Fund.

  Each of the Series' two classes of shares will bear pro rata all of the common expenses of that Series. The net asset value of all outstanding shares of each class of the Series will be computed on a pro rata basis for each outstanding share based on the proportionate participation in the Series represented by the value of shares of that class. All income earned and expenses incurred by the Series will be borne on a pro rata basis by each outstanding share of a class, based on each class' proportionate participation in the Series represented by the value of the shares of such class, except that the Brinson Fund class will not incur any of the expenses under the SwissKey Fund class' 12b-1 Plan.

  The different expenses borne by each class of shares will result in different net asset values and dividends. The per share net asset value of the SwissKey Fund class shares will generally be lower than that of the Brinson Fund class shares of a Series because of the higher expenses borne by the SwissKey Fund class shares. It is expected, however, that the net asset value per share of the two classes will tend to converge immediately after the payment of dividends, which will differ by approximately the amount of the service and distribution expense differential between the classes.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS

  The Series will distribute their net investment income semi-annually in June and December. The Series will distribute annually in December substantially all of their net long-term capital gains and any undistributed net short-term capital gains realized during the one year period commencing November 1 (or date of the creation of the Series, if later) and ending October 31, and, at the same time, will distribute all of their net investment income earned through the end of December and not previously distributed as ordinary (not capital) income.

  Dividends and other distributions paid by a Series with respect to its Brinson Fund class and SwissKey Fund class shares are calculated in the same manner and at the same time. The per share dividends on SwissKey Fund class shares will be lower than the per share dividends on the Brinson Fund class shares of each Series as a result of the distribution and service fees applicable with respect to the SwissKey Fund class shares. Both the SwissKey Fund class and Brinson Fund class shares of a Series will share proportionately in the investment income and expenses of that Series, except that the per share dividends on the SwissKey Fund class shares will be lower than the per share dividends on the Brinson Fund class shares, which will not incur any expenses under a Rule 12b-1 Plan.

  Income dividends and capital gain distributions are reinvested automatically in additional Fund shares of a Series at net asset value, unless the shareholder has notified the transfer agent, in writing, of the shareholder's election to receive them in cash. Distribution options may be changed at any time by requesting a change in writing. Any check in payment of dividends or other distributions which cannot be delivered by the Post Office or which remains uncashed for a period of more than one year may be reinvested in the shareholder's account at the then current net asset value and the dividend option may be changed from cash to reinvest. Dividends are reinvested on the ex dividend date (the "ex date") at the net asset value determined at the close of business on that date. Please note that shares purchased shortly before the record date for a dividend or distribution may have the effect of returning capital although such dividends and distributions are subject to taxes.

TAXES

  Each Series has qualified, and intends to continue to qualify, for taxation as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("the Code"). Such qualification relieves a Series of liability for federal income taxes to the extent the Series' earnings are distributed in accordance with the Code. Each Series is treated as a separate corporate entity for federal tax purposes. Distributions of any net investment income and of any net realized short-term capital gains are taxable to shareholders as ordinary income. All distributions may be subject to state and local taxes. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are taxable to shareholders as long-term capital gain regardless of how long a shareholder may have held shares of a Series. The tax treatment of distributions of ordinary income or capital gains will be the same whether the shareholder reinvests the distributions or elects to receive them in cash. A distribution will be treated as paid on December 31 of the current calendar year if it is declared in October, November or December with a record date in such a month and paid during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

  Shareholders will be advised annually of the source and tax status of all distributions for federal income tax purposes. Further information regarding the tax consequences of investing in the Series is included in the Statement of Additional Information. The above discussion is intended for general information only. Investors should consult their own tax advisors for more specific information on the tax consequences of particular types of distributions.

  Redemptions of Series shares, and the exchange of shares between two Series of the Trust, are taxable events and, accordingly, shareholders may realize capital gains or losses on these transactions.

  Shareholders may be subject to back-up withholding on reportable dividend and redemption payments ("back-up withholding") if a certified taxpayer identification number is not on file with the Series, or if, to the Series' knowledge, an incorrect number has been furnished, or if the Series has been notified by the Internal Revenue Service that an account is subject to back-up withholding. An individual's taxpayer identification number is the individual's social security number.

  If more than 50% of a Series' total assets at the close of its taxable year consists of stock or securities in foreign corporations, the Series may elect to "pass-through" to shareholders for foreign tax credit purposes the amount of foreign income taxes paid by the Series with respect to its direct holdings of securities in foreign corporations. A Series will make such an election only if it deems such election to be in the best interests of its shareholders. If this election is made, shareholders of the Series will be required to include in their gross incomes their pro rata share of foreign taxes paid by the Series. However, shareholders will be able to treat their pro rata share of foreign taxes as either a deduction (itemized deduction in the case of individuals) or a foreign tax credit (but not both) against U.S. income taxes on their tax returns.

GENERAL INFORMATION

ORGANIZATION

  The Brinson Funds is a Delaware business trust organized pursuant to an Agreement and Declaration of Trust, dated December 1, 1993. The Trust was originally organized as a Maryland corporation on April 14, 1992. On December 1, 1993, the Trust reorganized as a Delaware business trust through a merger of the Maryland corporation into the Trust. The Trust is registered under the Act as an open-end management investment company, commonly known as a mutual fund, and consists of seven different investment portfolios or Series. The Trustees of the Trust may establish additional Series or classes of shares without the approval of shareholders. All of the Series, except the Global Bond Fund, are diversified portfolios. The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

DESCRIPTION OF SHARES

  Each Series is authorized to issue an unlimited number of shares of beneficial interest with a $0.001 par value per share. The Board of Trustees has the power to designate one or more Series or sub-Series/classes of shares of beneficial interest and to classify or reclassify only unissued shares with respect to such Series. Shares of each Series represent equal proportionate interests in the assets of that Series only and have identical voting, dividend, redemption, liquidation, and other rights, except that only shares of each Series' SwissKey Fund class shall have voting rights with respect to the Rule 12b-1 Plan relating to that class as described below. All shares issued are fully paid and non-assessable, and shareholders have no preemptive or other right to subscribe to any additional shares and no conversion rights. Currently, the Trust offers seven Series--Global Fund, Global Equity Fund, Global Bond Fund, U.S. Balanced Fund, U.S. Equity Fund, U.S. Bond Fund and Non-U.S. Equity Fund. Two classes of shares are currently issued by the Trust for each Series, the SwissKey Fund class and the Brinson Fund class.

VOTING RIGHTS

  Each issued and outstanding full and fractional share of a Series is entitled to one full and fractional vote in the Series and all shares of each Series participate equally with regard to dividends, distributions, and liquidations with respect to that Series. Shareholders do not have cumulative voting rights. On any matter submitted to a vote of shareholders, shares of each Series will vote separately except when a vote of shareholders in the aggregate is required by law, or when the Trustees have determined that the matter affects the interests of more than one Series, in which case the shareholders of all such Series shall be entitled to vote thereon. Only the SwissKey Fund class shareholders may vote on matters related to the Rule 12b-1 Plan associated with that class.

SHAREHOLDER MEETINGS

  The Trustees of the Trust do not intend to hold annual meetings of shareholders of the Series. The U.S. Securities and Exchange Commission, however, requires the Trustees to promptly call a meeting for the purpose of voting upon the question of removal of any Trustee when requested to do so by not less than 10% of the outstanding shareholders of the respective Series. In addition, subject to certain conditions, shareholders of each Series may apply to the other Series of the Trust to communicate with other shareholders to request a shareholders' meeting to vote upon the removal of a Trustee or Trustees.

PORTFOLIO TURNOVER (GLOBAL FUND AND GLOBAL BOND FUND)

  As a result of the Global Fund's and Global Bond Fund's investment policies, their portfolio turnover rates may exceed 100%. High portfolio turnover (over 100%) may involve correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the effected Series and ultimately, by the Series' shareholders. In addition, high portfolio turnover may result in increased short-term capital gains, which, when distributed to shareholders, are treated as ordinary income.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

  The Trust will attempt to obtain the best overall price and most favorable execution of transactions in portfolio securities. However, subject to policies established by the Board of Trustees of the Trust, a Series may pay a broker-dealer a commission for effecting a portfolio transaction for the Series in excess of the amount of commission another broker-dealer would have charged if Brinson Partners determines in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such broker-dealer, viewed in terms of that particular transaction or such firm's overall responsibilities with respect to the clients, including the Series, as to which it exercises investment discretion. In selecting and monitoring broker-dealers and negotiating commissions, consideration will be given to a broker-dealer's reliability, the quality of its execution services on a continuing basis and its financial condition.

SHAREHOLDER REPORTS AND INQUIRIES

  Shareholders will receive semi-annual reports showing portfolio investments and other information as of December 31 and annual reports audited by independent auditors as of June 30. Shareholders with inquiries should call the Global Funds at (800) 448-2430 or write to The Brinson Funds, 3200 Horizon Drive, P.O. Box 61503, King of Prussia, PA 19406-0903.

PERFORMANCE INFORMATION

  From time to time, performance information, such as yield or total return, may be quoted in advertisements or in communications to present or prospective shareholders. Performance quotations represent the Funds' past performance and should not be considered as representative of future results. The current yield will be calculated by dividing the net investment income earned per share by a Fund during the period stated in the advertisement (based on the average daily number of shares entitled to receive dividends outstanding during the period) by the maximum net asset value per share on the last day of the period and annualizing the result on a semi-annual compounded basis. The Funds' total return may be calculated on an annualized and aggregate basis for various periods (which periods will be stated in the advertisement). Average annual return reflects the average percentage change per year in value of an investment in a Fund. Aggregate total return reflects the total percentage change over the stated period.

  To help investors better evaluate how an investment in the Global Funds might satisfy their investment objectives, advertisements regarding the Funds may discuss yield or total return as reported by various financial publications. Advertisements may also compare yield or total return to other investments, indices and averages. The following publications, benchmarks, indices and averages may be used: Lipper Mutual Fund Performance Analysis; Lipper Fixed Income Analysis; Lipper Mutual Fund Indices; Morgan Stanley Indices; Shearson Lehman Hutton Treasury Index; Salomon Brothers Indices; Dow Jones Composite Average or its component indices; Standard & Poor's 500 Stock Index or its component indices; Wilshire Indices; The New York Stock Exchange composite or component indices; CDA Mutual Fund Report; Weisenberger--Mutual Funds Panorama and Investment Companies; Mutual Fund Values and Mutual Fund Service Book, published by Morningstar, Inc.; comparable global portfolios managed by the Advisor; and financial publications such as Business Week, Kiplinger's Personal Finance, Financial World, Forbes, Fortune, Money Magazine, The Wall Street Journal, Barron's, et al., which rate fund performance over various time periods.

  The principal value of an investment in the Funds will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Any fees charged by banks or other institutional investors directly to their customer accounts in connection with investments in shares of the Funds will not be included in the Global Funds' calculations of yield or total return. Further information about the performance of the Funds is included in the Funds' Annual Report dated June 30, 1996, which may be obtained without charge by contacting the Trust at (800) 448-2430.

APPENDIX A

INVESTMENT POLICIES AND TECHNIQUES

  EQUITY SECURITIES (GLOBAL FUND AND GLOBAL EQUITY FUND): The Series may invest in a broad range of equity securities of U.S. and non-U.S. issuers, including common stocks of companies or closed-end investment companies, preferred stocks, debt securities convertible into or exchangeable for common stock, securities such as warrants or rights that are convertible into common stock, and sponsored or unsponsored American, European and Global depository receipts ("Depository Receipts"). The issuers of unsponsored Depository Receipts are not obligated to disclose material information in the United States. The Series expects their U.S. equity investments to emphasize large and intermediate capitalization companies. The equity markets in the non-U.S. component of the Series will typically include available shares of larger capitalization companies, although the Global Fund may also invest in small market capitalization equity markets. Capitalization levels are measured relative to specific markets, thus large, intermediate and small capitalization ranges vary country by country. The Global Fund may invest in equity securities of companies considered by the Advisor to be in their post-venture capital stage, or "post-venture capital companies." A post-venture capital company is a company that has received venture capital financing either (a) during the early stages of the company's existence or the early stages of the development of a new product or service, or (b) as part of a restructuring or recapitalization of the company. The Global Fund also may invest in other open-end investment companies advised by Brinson, in equity securities of issuers in emerging markets, and in securities with respect to which the return is derived from the equity securities of issuers in emerging markets.

  FIXED INCOME SECURITIES (GLOBAL FUND AND GLOBAL BOND FUND): The Series may invest in a broad range of fixed income securities of U.S. and non-U.S. issuers, including governments and governmental entities, supranational issuers as well as corporations and other business organizations. The Series may purchase U.S. dollar denominated securities that reflect a broad range of investment maturities, qualities and sectors. A majority of the fixed income securities in which the Series will invest will possess a minimum rating of BBB- by Standard & Poor's Ratings Group ("S&P") or Baa3 by Moody's Investors Services, Inc. ("Moody's") or, if unrated, will be determined to be of comparable quality by Brinson Partners. Such securities are considered to be investment grade. While securities rated BBB- or Baa3 are regarded as having an adequate capacity to pay principal and interest, such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics; and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher rated bonds. Securities rated lower than BBB- by S&P and Baa3 by Moody's are classified as non-investment grade securities (commonly referred to as "junk bonds") carry a higher degree of risk and are considered to be speculative by the major credit rating agencies. Both Series currently intend to limit their aggregate investments in non-investment grade debt securities of their U.S. and non-U.S. dollar-denominated fixed income assets to no more than 5% of their respective net assets. To the extent that a security held by a Series is downgraded to below investment grade, the Series will dispose of that or another non-investment grade security so that no more than 5% of its assets will be invested in below investment grade securities. Other fixed income securities in which the Series may invest include zero coupon securities, mortgage-backed securities, asset-backed securities and when-issued securities.

  The non-U.S. fixed income component of the Series will typically be invested in the securities of non-U.S. governments, governmental agencies and supranational issues. A supranational entity is an entity established or financially supported by the national governments of one or more countries to promote reconstruction or development. Examples of supranational entities include, among others: the World Bank, the European Economic Community, the European Coal and Steel Community, the European Investment Bank, the Inter-American Development Bank, the Export-Import Bank and the Asian Development Bank.

  The Global Fund may invest in fixed income securities of emerging market issuers, including government and government-related entities (including participation in loans between governments and financial institutions), and of entities organized to restructure outstanding debt securities of developing countries' corporate issuers.

  CASH AND CASH EQUIVALENTS (ALL GLOBAL FUNDS): The Series may invest a portion of their assets in short-term debt securities (including repurchase agreements and reverse repurchase agreements) of corporations, the U.S. government and its agencies and instrumentalities and banks and finance companies, which may be denominated in any currency. When unusual market conditions warrant, a Series may make substantial temporary defensive investments in cash equivalents up to a maximum of 100% of its net assets. Cash equivalent holdings may be in any currency (although such holdings may not constitute "cash or cash equivalents" for tax diversification purposes under the Code). When a Series invests for defensive purposes, it may affect the attainment of the Series' investment objective.

  ZERO COUPON SECURITIES (GLOBAL FUND AND GLOBAL BOND FUND): Zero coupon securities are debt obligations which do not entitle the holder to any periodic payments of interest prior to maturity or a specified date when the securities begin paying current interest (the "cash payment date") and, therefore, are issued and traded at a discount from their value at maturity or par value. Such bonds carry an additional risk in that, unlike bonds which pay interest throughout the period to maturity, a Series investing in zero coupon securities will realize no cash until the cash payment date and, if the issuer defaults, a Series may obtain no return at all on its investment. The market price of zero coupon securities generally is more volatile than the market price of securities that pay interest periodically and are likely to be more responsive to changes in interest rates than non-zero coupon securities having similar maturities and credit qualities. For federal tax purposes, the Series will be required to include in income daily portions of original issue discount accrued and to distribute the same to shareholders annually, even if no payment is received before the distribution date.

  MORTGAGE- AND ASSET-BACKED SECURITIES (GLOBAL FUND AND GLOBAL BOND FUND):
Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by agencies or instrumentalities of the U.S. government. Other mortgage-backed securities are issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities (collectively, "private lenders"). Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement.

  Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not first-lien mortgage loans or interests therein; rather, they include assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property and receivables from credit card or other revolving credit arrangements. Payments or distributions of principal and interest on asset-backed securities may be supported by non-governmental credit enhancements similar to those utilized in connection with mortgage-backed securities.

  The yield characteristics of mortgage- and asset-backed securities differ from those of traditional debt obligations. Among the principal differences are that interest and principal payments are made more frequently on mortgage- and asset-backed securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, the rate of return on these securities may be affected by prepayments of principal on the underlying loans, which generally increase as interest rates decline. As a result, if a Series purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if a Series purchases these securities at a discount, a prepayment rate that is faster than expected will increase the yield to maturity, while a prepayment rate that is slower than expected will reduce the yield to maturity. Accelerated prepayments on securities purchased by a Series at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full. In addition, like other debt securities, the values of mortgage-related securities, including government and government-related mortgage pools, generally will fluctuate in response to market interest rates. The market for privately-issued mortgage- and asset-backed securities is smaller and less liquid than the market for government sponsored mortgage-backed securities.

  WHEN-ISSUED SECURITIES (GLOBAL FUND AND GLOBAL BOND FUND): The Series may purchase securities on a "when-issued" basis for payment and delivery at a later date. The price is generally fixed on the date of commitment to purchase. During the period between purchase and settlement, no interest accrues to a Series. At the time of settlement, the market value of the security may be more or less than the purchase price. A Series will establish a segregated account consisting of cash, U.S. government securities, equity securities and/or investment and non-investment grade debt securities in an amount equal to the amounts of its when-issued securities. The cash, U.S. government securities, equity securities, investment or non-investment grade debt securities and other assets held in any segregated account maintained by the Series with respect to any when-issued securities, options, futures, forward contracts or other derivative transactions shall be liquid, unencumbered and marked-to-market daily (the assets held in a segregated account are referred to in this Prospectus as "Segregated Assets").

  FOREIGN CURRENCY TRANSACTIONS (ALL GLOBAL FUNDS): The Series may conduct their foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date (i.e., a "forward foreign currency" contract or "forward" contract). A forward contract involves an obligation to purchase or sell a specific currency amount at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The Series will convert currency on a spot basis from time to time and investors should be aware that changes in currency exchange rates and exchange control regulations may affect the costs of currency conversion.

  The Series may enter into forward contracts for hedging purposes as well as non-hedging purposes. For hedging purposes, a Series may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. It may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. A Series may also enter into contracts with the intent of changing the relative exposure of the Series' portfolio of securities to different currencies to take advantage of anticipated changes in exchange rates.

  When a Series enters into forward contracts for non-hedging purposes, it will establish a segregated account with its custodian bank in which it will maintain Segregated Assets equal in value to its obligations with respect to its forward contracts for non-hedging purposes.

  At the maturity of a forward contract, a Series may either sell a portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader, obligating it to purchase, on the same maturity date, the same amount of the foreign currency. A Series may realize a gain or loss from currency transactions.

  OPTIONS ON CURRENCIES (ALL GLOBAL FUNDS): The Series also may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage the portfolios' exposure to changes in currency exchange rates. Call options on foreign currency written by the Series will be "covered," which means that the Series will own an equal amount of, or an offsetting position in, the underlying foreign currency. With respect to our options on foreign currency written by a Series, the Series will establish a segregated account with its custodian bank consisting of Segregated Assets equal in value to the amount the Series would be required to deliver upon exercise of the put.

  FUTURES CONTRACTS (ALL GLOBAL FUNDS): The Series may enter into contracts for the future purchase or sale of securities, indices or foreign currencies. A financial futures contract is an agreement between two parties to buy or sell a specified debt security at a set price on a future date. An index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period. A futures contract on a foreign currency is an agreement to buy or sell a specified amount of a currency for a set price on a future date. A Series may enter into futures contracts to the extent that not more than 5% of its assets are required as futures contract margin deposits and its obligations relating to such futures transactions represent not more than 25% of the Series' assets.

  The Series will enter into such futures transactions on domestic exchanges and, to the extent such transactions have been approved by the Commodity Futures Trading Commission for sale to customers in the United States, on foreign exchanges.

  OPTIONS (ALL GLOBAL FUNDS): The Series may purchase and write put and call options on foreign or U.S. securities and indices and enter into related closing transactions. A Series may use options traded on U.S. exchanges and, to the extent permitted by law, options traded over-the-counter and on recognized foreign exchanges. It is the position of the U.S. Securities and Exchange Commission that over-the-counter options are illiquid. Accordingly, a Series will invest in such options only to the extent consistent with its 15% limit on investment in illiquid securities.

  REPURCHASE AGREEMENTS (ALL GLOBAL FUNDS): The Series may enter into repurchase agreements with banks or broker-dealers. Repurchase agreements are considered under the Act to be collateralized loans by a Series to the seller secured by the securities transferred to the Series. Repurchase agreements under the Act will be fully collateralized by securities which the Series may invest in directly. Such collateral will be marked-to-market daily. If the seller of the underlying security under the repurchase agreement should default on its obligation to repurchase the underlying security, a Series may experience delay or difficulty in recovering its cash. To the extent that, in the meantime, the value of the security purchased had decreased, the Series could experience a loss. No more than 15% of a Series' net assets will be invested in illiquid securities, including repurchase agreements which have a maturity of longer than seven days. The Series must treat each repurchase agreement as a security for tax diversification purposes and not as cash, a cash equivalent or as a receivable.

  BORROWING (ALL GLOBAL FUNDS): Each Series is authorized, within specified limits, to borrow money as a temporary defensive measure for extraordinary purposes and to pledge its assets in connection with such borrowings.

  LOANS OF PORTFOLIO SECURITIES (ALL GLOBAL FUNDS): Each Series may loan its portfolio securities to broker-dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. The major risk to which a Series would be exposed on a loan transaction is the risk that the borrower would become bankrupt at a time when the value of the security goes up. Therefore, a Series will only enter into loan arrangements after a review of all pertinent factors by Brinson Partners, subject to overall supervision by the Board of Trustees, including the creditworthiness of the borrowing broker-dealer or institution and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by Brinson Partners.

  RULE 144A AND ILLIQUID SECURITIES (ALL GLOBAL FUNDS): Each Series may invest up to 15% of its net assets in illiquid securities. Illiquid securities are those securities that are not readily marketable, including restricted securities and repurchase obligations that mature in more than seven days. Certain restricted securities that may be resold to institutional investors pursuant to Rule 144A under the Securities Act of 1933 may be determined to be liquid under guidelines adopted by the Trust's Board of Trustees.

  INVESTMENT COMPANY SECURITIES (GLOBAL FUND): The Trust has received an exemptive order (the "Exemptive Order") from the U.S. Securities and Exchange Commission which permits each Series to invest its assets in certain portfolios of Brinson Relationship Funds, another registered investment company advised by Brinson Partners. Currently, only the Global Fund intends to invest in the portfolios of Brinson Relationship Funds and only to the extent consistent with Brinson Partners' investment process of allocating assets to specific asset classes. The Global Fund will invest in the portfolios of Brinson Relationship Funds to obtain exposure to the following asset classes: (1) equity and fixed income securities of issuers located in emerging market countries ("Emerging Market Securities"); (2) equity securities issued by companies with relatively small overall market capitalizations ("Small Cap Securities"); and (3) high yield securities ("High Yield Securities"). The Global Fund will invest in corresponding portfolios of Brinson Relationship Funds only to the extent the Advisor determines that such investments are a more efficient means for the Global Fund to gain exposure to the asset classes identified above than by investing directly in individual securities. Thus, to gain exposure to Emerging Market Securities, the Global Fund will invest in the Brinson Emerging Markets Equity Fund and the Brinson Emerging Markets Debt Fund portfolios of Brinson Relationship Funds. To gain exposure to Small Cap Securities and High Yield Securities, the Global Fund will invest in the Brinson Post-Venture Fund and the Brinson High Yield Fund portfolios, respectively, of Brinson Relationship Funds. Each portfolio of Brinson Relationship Funds in which the Global Fund may invest is permitted to invest in the same securities of a particular asset class in which the Global Fund is permitted to invest directly, and with similar risks.

  For more detailed descriptions of these investment policies and techniques, please refer to the Statement of Additional Information, which is available without charge upon request by calling (800) 448-2430.

                            ----------------------
                               The Brinson Funds




                              Brinson Global Fund

                          Brinson Global Equity Fund

                           Brinson Global Bond Fund


                                  Prospectus


                               October 28, 1996,
                                  As Revised
                               February 5, 1997





                                [BRINSON LOGO]





                             Global Institutional

                               Asset Management
                            ----------------------



The Brinson Funds
-------------------------------------------------------

209 South LaSalle Street . Chicago, Illinois 60604-1295

Tel: (800) 448-2430

     [LOGO APPEARS HERE]      The Brinson Funds

                          BRINSON U.S. BALANCED FUND

                           BRINSON U.S. EQUITY FUND

                            BRINSON U.S. BOND FUND

                           209 South LaSalle Street
                            Chicago, IL 60604-1295

                                  PROSPECTUS
                               OCTOBER 28, 1996

                       AS REVISED, FEBRUARY 5, 1997

  THE BRINSON FUNDS (the "Trust") is a no-load, open-end management investment company which currently offers seven distinct investment portfolios or "Series." Each Series offers two classes of shares: the Brinson Fund class and SwissKey Fund class.

  This Prospectus pertains only to the Brinson U.S. Balanced Fund, Brinson U.S. Equity Fund and Brinson U.S. Bond Fund (each a "Fund" and collectively, the "Funds" or "U.S. Funds"), which represent the Brinson Fund class shares of the U.S. Balanced Fund, U.S. Equity Fund and U.S. Bond Fund Series (each a "Series" and collectively, the "Series").

  The Brinson Fund class shares have no sales charges or 12b-1 fees. The SwissKey Fund class shares are also offered without sales charges, but impose a 12b-1 fee. Further information relating to the SwissKey Fund class shares may be obtained by calling 1-800-SWISSKEY.

  This Prospectus sets forth concisely the information a prospective investor should know before investing in any of the U.S. Funds. Investors should read and retain this Prospectus for future reference. Additional information about the U.S. Funds, and the other Series and classes of shares of the Trust is contained in the Statement of Additional Information dated October 28, 1996, as revised, February 5, 1997, as amended from time to time, which has been filed with the U.S. Securities and Exchange Commission. The Statement of Additional Information is incorporated by reference into this Prospectus and is available upon request and without charge from the Trust, at the addresses and telephone numbers below.

  AN INVESTMENT IN THE FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. AN INVESTMENT IN ANY OF THE FUNDS IS NOT A DEPOSIT OR OTHER OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE U.S. SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

UNDERWRITER:                              ADVISOR:
                                          Brinson Partners, Inc.
Funds Distributor Inc.
                                          209 South LaSalle Street
60 State Street
                                          Chicago, IL 60604-1295
Suite 1300
                                          (800) 448-2430
Boston, MA 02109
(800) 448-2430

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Annual Fund Operating Expenses.............................................   1
Financial Highlights.......................................................   2
Description of the U.S. Funds..............................................   3
Investment Objectives and Policies.........................................   3
  U.S. Balanced Fund.......................................................   3
  U.S. Equity Fund.........................................................   3
  U.S. Bond Fund...........................................................   4
Investment Considerations and Risks........................................   4
Management of the Trust ...................................................   6
Portfolio Management.......................................................   7
Administration of the Trust................................................   7
Purchase of Shares.........................................................   7
Account Options............................................................   9
Redemption of Shares.......................................................  10
Net Asset Value............................................................  12
Dividends, Distributions and Taxes.........................................  13
General Information........................................................  15
Performance Information....................................................  16
Appendix A.................................................................  18





  This Prospectus is not an offering of the securities herein described in any jurisdiction or to any person to whom it is unlawful for the Funds to make such an offer or solicitation. No sales representative, dealer, or other person is authorized to give any information or make any representation other than those contained in this Prospectus.

ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                                             TOTAL FUND
                            MANAGEMENT FEES         OTHER EXPENSES       OPERATING EXPENSES
                         (AFTER FEE WAIVER)/1/ (AFTER REIMBURSEMENT)/2/ (AFTER REIMBURSEMENT)
                         --------------------- ------------------------ ---------------------
Brinson U.S. Balanced
 Fund...................         0.49%                  0.31%                   0.80%
Brinson U.S. Equity
 Fund...................         0.36%                  0.44%                   0.80%
Brinson U.S. Bond Fund..         0.00%                  0.60%                   0.60%

----------
/1/The Advisor has irrevocably agreed to waive its fees and reimburse certain expenses so that total operating expenses of the Brinson U.S. Balanced Fund, Brinson U.S. Equity Fund and Brinson U.S. Bond Fund will never exceed 0.80%, 0.80% and 0.60%, respectively. Had the Advisor not irrevocably agreed to waive fees and reimburse expenses, the total fund operating expenses for the fiscal year ended June 30, 1996 for the Brinson U.S. Balanced Fund, Brinson U.S. Equity Fund and Brinson U.S. Bond Fund would have been 1.01%, 1.14% and 3.63%, respectively.
/2/"Other Expenses" include the fee paid to the Administrator, which is calculated on the basis of the total net assets of all portfolios within the Trust and is subject to an annual minimum fee of $75,000 for the initial multiple class portfolio and $10,000 per each additional multiple class portfolio.

EXAMPLE: Based on the level of expenses listed above after reimbursement, the total expenses relating to an investment of $1,000 would be as follows, assuming a 5% annual return and redemption at the end of each time period.

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
Brinson U.S. Balanced Fund......................  $ 8     $26     $44     $99
Brinson U.S. Equity Fund........................  $ 8     $26     $44     $99
Brinson U.S. Bond Fund..........................  $ 6     $19     $33     $75

  The foregoing table is designed to assist the investor in understanding the various costs and expenses that a shareholder will bear directly or indirectly.

--------------------------------------------------------------------------------

THE EXAMPLE SHOULD NOT BE CONSIDERED REPRESENTATIVE OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, A FUND'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN ACTUAL RETURNS GREATER OR LESS THAN 5%.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

  The selected financial information in the following table has been audited by the Funds' independent auditors, whose unqualified report thereon appears in the Funds' Annual Report to Shareholders dated June 30, 1996. Additional financial data and related notes are contained in the Funds' Annual Report to Shareholders, which is incorporated by reference into the Statement of Additional Information and is available without charge upon request.

FINANCIAL HIGHLIGHTS--FISCAL YEARS ENDED JUNE 30

  The following table presents financial data relating to a share of beneficial interest outstanding throughout the periods presented. This information has been derived from the Funds' financial statements.

                           INCOME (LOSS) FROM INVESTMENT
                                     OPERATIONS                LESS DISTRIBUTIONS
                           ------------------------------ -----------------------------
                                                 TOTAL              DISTRIBU-
                                                 INCOME   DISTRIBU-   TIONS              NET                 NET
                                       NET       (LOSS)     TIONS   FROM AND            ASSET               ASSETS
                 NET ASSET   NET    REALIZED      FROM    FROM NET  IN EXCESS           VALUE-    TOTAL     END OF
                  VALUE-   INVEST-     AND      INVEST-    INVEST-   OF NET     TOTAL    END     RETURN     PERIOD
                 BEGINNING  MENT   UNREALIZED     MENT      MENT    REALIZED  DISTRIBU-   OF      (NON-      (IN
YEAR             OF PERIOD INCOME  GAIN (LOSS) OPERATIONS  INCOME     GAIN      TIONS   PERIOD ANNUALIZED)  000S)
----             --------- ------- ----------- ---------- --------- --------- --------- ------ ----------- --------
BRINSON U.S. BALANCED FUND (Commencement of Operations December 30, 1994)
1995............  $10.00    0.23      1.16        1.39     (0.16)      --      (0.16)   $11.23   13.91%    $157,724
1996............   11.23    0.44      1.04        1.48     (0.43)    (0.57)    (1.00)    11.71   13.52%    $227,829
BRINSON U.S. EQUITY FUND (Commencement of Operations February 22, 1994)
1994............  $10.00    0.05     (0.36)      (0.31)    (0.04)      --      (0.04)   $ 9.65   (3.10%)   $  8,200
1995............    9.65    0.16      1.89        2.05     (0.14)    (0.03)    (0.17)    11.53   21.45%    $ 42,573
1996............   11.53    0.17      3.31        3.48     (0.17)    (0.25)    (0.42)    14.59   30.57%    $126,342
BRINSON U.S. BOND FUND (Commencement of Operations August 31, 1995)
1996............  $10.00    0.50     (0.14)       0.36     (0.40)    (0.03)    (0.43)   $ 9.93    3.60%    $  9,047

                           RATIOS/SUPPLEMENTAL DATA
                           ------------------------

                                           RATIO OF NET
                   RATIO OF EXPENSES     INVESTMENT INCOME
                    TO AVERAGE NET        TO AVERAGE NET
                        ASSETS                ASSETS
                 --------------------- ---------------------
                                                                         AVERAGE
                   BEFORE     AFTER      BEFORE     AFTER                COMMIS-
                  EXPENSE    EXPENSE    EXPENSE    EXPENSE    PORTFOLIO   SION
                 REIMBURSE- REIMBURSE- REIMBURSE- REIMBURSE-  TURNOVER  RATE PAID
YEAR                MENT       MENT       MENT       MENT      RATE     PER SHARE
----             ---------- ---------- ---------- ----------  --------- ---------
BRINSON U.S. BALANCED FUND (Commencement of Operations December 30, 1994)
1995............  1.06%/1/   0.80%/1/   4.36%/1/   4.63%/1/    196%       N/A
1996............  1.01%      0.80%      3.76%      3.97%       240%     $0.0481
BRINSON U.S. EQUITY FUND (Commencement of Operations February 22, 1994)
1994............  5.40%/1/   0.80%/1/  (2.82)%/1/  1.78%/1/      9%       N/A
1995............  1.70%      0.80%      1.09%      1.99%        33%       N/A
1996............  1.14%      0.80%      1.13%      1.47%        36%     $0.0457
BRINSON U.S. BOND FUND (Commencement of Operations August 31, 1995)
1996............  3.63%/1/   0.60%/1/   3.00%/1/   6.03%/1/    363%       N/A

-----
/1/Annualized
N/A=Not Applicable

DESCRIPTION OF THE U.S. FUNDS

  The U.S. Equity Fund and U.S. Bond Fund each have an investment objective to maximize total return, consisting of capital appreciation and current income, while controlling risk. The U.S. Balanced Fund has the investment objective to maximize total return, consisting of capital appreciation and current income. These investment objectives are fundamental and may not be changed without a vote of the holders of the majority of the voting securities of the respective Series. Unless otherwise stated in this Prospectus or in the Statement of Additional Information, each Series' investment policies are not fundamental and may be changed without shareholder approval. There can be no assurance that the Series will achieve their investment objectives.

  The Series do not intend to concentrate their investments in a particular industry. The Series do not intend to issue senior securities, as defined in the Investment Company Act of 1940, as amended (the "Act"), except that each Series may engage in borrowing activities as defined in Appendix A in this Prospectus and in the Statement of Additional Information. Each Series' investment objective and its policies concerning portfolio lending, borrowing, the issuance of senior securities and concentration are "fundamental," which means that they may not be changed without the affirmative vote of the holders of a majority of the Series' outstanding voting securities (as defined in the Act).

INVESTMENT OBJECTIVES AND POLICIES

U.S. BALANCED FUND

INVESTMENT OBJECTIVE

  The U.S. Balanced Fund's investment objective is to maximize total return, consisting of capital appreciation and current income. In seeking to achieve its investment objective, the Series attempts to control risk. Under normal circumstances, the Series will invest at least 25% of its net assets in fixed income securities. The Series may utilize a wide range of equity, debt and money market securities. The Series may also invest in equity securities, including warrants, preferred stock and securities convertible into equity securities. The Series may enter into repurchase agreements and reverse repurchase agreements, and may engage in futures and options for hedging and other permissible purposes, as more fully described in "Investment Considerations and Risks" and Appendix A in this Prospectus, and in the Statement of Additional Information. It is not the policy of the Series to take unreasonable risks to obtain speculative or aggressively high returns.

  The Series is a diversified portfolio that seeks to achieve its objective by pursuing active asset allocation strategies across U.S. equity and fixed income markets and active security selection within each market. These decisions are undertaken relative to the U.S. Balanced Index (the "Balanced Benchmark"), which is compiled by Brinson Partners, Inc. ("Brinson Partners" or the "Advisor"). The Balanced Benchmark represents a fixed composite of 65% Wilshire 5000 Index, 30% Salomon Brothers Broad Investment Grade Bond Index and 5% 30-day Treasury Bill Index. From time to time, the Advisor may substitute an equivalent index within a given asset class when the Advisor believes that such new index more accurately reflects the relevant U.S. market.

U.S. EQUITY FUND

INVESTMENT OBJECTIVE

  The U.S. Equity Fund's investment objective is to maximize total return, consisting of capital appreciation and current income, while controlling risk. Under normal circumstances, at least 65% of the Series' total assets will be invested in equity securities of U.S. companies. The Series is a diversified portfolio that seeks to achieve its objective by investing in a wide range of equity securities of U.S. companies that are traded on major stock exchanges as well as on the over-the-counter markets. The Series may engage in futures and options for hedging and other permissible purposes as more fully described in "Investment Considerations and Risks" and in Appendix A in this Prospectus, and in the Statement of Additional Information. The benchmark for the Series is the Wilshire 5000 Index (the "U.S. Equity Benchmark"). The U.S. Equity Benchmark is a broad weighted index which includes all U.S. common stocks. The U.S. Equity Benchmark is designed to provide a representative indication of the capitalization and return for the U.S. equity market.

U.S. BOND FUND

INVESTMENT OBJECTIVE

  The U.S. Bond Fund's investment objective is to maximize total return, consisting of capital appreciation and current income, while controlling risk. As a matter of fundamental policy, under normal circumstances, the Series intends to invest at least 65% of its total assets in U.S. debt securities with an initial maturity of more than one year. The Series is a diversified portfolio that seeks to achieve its objective by investing primarily in fixed income securities, which may also provide the potential for capital appreciation. The Series may also engage in futures and options transactions for hedging and other permissible purposes as more fully described in "Investment Considerations and Risks" and Appendix A in this Prospectus, and in the Statement of Additional Information.

  The Series may invest in a broad range of fixed income securities, including debt securities of the U.S. government, together with its agencies and instrumentalities and the debt securities of U.S. corporations. A majority of the fixed income securities in which the Series will invest will possess a minimum rating of BBB- by Standard & Poor's Ratings Group ("S&P") or Baa3 by Moody's Investors Services, Inc. ("Moody's") or, if unrated, will be determined to be of comparable quality by Brinson Partners. Such securities are considered to be investment grade. Other fixed income securities in which the Series may invest include zero coupon securities, mortgage-backed securities, asset-backed securities and when-issued securities. The Series may invest a portion of its assets in short-term debt securities (including repurchase and reverse repurchase agreements) of corporations, the U.S. government or its agencies and instrumentalities and banks and finance companies.

  The benchmark for the Series is the Salomon Brothers Broad Investment Grade Bond Index (the "U.S. Bond Benchmark"). The U.S. Bond Benchmark is a market driven broad based index which includes U.S. bonds with over one year to maturity. From time to time, the Advisor may substitute securities in an equivalent index when it believes that such securities in the index more accurately reflect the relevant fixed income securities market.

INVESTMENT CONSIDERATIONS AND RISKS

  The following provides information about the types of instruments in which the U.S. Funds may invest, strategies employed by Brinson Partners in its attempt to attain each Series' investment objective and a summary of related risks. Shareholders should understand that all investments involve risks and there can be no guarantee against loss resulting from an investment in the Series, nor can there be any assurance that the Series will be able to attain their investment objectives. A complete list of the Series' investment restrictions and more detailed information about the Series' investments are contained in Appendix A in this Prospectus, and in the Statement of Additional Information.

  EQUITY SECURITIES (U.S. BALANCED FUND AND U.S. EQUITY FUND)--Equity securities fluctuate in value as a result of various factors, which are often unrelated to the value of the issuer of the securities. These fluctuations may be pronounced. Fluctuations in the value of the U.S. Balanced Fund's and U.S. Equity Fund's equity investments will affect the value of their shares and thus the Funds' total returns to investors.

  FIXED INCOME SECURITIES (U.S. BALANCED FUND AND U.S. BOND FUND)--All fixed income securities are subject to two types of risks: credit risk and interest rate risk. The credit risk relates to the ability of the issuer to meet interest or principal payments or both as they come due. The interest rate risk refers to the fluctuations in the net asset value of any portfolio of fixed income securities resulting from the inverse relationship between the price and yield of fixed income securities; that is, when the general level of interest rates rises, the prices of outstanding fixed income securities declines, and when interest rates fall, prices rise.

  FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS (ALL U.S. FUNDS)--The Series may attempt to reduce the overall level of investment risk of particular securities and attempt to protect against adverse market movements by investing in futures, options and other derivative instruments. A derivative instrument is commonly defined as a financial instrument whose performance and value are derived, at least in part, from another source, such as the performance of an underlying asset, or a specific security, or an index of securities. The derivative instruments in which the Series may invest include the purchase and writing of options on securities (including index options), investing in futures contracts for the purchase or sale of instruments based on financial indices, including interest rate indices or indices of U.S. securities, equity or fixed income securities ("futures contracts"), forward contracts and swaps and swap-related products, such as equity index swaps, interest rate swaps, currency swaps, and related caps, collars and floors.

  The investment in futures, options, forward contracts, swaps and similar strategies by the Series will depend on Brinson Partners' judgment as to the potential risks and rewards of different types of strategies, and it should be recognized that the use of these instruments exposes the Series to additional investment risks and transaction costs. If the Advisor incorrectly analyzes the market conditions or does not employ the appropriate strategy with respect to these instruments, the Series could be left in a less favorable position. For example, gains and losses on investments in futures depend on the Advisor's ability to predict correctly the direction of security prices, interest rates and other economic factors. Additional risks inherent in the use of futures, options and forward contracts include: adverse movements in the prices of securities or currencies being hedged; the possible absence of a liquid secondary market for any particular instrument at any time; and the possible need to defer closing out certain hedge positions to avoid adverse tax consequences. Options and futures can be volatile instruments and may not perform as expected. A Series could experience losses if the prices of its options and futures positions are poorly correlated with its other investments. If a hedge is applied at an inappropriate time or price trends are judged incorrectly, options and futures strategies may lower a Series' return (i.e., options and futures may fail as hedging techniques in cases where the price movements of the securities underlying the options and futures do not follow the price movements of the portfolio securities subject to the hedge). The loss from investing in futures transactions is potentially unlimited. A Series does not intend to purchase put and call options that are traded on a national stock exchange in an amount exceeding 5% of its net assets.

  Each Series may invest in derivatives for hedging purposes, to maintain liquidity, or in anticipation of changes in the composition of its portfolio holdings. No Series will engage in derivative investments purely for speculative purposes. A Series will invest in one or more derivatives only to the extent that the instrument under consideration is judged by the Advisor to be consistent with the Series' overall investment objective and policies. In making such judgment, the potential benefits and risks will be considered in relation to the Series' other portfolio investments.

  Where not specified, investment limitations with respect to a Series' derivative instruments will be consistent with that Series' existing percentage limitations with respect to its overall investment policies and restrictions. The risks and policies of various types of derivative investments permitted for the Series, including options, futures, forward contracts and interest rate swaps, are described in greater detail in Appendix A in this Prospectus, and in the Statement of Additional Information.

MANAGEMENT OF THE TRUST

THE BOARD OF TRUSTEES

  Under Delaware law, the Board of Trustees has overall responsibility for managing the business and affairs of the Trust. The Trustees, in turn, elect the officers of the Trust, who are responsible for administering the day-to-day operations of the Series.

THE ADVISOR

  Brinson Partners, a Delaware corporation, is an investment management firm managing, as of June 30, 1996, approximately $58 billion, primarily for pension and profit sharing institutional accounts. Brinson Partners was organized in 1989 when it acquired the institutional asset management business of The First National Bank of Chicago and First Chicago Investment Advisors, N.A. Brinson Partners and its predecessor entities have managed domestic and international investment assets since 1974 and global investment assets since 1982. Brinson Partners has offices in Basel, London, Melbourne, New York, Paris, Singapore, Sydney and Tokyo, in addition to its principal office at 209 South LaSalle Street, Chicago, IL 60604-1295. Brinson Partners is an indirect wholly-owned subsidiary of Swiss Bank Corporation ("Swiss Bank"). Swiss Bank, with headquarters in Basel, Switzerland, is an internationally diversified organization with operations in many aspects of the financial services industry. Brinson Partners also serves as the investment advisor to seven other investment companies: Brinson Relationship Funds, which includes six investment portfolios (Series); Enterprise Accumulation Trust; Enterprise International Growth Portfolio; Fort Dearborn Income Securities, Inc.; Hirtle Callaghan International Trust; John Hancock Variable Series Trust-- International Balanced Portfolio; and Pace Large Company Value Equity Investments.

  Pursuant to its investment advisory agreements with the Trust on behalf of each Series, Brinson Partners receives a monthly fee at various annual percentage rates of each Series' average daily net assets, as described below, for providing investment advisory services. Brinson Partners is responsible for paying its own expenses and has agreed to waive that portion of its advisory fee equal to the total expenses of the Series for any fiscal year which exceeds the permissible limits applicable to a Series in any state in which its shares are then qualified for sale. Pursuant to its advisory agreements, Brinson Partners is authorized, at its own expense, to obtain statistical and other factual information and advice regarding economic factors and trends from its foreign subsidiaries, but it does not generally receive advice or recommendations regarding the purchase or sale of securities from such subsidiaries.

  For providing investment advisory services during the fiscal year ended June 30, 1996, the U.S. Balanced Fund, U.S. Equity Fund and U.S. Bond Fund paid Brinson Partners a monthly fee at the annual rate of 0.70%, 0.70% and 0.50%, respectively, of each Series' respective average daily net assets.

PORTFOLIO MANAGEMENT

  Investment decisions for the Series are made by an investment management team at Brinson Partners. No member of the investment management team is primarily responsible for making recommendations for portfolio purchases.

ADMINISTRATION OF THE TRUST

THE UNDERWRITER

  Funds Distributor, Inc., 60 State Street, Suite 1300, Boston, MA 02109, was engaged pursuant to an agreement dated February 5, 1997, for the limited purpose of acting as underwriter to facilitate the registration of the shares of the Trust under state securities laws and to assist in the sale of shares. The fee for such service is borne by the Advisor.

THE ADMINISTRATOR

  The Trust, on behalf of each Series, has entered into an administrative services agreement with FPS Services, Inc. ("FPS"), 3200 Horizon Drive, King of Prussia, PA 19406-0903, pursuant to which the administrator receives a fee at the annual rate of 0.15% of the average daily net assets of the Trust on the first $75 million; 0.10% on the next $75 million; 0.075% on the next $350 million; and 0.05% on the next $500 million. Each Series pays its pro rata portion based upon its average daily net assets, but in no event shall a Series pay less than $10,000 per year for each multiple class portfolio. Pursuant to the agreement with FPS, maximum administration fees are $400,000 for the initial multiple class portfolio and $60,000 per year for each subsequent multiple class portfolio.

  The services FPS provides to the Series include: coordinating and monitoring of any third parties furnishing services to the Series; providing the necessary office space, equipment and personnel to perform administrative and clerical functions for the Series; preparing, filing and distributing proxy materials, periodic reports to shareholders, registration statements and other documents; and responding to shareholder inquiries.

THE CUSTODIAN, TRANSFER AGENT AND ACCOUNTING/PRICING AGENT

  Bankers Trust Company, c/o BTNY Services, Inc., 34 Exchange Place, Jersey City, NJ 07302-1107 is custodian for the securities and cash of each Series.

  FPS serves as each Series' transfer agent. As transfer agent, it maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of the Funds' shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. Shareholder inquiries should be made to the transfer agent at (800) 448-2430.

  FPS also performs certain accounting and pricing services for the Trust, including the daily calculation of the Funds' respective net asset values.

PURCHASE OF SHARES

  Shares of the U.S. Funds may be purchased directly from the Trust at the net asset value next determined after receipt of the order in proper form by the transfer agent. There is no sales load in connection with the purchase of Fund shares. The Trust reserves the right to reject any purchase order and to suspend the offering of shares of the Funds or the Series. The Funds will not accept a check endorsed over by a third-party. The minimum initial investment for Fund shares is $100,000. Effective March 1, 1997, the minimum initial investment for Fund shares will be $1,000,000. Subsequent investments for Fund shares will be accepted in minimum amounts of $2,500. The Trust reserves the right to vary the initial investment minimum and minimums for additional investments in the Funds at any time. In addition, Brinson Partners may waive the minimum initial investment requirement for any investor.

  Purchase orders for shares of the U.S. Funds which are received by the transfer agent in proper form prior to the close of regular trading hours (currently 4:00 p.m. Eastern time) on the New York Stock Exchange (the "NYSE") on any day that the Funds' net asset values per share are calculated, are priced according to the net asset value determined on that day. Purchase orders for shares of the Funds received after the close of the NYSE on a particular day are priced as of the time the net asset value per share is next determined.

  The Trust may accept telephone orders for Fund shares from broker-dealers or service organizations which have been previously approved by the Trust. It is the responsibility of such broker-dealers or service organizations to promptly forward purchase orders and payments for the same to the Funds. Shares of the Funds may be purchased through broker-dealers, banks and bank trust departments which may charge the investor a transaction fee or other fee for their services at the time of purchase. Such fees would not otherwise be charged if the shares were purchased directly from the Trust.

PURCHASES MAY BE MADE IN ONE OF THE FOLLOWING WAYS:

               INITIAL INVESTMENT             SUBSEQUENT INVESTMENTS
         -------------------------------  -------------------------------
         MINIMUM $100,000                 MINIMUM $2,500
         EFFECTIVE MARCH 1, 1997,
         MINIMUM $1,000,000
BY MAIL  . Complete and sign the Account  . Make your check payable
[LOGO]     Application accompanying this    to "Brinson ________ Fund."
           Prospectus.
         . Make your check payable to     . Enclose the remittance
           "Brinson ________ Fund."         portion of your account
                                            statement and include the
                                            amount of investment, the
                                            account name and number.
         . Mail to the address indicated  . Mail to the address indicated
           on the Account Application.      on your account statement or
                                            enclose in the envelope
                                            provided.
BY WIRE  . Call (800) 448-2430 to
[LOGO]     arrange for a wire
           transaction.
         . Wire federal funds within 24   . Wire federal funds to:
           hours to:                        UNITED MISSOURI BANK KC NA
           UNITED MISSOURI BANK KC NA       ABA # 10-10-00695
           ABA # 10-10-00695                FOR: FPS SERVICES, INC.
           FOR: FPS SERVICES, INC.          A/C 98-7037-071-9
           A/C 98-7037-071-9                "BRINSON ________ FUND" AND
           "BRINSON ________ FUND" AND      INCLUDE YOUR NAME AND ACCOUNT
           INCLUDE YOUR NAME AND NEW        NUMBER.
           ACCOUNT NUMBER.
         . Complete and sign the Account
           Application and mail to the
           address indicated immediately
           following the initial wire
           transaction.

                               INITIAL INVESTMENT             SUBSEQUENT INVESTMENTS
                         -------------------------------  -------------------------------
BY TELEPHONE             . Call (800) 448-2430 to         . Call (800) 448-2430 to
[LOGO]                     arrange for a telephone          arrange for a telephone
                           transaction.                     transaction.
PURCHASING BY EXCHANGES  . You may open a new account by  . You may purchase additional
[LOGO]                     making an exchange from an       shares by making an exchange
                           existing Brinson Fund class      from an existing Brinson Fund
                           account of any other Series of   class account of any other
                           the Trust. Exchanges may be      Series of the Trust. Exchanges
                           made by mail or telephone.       may be made by mail or
                           Call (800) 448-2430 for          telephone. Call (800) 448-2430
                           assistance.                      for assistance.
AUTOMATICALLY            . Please refer to "Automatic     . Please refer to "Automatic
                           Investment Plan" under           Investment Plan" under
                           "Account Options" or call        "Account Options" or call
                           (800) 448-2430 for assistance.   (800) 448-2430 for assistance.

ACCOUNT OPTIONS

  The following account options are available to shareholders. There are no charges for the programs noted below and an investor may change or terminate these plans at any time by written notice to the Trust. For information about participating in these account options, call the transfer agent at (800) 448-2430.

      ACCOUNT OPTIONS                           INSTRUCTIONS
 --------------------------  ---------------------------------------------------
 AUTOMATIC INVESTMENT PLAN   . You may have money deducted directly from
                               your checking, savings or bank money market
                               accounts for investment in the Funds each
                               month or quarter.
                             . Complete the Automatic Investment Plan
                               Application, which is available upon
                               request by calling (800) 448-2430, and mail
                               it to the address indicated.
                             . The initial account must be opened first
                               with the initial $100,000 minimum
                               investment, with subsequent minimum
                               investments of $500 pursuant to the
                               Automatic Investment Plan. Effective March
                               1, 1997, the initial account must be opened
                               first with an initial $1,000,000 minimum
                               investment.
                             . The account designated will be debited in
                               the specified amount, on the date
                               indicated, and Fund shares will be
                               purchased. The Trust may alter or terminate
                               the Automatic Investment Plan at any time.
 SYSTEMATIC WITHDRAWAL PLAN  . A shareholder with a minimum account of
                               $100,000 may direct the transfer agent to
                               send the shareholder (or anyone the
                               shareholder designates) regular, monthly,
                               quarterly or semi-annual payments. Each
                               payment under a Systematic Withdrawal Plan
                               ("SWP") must be at least $500. Such
                               payments are drawn from share redemptions.
                             . Shareholders participating in the SWP must
                               elect to have their dividends and
                               distributions automatically reinvested in
                               additional Fund shares.
                             . The Trust may terminate any SWP for an
                               account if the value of the account falls
                               below $50,000 as a result of share
                               redemptions or an exchange of shares of a
                               Fund for Brinson Fund class shares of
                               another Series of the Trust.

        ACCOUNT OPTIONS                          INSTRUCTIONS
 ------------------------------  ----------------------------------------------
 INDIVIDUAL RETIREMENT ACCOUNTS  . An IRA is a tax-deferred retirement savings account that may be used by an
                                   individual under age 70 1/2 who has
                                   compensation or self-employment income
                                   and his or her unemployed spouse, or
                                   an individual who has received a
                                   qualified distribution from his or her
                                   employer's retirement plan.
                                 . The minimum purchase requirement for
                                   IRAs is $2,000.

REDEMPTION OF SHARES

  Shareholders may redeem their shares of the Funds without charge on any business day that the NYSE is open. Redemptions will be effected at the net asset value per share next determined after the receipt by the transfer agent of a redemption request meeting the requirements described below. The Trust normally sends redemption proceeds on the next business day but, in any event, redemption proceeds are sent within five business days of receipt of a redemption request in proper form. Payment also may be made by wire directly to any bank previously designated by the shareholder in an Account Application. There is no charge for redemptions by wire. Please note that the shareholder's bank may impose a fee for wire service. The Trust will honor redemption requests of shareholders who recently purchased shares by check, but will not mail the proceeds until it is reasonably satisfied that the purchase check has cleared, which may take up to fifteen days from the purchase date.

  Except as noted below, redemption requests received in proper form by the transfer agent prior to the close of regular trading hours on the NYSE on any business day that the Funds' net asset values per share are calculated are effected that day. Redemption requests received in proper form by the transfer agent after the close of the NYSE are effected as of the time the net asset value per share is next determined. No redemption will be processed until the transfer agent has received a completed application with respect to the account.

  The Trust will satisfy redemption requests in cash to the fullest extent feasible, so long as such payments would not, in the opinion of Brinson Partners or the Board of Trustees, result in the necessity of a Series selling assets under disadvantageous conditions and to the detriment of the remaining shareholders of the Series. Pursuant to the Trust's Agreement and Declaration of Trust, payment for shares redeemed may be made either in cash or in-kind, or partly in cash and partly in-kind. However, the Trust has elected, pursuant to Rule 18f-1 under the Act, to redeem its shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of a Series, during any 90 day period for any one shareholder. Payments in excess of this limit will also be made wholly in cash unless the Board of Trustees believes that economic conditions exist which would make such a practice detrimental to the best interests of the Series. Any portfolio securities paid or distributed in-kind would be valued as described under "Net Asset Value." In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from a Series. In-kind payments need not constitute a cross-section of a Series' portfolio. Where a shareholder has requested redemption of all or a part of the shareholder's investment and where a Series computes such redemption in-kind, the Series will not recognize gain or loss for federal tax purposes on the securities used to compute the redemption, but the shareholder will recognize gain or loss equal to the difference between the fair market value of the securities received and the shareholder's basis in the Fund shares redeemed.

SHARES MAY BE REDEEMED IN ONE OF THE FOLLOWING WAYS:

 BY MAIL                     . Submit a written request for redemption with:
 [LOGO]                        . The Fund's name;
                               . Your Fund account number;
                               . The dollar amount or number of shares to be
                                 redeemed; and
                               . Signatures of all persons required to sign for
                                 transactions, exactly as their names appear on
                                 the Account Application.
                             . A signature guarantee for the signature of each
                               person in whose name the account is registered
                               is required on all written redemption requests
                               over $5,000.
                             . Mail to the address indicated on the Account
                               Application. Questions may be directed to the
                               transfer agent at (800) 448-2430.
 BY WIRE                     . This service must be elected either on the
 [LOGO]                        initial application or subsequently arranged in
                               writing.
                             . Shares may be redeemed by instructing the
                               transfer agent by telephone at (800) 448-2430.
                             . Wire redemption requests must be received by the
                               transfer agent before 4:00 p.m. Eastern time for
                               money to be wired the next business day.
 BY TELEPHONE (800) 448-2430 . This service must be elected either on the
 [LOGO]                        initial application or subsequently arranged in
                               writing.
                             . Shares may be redeemed by instructing the
                               transfer agent by telephone at (800) 448-2430.
                             . Shares will be sold at the next share price
                               calculated after the order is received and
                               accepted. Share price is normally calculated at
                               4:00 p.m. Eastern time.
 AUTOMATICALLY               . Please refer to "Systematic Withdrawal Plan"
                               under "Account Options" or call (800) 448-2430
                               for assistance.

----------
NOTE: The Trust reserves the right to refuse a wire or telephone redemption if it is believed advisable to do so. Procedures for redeeming shares of the U.S. Funds by wire or telephone may be modified or terminated by the Trust at any time.

  Shares of the Funds may be redeemed through certain broker-dealers, banks and bank trust departments which may charge the investor a transaction fee or other fee for their services at the time of redemption. Such fees would not otherwise be charged if the shares were redeemed directly from the Trust.

TELEPHONE TRANSACTIONS:

  Shareholders who wish to initiate purchase, exchange or redemption transactions by telephone must elect the option, as described above. With respect to such telephone transactions, the Funds will ensure that reasonable procedures are used to confirm that instructions communicated by telephone are genuine (including verification of the shareholder's social security number or mother's maiden name) and, if they do not, the Funds or the transfer agent may be liable for any losses due to unauthorized or fraudulent transactions. Written confirmation will be provided for all purchase, exchange and redemption transactions initiated by telephone.

EXCHANGE OF SHARES:

  Fund shares may be exchanged for Brinson Fund class shares of any other Series within the Trust. Exchanges will not be permitted between the Brinson Fund class shares and the SwissKey Fund class shares of any Series of the Trust. Fund shares may be exchanged by written request or by telephone if the shareholder has previously signed a telephone authorization on the Account Application. The telephone exchange may be difficult to implement during times of drastic economic or market changes. The Trust reserves the right to restrict the frequency of, or otherwise modify, condition, terminate or impose charges upon the exchange and/or telephone transfer privileges upon 60 days' prior written notice to shareholders.

  Exchanges will be made on the basis of both Series' relative net asset values per share. Exchanges may be made only for shares of a Series and class then offering its shares for sale in your state of residence and are subject to the minimum initial investment requirement. For federal income tax purposes, an exchange of shares would be treated as if the shareholder had redeemed shares of one Series and reinvested in shares of another Series. Gains or losses on the shares exchanged are realized by the shareholder at the time of the exchange. Any shareholder wishing to make an exchange should first obtain and review a prospectus of the other Series. Requests for telephone exchanges must be received by the transfer agent by the close of regular trading hours (currently 4:00 p.m. Eastern time) on the NYSE on any day that the NYSE is open for regular trading.

TRANSFER OF SECURITIES:

  At the discretion of the Trust, investors may be permitted to purchase Fund shares by transferring securities to the Series that meet the Series' investment objective and policies. Securities transferred to the Series will be valued in accordance with the same procedures used to determine the Fund's net asset value at the time of the next determination of net asset value after such acceptance. Shares issued by a Series in exchange for securities will be issued at the net asset value per share of the Fund determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the Series and must be delivered to the Series by the investor upon receipt from the issuer. Investors who are permitted to transfer such securities will be required to recognize a gain or loss on such transfer and pay tax thereon, if applicable, measured by the difference between the fair market value of the securities and the investors' basis therein. Securities will not be accepted in exchange for shares of a Fund unless: (1) such securities are, at the time of the exchange, eligible to be included in the Series' portfolio and current market quotations are readily available for such securities; (2) the investor represents and warrants that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Series under the Securities Act of 1933 or under the laws of the country in which the principal market for such securities exists, or otherwise; and (3) the value of any such security (except U.S. government securities) being exchanged, together with other securities of the same issuer owned by the Series, will not exceed 5% of the Series' net assets immediately after the transaction.

NET ASSET VALUE

  The net asset value per share for the Brinson Fund class shares and SwissKey Fund class shares is computed by adding, with respect to each class of shares, the value of the Series' investments, cash and other assets attributable to that class, deducting liabilities of the class and dividing the result by the number of shares of that class outstanding. The public offering price of the Brinson Fund class shares and the SwissKey Fund class shares, both of which are sold on a continuous basis, is the net asset value of that class. The valuation of assets for determining the net asset value may be summarized as follows:

    Securities traded on securities exchanges are valued at the last available sale price. Securities that are not traded on a particular day or on an exchange are valued at either (a) the bid price or (b) a valuation within the range considered best to represent value in the circumstances. Price information on listed securities is generally taken from the closing price on the exchange where the security is primarily traded. Valuations of equity securities may be obtained from a pricing service and/or broker-dealers when such prices are believed to reflect fair value of such securities. Use of a pricing service and/or broker-dealers has been approved by the Board of Trustees. Futures contracts are valued at their daily quoted settlement price on the exchange on which they are traded.

    Securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Fixed income securities having a remaining maturity of over 60 days are valued at market price. Debt securities are valued on the basis of prices provided by a pricing service, or at the bid price where readily available, as long as the bid price, in the opinion of the Advisor, continues to reflect the value of the security. Redeemable securities issued by open-end investment companies are valued using their respective net asset values for purchase orders placed at the close of the NYSE. Securities (including over-the-counter options) for which market quotations are not readily available and other assets are valued at their fair value as determined in good faith by or under the direction of the Trustees.

  Net asset value is determined on each day that the NYSE is open, as of the close of business of the regular session of the NYSE (currently 4:00 p.m. Eastern time). Investments and requests to exchange or redeem shares received by a Series in proper form before such close of business are effective, and will receive the price determined, on that day. Investment, exchange and redemption requests received after such close of business are effective, and will receive the share price determined, on the next business day.

  Each of the Series' two classes of shares will bear pro rata all of the common expenses of that Series. The net asset value of all outstanding shares of each class of the Series will be computed on a pro rata basis for each outstanding share based on the proportionate participation in the Series represented by the value of shares of that class. All income earned and expenses incurred by the Series will be borne on a pro rata basis by each outstanding share of a class, based on each class' proportionate participation in the Series represented by the value of share of such class, except that the Brinson Fund class will not incur any of the expenses under the SwissKey Fund class' 12b-1 Plan.

  The different expenses borne by each class of shares will result in different net asset values and dividends. The per share net asset value of the SwissKey Fund class shares will generally be lower than that of the Brinson Fund class shares of a Series because of the higher expenses borne by the SwissKey Fund class shares. It is expected, however, that the net asset value per share of the two classes will tend to converge immediately after the payment of dividends, which will differ by approximately the amount of the service and distribution expense differential between the classes.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS

  The Series will distribute their net investment income semi-annually in June and December. The Series will distribute annually in December substantially all of their net long-term capital gains and any undistributed net short-term capital gains realized during the one year period commencing November 1 (or date of the creation of the Series, if later) and ending October 31, and, at the same time, will distribute all of their net investment income earned through the end of December and not previously distributed as ordinary (not capital) income.

  Dividends and other distributions paid by a Series with respect to its Brinson Fund class and SwissKey Fund class shares are calculated in the same manner and at the same time. The per share dividends on SwissKey Fund class shares will be lower than the per share dividends on the Brinson Fund class shares of each Series as a result of the distribution and service fees applicable with respect to the SwissKey Fund class shares. Both the SwissKey Fund class and Brinson Fund class shares of a Series will share proportionately in the investment income and expenses of that Series, except that the per share dividends on the SwissKey Fund class shares will be lower than the per share dividends on the Brinson Fund class shares, which will not incur any expenses under a Rule 12b-1 Plan.

  Income dividends and capital gain distributions are reinvested automatically in additional Fund shares of a Series at net asset value, unless the shareholder has notified the transfer agent, in writing, of the shareholder's election to receive them in cash. Distribution options may be changed at any time by requesting a change in writing. Any check in payment of dividends or other distributions which cannot be delivered by the Post Office or which remains uncashed for a period of more than one year may be reinvested in the shareholder's account at the then current net asset value and the dividend option may be changed from cash to reinvest. Dividends are reinvested on the ex dividend date (the "ex date") at the net asset value determined at the close of business on that date. Please note that shares purchased shortly before the record date for a dividend or distribution may have the effect of returning capital although such dividends and distributions are subject to taxes.

TAXES

  Each Series has qualified, and intends to continue to qualify, for taxation as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("the Code"). Such qualification relieves a Series of liability for federal income taxes to the extent the Series' earnings are distributed in accordance with the Code. Each Series is treated as a separate corporate entity for federal tax purposes. Distributions of any net investment income and of any net realized short-term capital gains are taxable to shareholders as ordinary income. All distributions may be subject to state and local taxes. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are taxable to shareholders as long-term capital gain regardless of how long a shareholder may have held shares of a Series. The tax treatment of distributions of ordinary income or capital gains will be the same whether the shareholder reinvests the distributions or elects to receive them in cash. A distribution will be treated as paid on December 31 of the current calendar year if it is declared in October, November or December with a record date in such a month and paid during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

  Shareholders will be advised annually of the source and tax status of all distributions for federal income tax purposes. Further information regarding the tax consequences of investing in the Series is included in the Statement of Additional Information. The above discussion is intended for general information only. Investors should consult their own tax advisors for more specific information on the tax consequences of particular types of distributions.

  Redemptions of Series shares, and the exchange of shares between two Series of the Trust, are taxable events and, accordingly, shareholders may realize capital gains or losses on these transactions.

  Shareholders may be subject to back-up withholding on reportable dividend and redemption payments ("back-up withholding") if a certified taxpayer identification number is not on file with the Series, or if, to the Series' knowledge, an incorrect number has been furnished, or if the Series has been notified by the Internal

Revenue Service that an account is subject to back-up withholding. An individual's taxpayer identification number is the individual's social security number.

  If more than 50% of a Series' total assets at the close of its taxable year consists of stock or securities in foreign corporations, the Series may elect to "pass-through" to shareholders for foreign tax credit purposes the amount of foreign income taxes paid by the Series with respect to its direct holdings of securities in foreign corporations. A Series will make such an election only if it deems such election to be in the best interests of its shareholders. If this election is made, shareholders of the Series will be required to include in their gross incomes their pro rata share of foreign taxes paid by the Series. However, shareholders will be able to treat their pro rata share of foreign taxes as either a deduction (itemized deduction in the case of individuals) or a foreign tax credit (but not both) against U.S. income taxes on their tax returns.

GENERAL INFORMATION

ORGANIZATION

  The Brinson Funds is a Delaware business trust organized pursuant to an Agreement and Declaration of Trust, dated December 1, 1993. The Trust was originally organized as a Maryland corporation on April 14, 1992. On December 1, 1993, the Trust reorganized as a Delaware business trust through a merger of the Maryland corporation into the Trust. The Trust is registered under the Act as an open-end management investment company, commonly known as a mutual fund, and consists of seven different investment portfolios or Series. The Trustees of the Trust may establish additional Series or classes of shares without the approval of shareholders. The U.S. Balanced Fund, U.S. Equity Fund and U.S. Bond Fund are each diversified portfolios. The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

DESCRIPTION OF SHARES

  Each Series is authorized to issue an unlimited number of shares of beneficial interest with a $0.001 par value per share. The Board of Trustees has the power to designate one or more Series or sub-Series/classes of shares of beneficial interest and to classify or reclassify only unissued shares with respect to such Series. Shares of each Series represent equal proportionate interests in the assets of that Series only and have identical voting, dividend, redemption, liquidation, and other rights, except that only shares of each Series' SwissKey Fund class shall have voting rights with respect to the Rule 12b-1 Plan relating to that class as described below. All shares issued are fully paid and non-assessable, and shareholders have no preemptive or other right to subscribe to any additional shares and no conversion rights. Currently, the Trust offers seven investment portfolios or Series--Global Fund, Global Equity Fund, Global Bond Fund, U.S. Balanced Fund, U.S. Equity Fund, U.S. Bond Fund and Non-U.S. Equity Fund. Two classes of shares are currently issued by the Trust for each Series, the SwissKey Fund class and the Brinson Fund class.

VOTING RIGHTS

  Each issued and outstanding full and fractional share of a Series is entitled to one full and fractional vote in the Series and all shares of each Series participate equally with regard to dividends, distributions, and liquidations with respect to that Series. Shareholders do not have cumulative voting rights. On any matter submitted to a vote of shareholders, shares of each Series will vote separately except when a vote of shareholders in the aggregate is required by law, or when the Trustees have determined that the matter affects the interests of more than one Series, in which case the shareholders of all such Series shall be entitled to vote thereon. Only the SwissKey Fund class shareholders may vote on matters related to the Rule 12b-1 Plan associated with that class.

SHAREHOLDER MEETINGS

  The Trustees of the Trust do not intend to hold annual meetings of shareholders of the Series. The U.S. Securities and Exchange Commission, however, requires the Trustees to promptly call a meeting for the purpose of voting upon the question of removal of any Trustee when requested to do so by not less than 10% of the outstanding shareholders of the respective Series. In addition, subject to certain conditions, shareholders of each Series may apply to other Series of the Trust to communicate with other shareholders to request a shareholders' meeting to vote upon the removal of a Trustee or Trustees.

PORTFOLIO TURNOVER (U.S. BALANCED FUND AND U.S. BOND FUND)

  As a result of the U.S. Balanced Fund's and U.S. Bond Fund's investment policies, their portfolio turnover rates may exceed 100%. High portfolio turnover (over 100%) may involve correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the effected Series and ultimately, by the Series' shareholders. In addition, high portfolio turnover may result in increased short-term capital gains, which, when distributed to shareholders, are treated as ordinary income.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

  The Trust will attempt to obtain the best overall price and most favorable execution of transactions in portfolio securities. However, subject to policies established by the Board of Trustees of the Trust, a Series may pay a broker-dealer a commission for effecting a portfolio transaction for the Series in excess of the amount of commission another broker-dealer would have charged if Brinson Partners determines in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such broker-dealer, viewed in terms of that particular transaction or such firm's overall responsibilities with respect to the clients, including the Series, as to which it exercises investment discretion. In selecting and monitoring broker-dealers and negotiating commissions, consideration will be given to a broker-dealer's reliability, the quality of its execution services on a continuing basis and its financial condition.

SHAREHOLDER REPORTS AND INQUIRIES

  Shareholders will receive semi-annual reports showing portfolio investments and other information as of December 31 and annual reports audited by independent auditors as of June 30. Shareholders with inquiries should call the U.S. Funds at (800) 448-2430 or write to The Brinson Funds, 3200 Horizon Drive, P.O. Box 61503, King of Prussia, PA 19406-0903.

PERFORMANCE INFORMATION

  From time to time, performance information, such as yield or total return, may be quoted in advertisements or in communications to present or prospective shareholders. Performance quotations represent the Funds' past performance and should not be considered as representative of future results. The current yield will be calculated by dividing the net investment income earned per share by a Fund during the period stated in the advertisement

(based on the average daily number of shares entitled to receive dividends outstanding during the period) by the maximum net asset value per share on the last day of the period and annualizing the result on a semi-annual compounded basis. The Funds' total return may be calculated on an annualized and aggregate basis for various periods (which periods will be stated in the advertisement). Average annual return reflects the average percentage change per year in value of an investment in a Fund. Aggregate total return reflects the total percentage change over the stated period.

  To help investors better evaluate how an investment in the U.S. Funds might satisfy their investment objectives, advertisements regarding the Funds may discuss yield or total return as reported by various financial publications. Advertisements may also compare yield or total return to other investments, indices and averages. The following publications, benchmarks, indices and averages may be used: Lipper Mutual Fund Performance Analysis; Lipper Fixed Income Analysis; Lipper Mutual Fund Indices; Morgan Stanley Indices; Shearson Lehman Hutton Treasury Index; Salomon Brothers Indices; Dow Jones Composite Average or its component indices; Standard & Poor's 500 Stock Index or its component indices; Wilshire Indices; The New York Stock Exchange composite or component indices; CDA Mutual Fund Report; Weisenberger -- Mutual Funds Panorama and Investment Companies; Mutual Fund Values and Mutual Fund Service Book, published by Morningstar, Inc.; comparable portfolios managed by the Advisor; and financial publications, such as Business Week, Kiplinger's Personal Finance, Financial World, Forbes, Fortune, Money Magazine, The Wall Street Journal, Barron's, et al., which rate fund performance over various time periods.

  The principal value of an investment in the Funds will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Any fees charged by banks or other institutional investors directly to their customer accounts in connection with investments in shares of the Funds will not be included in the U.S. Funds' calculations of yield or total return. Further information about the performance of the Funds is included in the Funds' Annual Report dated June 30, 1996, which may be obtained without charge by contacting the Trust at (800) 448-2430.

APPENDIX A

INVESTMENT POLICIES AND TECHNIQUES

  EQUITY SECURITIES (U.S. BALANCED FUND AND U.S. EQUITY FUND): The Series may invest in a broad range of equity securities of U.S. issuers, including common and preferred stocks, debt securities convertible into or exchangeable for common stock and securities such as warrants or rights that are convertible into common stock. The Series expects their U.S. equity investments to emphasize large and intermediate capitalization companies.

  FIXED INCOME SECURITIES (U.S. BALANCED FUND AND U.S. BOND FUND): The Series may invest in a broad range of fixed income securities of U.S. issuers, including governments and governmental entities, supranational issuers as well as corporations and other business organizations. The Series may purchase U.S. dollar denominated securities that reflect a broad range of investment maturities, qualities and sectors. A majority of the fixed income securities in which the Series will invest will meet a minimum rating of BBB- by S&P or Baa3 by Moody's or, if unrated, will be determined to be of comparable quality by Brinson Partners. Such securities are considered to be investment grade. While securities rated BBB- or Baa3 are regarded as having an adequate capacity to pay principal and interest, such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics; and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher rated bonds. Securities rated lower than BBB- by S&P and Baa3 by Moody's are classified as non-investment grade securities (commonly referred to as "junk bonds"), carry a higher degree of risk and are considered to be speculative by the major credit rating agencies. Each Series currently intends to limit its aggregate investment in non-investment grade debt securities of its U.S. dollar denominated fixed income assets to no more than 5% of its net assets. To the extent that a security held by a Series is downgraded to below investment grade, the Series will dispose of that or another non-investment grade security so that no more than 5% of its assets will be invested in below investment grade securities. Other fixed income securities in which the Series may invest include zero coupon securities, mortgage-backed securities, asset-backed securities and when-issued securities.

  CASH AND CASH EQUIVALENTS (ALL U.S. FUNDS): The Series may invest a portion of their assets in short-term debt securities (including repurchase and reverse repurchase agreements) of corporations, the U.S. government and its agencies and instrumentalities and banks and finance companies. When unusual market conditions warrant, a Series may make substantial temporary defensive investments in cash equivalents up to a maximum of 100% of its net assets. Cash equivalent holdings may be in any currency (although such holdings may not constitute "cash or cash equivalents" for tax diversification purposes under the Code). When a Series invests for defensive purposes, it may affect the attainment of the Series' investment objective.

  ZERO COUPON SECURITIES (U.S. BALANCED FUND AND U.S. BOND FUND): Zero coupon securities are debt obligations which do not entitle the holder to any periodic payments of interest prior to maturity or a specified date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their value at maturity or par value. Such bonds carry an additional risk in that, unlike bonds which pay interest throughout the period to maturity, a Series investing in zero coupon securities will realize no cash until the cash payment date and, if the issuer defaults, a Series may obtain no return at all on its investment. The market price of zero coupon securities generally is more volatile than the market price of securities that pay interest periodically and are likely to be more responsive to changes in interest rates than non-zero coupon securities having similar maturities and credit qualities. For federal tax purposes, the Series will be required to include in income daily portions of original issue discount accrued and to distribute the same to shareholders annually, even if no payment is received before the distribution date.

  MORTGAGE AND ASSET-BACKED SECURITIES (U.S. BALANCED FUND AND U.S. BOND
FUND): Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by agencies or instrumentalities of the U.S. government. Other mortgage-backed securities are issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities (collectively, "private lenders"). Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement.

  Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not first-lien mortgage loans or interests therein; rather, they include assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property and receivables from credit card or other revolving credit arrangements. Payments or distributions of principal and interest on asset-backed securities may be supported by non-governmental credit enhancements similar to those utilized in connection with mortgage-backed securities.

  The yield characteristics of mortgage- and asset-backed securities differ from those of traditional debt obligations. Among the principal differences are that interest and principal payments are made more frequently on mortgage- and asset-backed securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, the rate of return on these securities may be affected by prepayments of principal on the underlying loans, which generally increase as interest rates decline. As a result, if a Series purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if a Series purchases these securities at a discount, a prepayment rate that is faster than expected will increase the yield to maturity, while a prepayment rate that is slower than expected will reduce the yield to maturity. Accelerated prepayments on securities purchased by a Series at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full. In addition, like other debt securities, the values of mortgage-related securities, including government and government-related mortgage pools, generally will fluctuate in response to market interest rates. The market for privately-issued mortgage and asset-backed securities is smaller and less liquid than the market for government sponsored mortgage-backed securities.

  WHEN-ISSUED SECURITIES (U.S. BALANCED FUND AND U.S. BOND FUND): The Series may purchase securities on a "when-issued" basis for payment and delivery at a later date. The price is generally fixed on the date of commitment to purchase. During the period between purchase and settlement, no interest accrues to the Series. At the time of settlement, the market value of the security may be more or less than the purchase price. The Series will establish a segregated account consisting of cash, U.S. government securities, equity securities and/or investment and non-investment grade debt securities in an amount equal to the amounts of their when-issued securities. The cash, U.S. government securities, equity securities, investment or non-investment grade debt securities and other assets held in any segregated account maintained by the Series with respect to any when-issued securities, options, futures, forward contracts or other derivative transactions shall be liquid, unencumbered and marked-to-market daily (the assets held in a segregated account are referred to in this Prospectus as "Segregated Assets").

  FUTURES CONTRACTS (ALL U.S. FUNDS): The Series may enter into contracts for the future purchase or sale of securities or indices. A financial futures contract is an agreement between two parties to buy or sell a specified debt security at a set price on a future date. An index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period. A Series may enter into futures contracts to the extent that not more than 5% of its assets are required as futures contract margin deposits and its obligations relating to such futures transactions represent not more than 25% of the Series' assets.

  OPTIONS (ALL U.S. FUNDS): The Series may purchase and write put and call options on U.S. securities and indices and enter into related closing transactions. A Series may use options traded on U.S. exchanges and, to the extent permitted by law, options traded over-the-counter. It is the position of the U.S. Securities and Exchange Commission that over-the-counter options are illiquid. Accordingly, a Series will invest in such options only to the extent consistent with its 15% limit on investment in illiquid securities.

  REPURCHASE AGREEMENTS (ALL U.S. FUNDS): The Series may enter into repurchase agreements with banks or broker-dealers. Repurchase agreements are considered under the Act to be collateralized loans by a Series to the seller secured by the securities transferred to the Series. Repurchase agreements under the Act will be fully collateralized by securities which the Series may invest in directly. Such collateral will be marked-to-market daily. If the seller of the underlying security under the repurchase agreement should default on its obligation to repurchase the underlying security, the Series may experience delay or difficulty in recovering its cash. To the extent that, in the meantime, the value of the security purchased had decreased, the Series could experience a loss. No more than 15% of a Series' net assets will be invested in illiquid securities, including repurchase agreements which have a maturity of longer than seven days. The Series must treat each repurchase agreement as a security for tax diversification purposes and not as cash, a cash equivalent or as a receivable.

  BORROWING (ALL U.S. FUNDS): Each Series is authorized, within specified limits, to borrow money as a temporary defensive measure for extraordinary purposes and to pledge its assets in connection with such borrowings.

  LOANS OF PORTFOLIO SECURITIES (ALL U.S. FUNDS): Each Series may loan its portfolio securities to broker-dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. The major risk to which the Series would be exposed on a loan transaction is the risk that the borrower would become bankrupt at a time when the value of the security goes up. Therefore, a Series will only enter into loan arrangements after a review of all pertinent factors by Brinson Partners, subject to overall supervision by the Board of Trustees, including the creditworthiness of the borrowing broker-dealer or institution and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by Brinson Partners.

  RULE 144A AND ILLIQUID SECURITIES (ALL U.S. FUNDS): Each Series may invest up to 15% of its net assets in illiquid securities. Illiquid securities are those securities that are not readily marketable, including restricted securities and repurchase obligations that mature in more than seven days. Certain restricted securities that may be resold to institutional investors pursuant to Rule 144A under the Securities Act of 1933 may be determined to be liquid under guidelines adopted by the Trust's Board of Trustees.

  For more detailed descriptions of these investment policies and techniques, please refer to the Statement of Additional Information, which is available without charge upon request by calling (800) 448-2430.

                             ---------------------
                               The Brinson Funds



                           BRINSON U.S. BALANCED FUND
                            BRINSON U.S. EQUITY FUND
                             BRINSON U.S. BOND FUND

                                   PROSPECTUS

                                OCTOBER 28, 1996,
                                  AS REVISED
                               FEBRUARY 5, 1997


                                     [LOGO]


                              Global Institutional
                                Asset Management
                            ------------------------


The Brinson Funds
-----------------------------------------------------------
209 South LaSalle Street . Chicago, Illinois 60604-1295

Tel: (800) 448-2430

 [LOGO APPEARS HERE]          The Brinson Funds

                         BRINSON NON-U.S. EQUITY FUND

                           209 South LaSalle Street
                            Chicago, IL 60604-1295

                                  PROSPECTUS
                               OCTOBER 28, 1996

                         AS REVISED, FEBRUARY 5, 1997

  THE BRINSON FUNDS (the "Trust") is a no-load, open-end management investment company which currently offers seven distinct investment portfolios or "Series." Each Series offers two classes of shares: the Brinson Fund class and SwissKey Fund class. This Prospectus pertains only to the Brinson Non-U.S. Equity Fund (the "Fund"), which represents the Brinson Fund class shares of the Non-U.S. Equity Fund Series (the "Series").

  The Brinson Fund class shares have no sales charges or 12b-1 fees. The SwissKey Fund class shares are also offered without sales charges, but impose a 12b-1 fee. Further information relating to the SwissKey Fund class shares may be obtained by calling 1-800-SWISSKEY.

  This Prospectus sets forth concisely the information a prospective investor should know before investing in the Brinson Non-U.S. Equity Fund. Investors should read and retain this Prospectus for future reference. Additional information about the Non-U.S. Equity Fund, and the other Series and classes of shares of the Trust is contained in the Statement of Additional Information dated October 28, 1996, as revised, February 5, 1997, as amended from time to time, which has been filed with the U.S. Securities and Exchange Commission. The Statement of Additional Information is incorporated by reference into this Prospectus and is available upon request and without charge from the Trust, at the addresses and telephone numbers below.

  AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OR OTHER OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE U.S. SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

UNDERWRITER:                              ADVISOR:

Funds Distributor, Inc.                   Brinson Partners, Inc.
60 State Street                           209 South LaSalle Street
Suite 1300                                Chicago, IL 60604-1295
Boston, MA 02109                          (800) 448-2430
(800) 448-2430

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Annual Fund Operating Expenses.............................................   1
Financial Highlights.......................................................   2
Investment Objective and Policies..........................................   3
Investment Considerations and Risks........................................   3
Management of the Trust....................................................   5
Portfolio Management.......................................................   6
Administration of the Trust................................................   6
Purchase of Shares.........................................................   7
Account Options............................................................   9
Redemption of Shares.......................................................  10
Net Asset Value............................................................  12
Dividends, Distributions and Taxes.........................................  14
General Information........................................................  15
Performance Information....................................................  16
Appendix A.................................................................  18




  This Prospectus is not an offering of the securities herein described in any jurisdiction or to any person to whom it is unlawful for the Fund to make such an offer or solicitation. No sales representative, dealer, or other person is authorized to give any information or make any representation other than those contained in this Prospectus.

ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)

Management Fees (after fee waiver)/1/..................................... 0.60%
Other Expenses (after reimbursement)/2/................................... 0.40%
                                                                           -----
Total Fund Operating Expenses (after reimbursement)....................... 1.00%
                                                                           =====

----------
/1/The Advisor has irrevocably agreed to waive its fees and reimburse certain expenses so that the Fund's total operating expenses will never exceed 1.00%. Had the Advisor not irrevocably agreed to waive fees and reimburse expenses, the total fund operating expenses for the fiscal year ended June 30, 1996 for the Brinson Non-U.S. Equity Fund would have been 1.20%.
/2/"Other Expenses" include the fee paid to the Administrator, which is calculated on the basis of the total net assets of all portfolios within the Trust and is subject to an annual minimum fee of $75,000 for the initial multiple class portfolio and $10,000 per each additional multiple class portfolio.

  EXAMPLE: Based on the level of expenses listed above after reimbursement, the total expenses relating to an investment of $1,000 would be as follows, assuming a 5% annual return and redemption at the end of each time period.

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
Brinson Non-U.S. Equity Fund....................  $10     $32     $55     $122

  The foregoing table is designed to assist the investor in understanding the various costs and expenses that a shareholder will bear directly or indirectly.

-------------------------------------------------------------------------------

THE EXAMPLE SHOULD NOT BE CONSIDERED REPRESENTATIVE OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, THE FUND'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN ACTUAL RETURNS GREATER OR LESS THAN 5%.

-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

  The selected financial information in the following table has been audited by the Fund's independent auditors, whose unqualified report thereon appears in the Fund's Annual Report to Shareholders dated June 30, 1996. Additional financial data and related notes are contained in the Fund's Annual Report to Shareholders, which is incorporated by reference into the Statement of Additional Information and is available without charge upon request.

  The following table sets forth financial data for a share of beneficial interest of the Fund outstanding throughout the periods presented.

                                                                FOR THE PERIOD
                                  FOR THE YEAR  FOR THE YEAR  AUGUST 31, 1993/1/
                                      ENDED         ENDED             TO
                                  JUNE 30, 1996 JUNE 30, 1995   JUNE 30, 1994
                                  ------------- ------------- ------------------
Net asset value, beginning of
 period.........................    $   9.68      $   9.69         $ 10.00
Income from investment opera-
 tions:
  Net investment income.........        0.18          0.15            0.10
  Net realized and unrealized
   gain (loss)..................        2.05         (0.16)          (0.34)
                                    --------      --------         -------
    Total income (loss) from in-
     vestment operations .......        2.23         (0.01)          (0.24)
                                    --------      --------         -------
Less distributions:
  Distributions from net invest-
   ment income..................       (0.18)          --            (0.07)
  Distributions from and in ex-
   cess of net realized gain....       (0.56)          --              --
                                    --------      --------         -------
    Total distributions.........       (0.74)          --            (0.07)
                                    --------      --------         -------
  Net asset value, end of peri-
   od...........................    $  11.17      $   9.68         $  9.69
                                    ========      ========         =======
  Total Return (non-annualized).       23.64%        (0.10%)         (2.45%)
Ratios/Supplemental Data
  Net assets, end of period (in
   000's).......................    $212,366      $148,319         $71,544
  Ratio of expenses to average
   net assets:
    Before expense reimburse-
     ment.......................        1.20%         1.23%           1.60%/2/
    After expense reimbursement.        1.00%         1.00%           1.00%/2/
  Ratio of net investment income
   to average net assets:
    Before expense reimburse-
     ment.......................        1.67%         1.93%           1.28%/2/
    After expense reimbursement.        1.87%         2.16%           1.88%/2/
Portfolio Turnover Rate.........          20%           14%             12%
Average commission rate paid per
 share                              $ 0.0219           N/A             N/A

----------
/1/Commencement of investment operations.
/2/Annualized.
N/A--Not Applicable

INVESTMENT OBJECTIVE AND POLICIES

INVESTMENT OBJECTIVE

  The Non-U.S. Equity Fund's investment objective is to maximize total return, consisting of capital appreciation and current income by investing primarily in the equity securities of non-U.S. issuers. The investment objective is fundamental and may not be changed without a vote of the holders of the majority of the voting securities of the Series. Under normal conditions, at least 65% of the Series' total assets will be invested in equity securities of issuers in at least three countries other than the United States. In seeking to achieve its investment objective while controlling risk, the Series may invest in a wide range of equity securities, including: American, European and Global Depository Receipts; common and preferred stock; debt securities convertible into or exchangeable for common stock; and securities such as warrants or rights that are convertible into common stock. Unless otherwise stated in this Prospectus or in the Statement of Additional Information, the Series' investment policies are not fundamental and may be changed without shareholder approval. There can be no assurance that the Series will achieve its investment objective. The Series may engage in futures, options and currency transactions for hedging and other permissible purposes, as more fully described in "Investment Considerations and Risks" and Appendix A in this Prospectus, and in the Statement of Additional Information.

  The Series is a diversified portfolio that seeks to achieve its objective by investing primarily in the equity securities of non-U.S. issuers. The benchmark for the Series is the Morgan Stanley Capital International ("MSCI") Non-U.S. Equity (Free) Index (the "Benchmark"). The Benchmark is a market driven broad based index which includes non-U.S. equity markets in terms of capitalization and performance. From time to time, Brinson Partners, Inc. ("Brinson Partners" or the "Advisor") may substitute securities in an equivalent index when it believes that such securities in the index more accurately reflect the relevant international market. Although it may invest anywhere in the world, it is expected that the Series' assets will be primarily invested in the equity markets included in the MSCI Non-U.S. Equity
(Free) Index.

  The Series does not intend to concentrate its investments in a particular industry. The Series does not intend to issue senior securities, as defined in the Investment Company Act of 1940, as amended (the "Act"), except that the Series may engage in borrowing activities as defined in Appendix A in this Prospectus and in the Statement of Additional Information. The Series' investment objective and policies concerning portfolio lending, borrowing, the issuance of senior securities and concentration are "fundamental," which means that they may not be changed without the affirmative vote of the holders of a majority of the Series' outstanding voting securities (as defined in the Act).

INVESTMENT CONSIDERATIONS AND RISKS

  The following provides information about the types of instruments in which the Non-U.S. Equity Fund may invest, strategies employed by Brinson Partners in its attempt to attain the Series' investment objective and a summary of related risks. Shareholders should understand that all investments involve risks and there can be no guarantee against loss resulting from an investment in the Series, nor can there be any assurance that the Series will be able to attain its investment objective. A complete list of the Series' investment restrictions and more detailed information about the Series' investments are contained in Appendix A to this Prospectus and in the Statement of Additional Information.

  EQUITY SECURITIES--Equity securities fluctuate in value as a result of various factors, which are often unrelated to the value of the issuer of the securities. These fluctuations may be pronounced. Fluctuations in the value of the Non-U.S. Equity Fund's equity investments will affect the value of its shares and thus the Fund's total return to investors.

  FOREIGN SECURITIES AND CURRENCY CONSIDERATIONS--Investments in securities of foreign issuers may involve greater risks than those of U.S. issuers. There is generally less information available to the public about non-U.S. companies and less government regulation and supervision of non-U.S. stock exchanges, brokers and listed companies. Non-U.S. companies are not subject to uniform global accounting, auditing and financial reporting standards, practices and requirements. Securities of some non-U.S. companies are less liquid and their prices more volatile than securities of comparable U.S. companies. Securities trading practices abroad may offer less protection to investors. Settlement of transactions in some non-U.S. markets may be delayed or may be less frequent than in the United States, which could affect the liquidity of the Series' portfolio. Additionally, in some non-U.S. countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of securities, property or other assets of the Series, political or social instability, or diplomatic developments which could affect U.S. investments in those countries. Investments will be made primarily in the equity securities of companies domiciled in developed countries. The Series intends to diversify broadly among countries but reserves the right to invest a substantial portion of its assets in one or more countries if economic and business conditions warrant such investments. Brinson Partners will take these factors into consideration in managing the Series' investments. Because the Series will keep its books and records in U.S. dollars, the Series will be required, for federal income tax purposes, to account for income and losses on all transactions involving foreign currency under Section 988 of the Internal Revenue Code of 1986, as amended, and the applicable U.S. Treasury regulations, so that generally any component of a gain or loss attributable to currency fluctuations results in ordinary income or loss and not capital gain or loss.

  The U.S. dollar market value of the Series' investments and of dividends and interest earned by the Series may be significantly effected by changes in currency exchange rates. Some currency prices may be volatile and there is the possibility of governmental controls on currency exchange or governmental intervention in currency markets, which could adversely affect the Series. Although the Series may attempt to manage currency exchange rate risk, there is no assurance that the Series will do so at an appropriate time or that it will be able to predict exchange rates accurately. For example, if the Series increases its exposure to a currency and that currency's price subsequently falls, such currency management may result in increased losses to the Series. Similarly, if the Series decreases its exposure to a currency and the currency's price rises, the Series will lose the opportunity to participate in the currency's appreciation. The Series will manage currency exposures relative to the normal currency allocation and will consider return and risks of currency exposures relative to the Benchmark.

  FOREIGN CURRENCY TRANSACTIONS--To manage exposure to currency fluctuations, the Series may alter fixed income or money market exposures, enter into forward currency exchange contracts, buy or sell options, futures or options on futures relating to foreign currencies and may purchase securities indexed to currency baskets. The Series will also use these currency exchange techniques in the normal course of business to hedge against adverse changes in exchange rates in connection with purchases and sales of securities. Some of these strategies may require the Series to set aside liquid assets in a segregated custodial account to cover its obligations.

  FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS--The Series may attempt to reduce the overall level of investment risk of particular securities and attempt to protect against adverse market movements by investing in futures, options and other derivative instruments. A derivative instrument is commonly defined as a financial instrument whose performance and value are derived, at least in part, from another source, such as the performance of an underlying asset, a specific security or an index of securities. The derivative instruments in which the Series may invest include the purchase and writing of options on securities (including index options) and options on foreign currencies, investing in futures contracts for the purchase or sale of instruments based on financial indices, including interest rate indices or indices of U.S. or foreign government securities or equity securities ("futures contracts"), forward contracts, swaps and swap related products such as equity index swaps, interest rate swaps, currency swaps, and related caps, collars and floors.

  The investment in futures, options, forward contracts, swaps and similar strategies by the Series will depend on Brinson Partners' judgment as to the potential risks and rewards of different types of strategies, and it should be recognized that the use of these instruments exposes the Series to additional investment risks and transaction costs. If the Advisor incorrectly analyzes the market conditions or does not employ the appropriate strategy with respect to these instruments, the Series could be left in a less favorable position. For example, gains and losses on investments in futures depend on the Advisor's ability to predict correctly the direction of security prices, interest rates and other economic factors. Additional risks inherent in the use of futures, options and forward contracts include: adverse movements in the prices of securities or currencies being hedged; the possible absence of a liquid secondary market for any particular instrument at any time; and the possible need to defer closing out certain hedge positions to avoid adverse tax consequences. Options and futures can be volatile instruments and may not perform as expected. The Series could experience losses if the prices of its options and futures positions are poorly correlated with its other investments. If a hedge is applied at an inappropriate time or price trends are judged incorrectly, options and futures strategies may lower the Series' return (i.e., options and futures may fail as hedging techniques in cases where the price movements of the securities underlying the options and futures do not follow the price movements of the portfolio securities subject to the hedge). Options and futures traded on foreign exchanges generally are not regulated by U.S. authorities and may offer less liquidity and less protection to the Series in the event of default by the other party to the contract. The loss from investing in futures transactions is potentially unlimited. The Series does not intend to purchase put and call options that are traded on a national stock exchange in an amount exceeding 5% of its net assets.

  The Series may invest in derivatives for hedging purposes, to maintain liquidity, or in anticipation of changes in the composition of its portfolio holdings. The Series will not engage in derivative investments purely for speculative purposes. The Series will invest in one or more derivatives only to the extent that the instrument under consideration is judged by the Advisor to be consistent with the Series' overall investment objective and policies. In making such judgment, the potential benefits and risks will be considered in relation to the Series' other portfolio investments.

  Where not specified, investment limitations with respect to the Series' derivative instruments will be consistent with the Series' existing percentage limitations with respect to its overall investment policies and restrictions. The risks and policies of various types of derivative investments permitted for the Series, including options, futures and forward contracts, are described in greater detail in Appendix A in this Prospectus, and in the Statement of Additional Information.

MANAGEMENT OF THE TRUST

THE BOARD OF TRUSTEES

  Under Delaware law, the Board of Trustees has overall responsibility for managing the business and affairs of the Trust. The Trustees, in turn, elect the officers of the Trust, who are responsible for administering the day-to-day operations of the Series.

THE ADVISOR

  Brinson Partners, a Delaware corporation, is an investment management firm managing, as of June 30, 1996, approximately $58 billion, primarily for pension and profit sharing institutional accounts. Brinson Partners was organized in 1989 when it acquired the institutional asset management business of The First National Bank of Chicago and First Chicago Investment Advisors, N.A. Brinson Partners and its predecessor entities have managed domestic and international investment assets since 1974 and global investment assets since 1982. Brinson Partners has offices in Basel, London, Melbourne, New York, Paris, Singapore, Sydney and Tokyo, in addition to its principal office at 209 South LaSalle Street, Chicago, IL 60604-1295. Brinson Partners is an indirect wholly-owned subsidiary of Swiss Bank Corporation ("Swiss Bank"). Swiss Bank, with headquarters in Basel, Switzerland, is an internationally diversified organization with operations in many aspects of the financial services industry. Brinson Partners also serves as the investment advisor to seven other investment companies: Brinson Relationship Funds, which includes six investment portfolios (Series); Enterprise Accumulation Trust; Enterprise International Growth Portfolio; Fort Dearborn Income Securities, Inc.; Hirtle Callaghan International Trust; John Hancock Variable Series Trust--International Balanced Portfolio; and Pace Large Company Value Equity Investments.

  Pursuant to its investment advisory agreement with the Trust on behalf of the Series, Brinson Partners receives a monthly fee at the annual percentage rate of the Series' average daily net assets, as described below, for providing investment advisory services. Brinson Partners is responsible for paying its own expenses, and has agreed to waive that portion of its advisory fee equal to the total expenses of the Series for any fiscal year which exceeds the permissible limits applicable to the Series in any state in which its shares are then qualified for sale. Pursuant to its advisory agreement, Brinson Partners is authorized, at its own expense, to obtain statistical and other factual information and advice regarding economic factors and trends from its foreign subsidiaries, but it does not generally receive advice or recommendations regarding the purchase or sale of securities from such subsidiaries.

  For providing investment advisory services during the fiscal year ended June 30, 1996, the Non-U.S. Equity Fund paid Brinson Partners a monthly fee at the annual rate of 0.80% of the Series' average daily net assets. This fee is higher than the advisory fees paid by most other mutual funds, but is comparable to those of other mutual funds with similar investment objectives.

PORTFOLIO MANAGEMENT

  Investment decisions for the Series are made by an investment management team at Brinson Partners. No member of the investment management team is primarily responsible for making recommendations for portfolio purchases.

ADMINISTRATION OF THE TRUST

THE UNDERWRITER

  Funds Distributor, Inc., 60 State Street, Suite 1300, Boston, MA 02109, was engaged pursuant to an agreement dated February 5, 1997, for the limited purpose of acting as underwriter to facilitate the registration of the shares of the Trust under state securities laws and to assist in the sale of shares. The fee for such service is borne by the Advisor.

THE ADMINISTRATOR

  The Trust, on behalf of the Series, has entered into an administrative services agreement with FPS Services, Inc. ("FPS"), 3200 Horizon Drive, King of Prussia, PA 19406-0903, pursuant to which the administrator receives a fee at the annual rate of 0.15% of the average daily net assets of the Trust on the first $75 million; 0.10% on the next $75 million; 0.075% on the next $350 million; and 0.05% on the next $500 million. The Series pays its pro rata portion based upon its average daily net assets, but in no event shall the Series pay less than $10,000 per year for each multiple class portfolio. Pursuant to the agreement with FPS, maximum administration fees are $400,000 for the initial multiple class portfolio and $60,000 per year for each subsequent multiple class portfolio.

  The services FPS provides to the Series include: coordinating and monitoring of any third parties furnishing services to the Series; providing the necessary office space, equipment and personnel to perform administrative and clerical functions for the Series; preparing, filing and distributing proxy materials, periodic reports to shareholders, registration statements and other documents; and responding to shareholder inquiries.

THE CUSTODIAN, TRANSFER AGENT AND ACCOUNTING/PRICING AGENT

  Bankers Trust Company, c/o BTNY Services, Inc., 34 Exchange Place, Jersey City, NJ 07302-1107 is custodian for the securities and cash of the Series.

  FPS serves as the Series' transfer agent. As transfer agent, it maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. Shareholder inquiries should be addressed to the transfer agent at (800) 448-2430.

  FPS also performs certain accounting and pricing services for the Trust, including the daily calculation of the Fund's net asset value.

PURCHASE OF SHARES

  Shares of the Non-U.S. Equity Fund may be purchased directly from the Trust at the net asset value next determined after receipt of the order in proper form by the transfer agent. There is no sales load in connection with the purchase of Fund shares. The Trust reserves the right to reject any purchase order and to suspend the offering of shares of the Fund or the Series. The Fund will not accept a check endorsed over by a third-party. The minimum initial investment for Fund shares is $100,000. Effective March 1, 1997, the minimum initial investment for Fund shares will be $1,000,000. Subsequent investments for Fund shares will be accepted in minimum amounts of $2,500. The Trust reserves the right to vary the initial investment minimum and minimums for additional investments in the Fund at any time. In addition, Brinson Partners may waive the minimum initial investment requirement for any investor.

  Purchase orders for shares of the Non-U.S. Equity Fund which are received by the transfer agent in proper form prior to the close of regular trading hours (currently 4:00 p.m. Eastern time) on the New York Stock Exchange (the "NYSE") on any day that the Fund's net asset value per share is calculated, are priced according to the net asset value determined on that day. Purchase orders for shares of the Fund received after the close of the NYSE on a particular day are priced as of the time the net asset value per share is next determined.

  The Trust may accept telephone orders for Fund shares from broker-dealers or service organizations which have been previously approved by the Trust. It is the responsibility of such broker-dealers or service organizations to promptly forward purchase orders and payments for the same to the Fund. Shares of the Fund may be purchased through broker-dealers, banks and bank trust departments which may charge the investor a transaction fee or other fee for their services at the time of purchase. Such fees would not otherwise be charged if the shares were purchased directly from the Trust.

PURCHASES MAY BE MADE IN ONE OF THE FOLLOWING WAYS:

                               INITIAL INVESTMENT            SUBSEQUENT INVESTMENTS
                         ------------------------------- -------------------------------
                         MINIMUM $100,000                MINIMUM $2,500
                         EFFECTIVE MARCH 1, 1997,
                         MINIMUM $1,000,000
BY MAIL                  . Complete and sign the Account . Make your check payable
[LOGO MAIL]               Application accompanying this   to "Brinson Non-U.S. Equity
                          Prospectus.                     Fund."
                         . Make your check payable to    . Enclose the remittance por-
                          "Brinson Non-U.S. Equity        tion of your account statement
                          Fund."                          and include the amount of in-
                                                          vestment, the account name and
                                                          number.
                         . Mail to the address indicated . Mail to the address indicated
                          on the Account Application.     on your account statement or
                                                          enclose in the envelope pro-
                                                          vided.
BY WIRE                  . Call (800) 448-2430 to ar-
[LOGO WIRE]               range for a wire transaction.
                         . Wire federal funds within 24  . Wire federal funds to:
                          hours to:                       UNITED MISSOURI BANK KC NA
                          UNITED MISSOURI BANK KC NA      ABA # 10-10-00695
                          ABA # 10-10-00695               FOR: FPS SERVICES, INC.
                          FOR: FPS SERVICES, INC.         A/C 98-7037-071-9
                          A/C 98-7037-071-9               "BRINSON NON-U.S. EQUITY FUND"
                          "BRINSON NON-U.S. EQUITY FUND"  AND INCLUDE YOUR NAME AND
                          AND INCLUDE YOUR NAME AND NEW   ACCOUNT NUMBER.
                          ACCOUNT NUMBER.
                         . Complete and sign the Account
                          Application and mail to the
                          address
                          indicated immediately follow-
                          ing the
                          initial wire transaction.
BY TELEPHONE             . Call (800) 448-2430 to ar-    . Call (800) 448-2430 to ar-
[LOGO TELEPHONE]          range for a telephone transac-  range for a telephone transac-
                          tion.                           tion.
PURCHASING BY EXCHANGES  . You may open a new account by . You may purchase additional
[LOGO EXCHANGES]          making an exchange from an ex-  shares by making an exchange
                          isting Brinson Fund class ac-   from an existing Brinson Fund
                          count of any other Series of    class account of any other Se-
                          the Trust. Exchanges may be     ries of the Trust. Exchanges
                          made by mail or telephone.      may be made by mail or tele-
                          Call (800) 448-2430 for assis-  phone. Call (800) 448-2430 for
                          tance.                          assistance.
AUTOMATICALLY            . Please refer to "Automatic    . Please refer to "Automatic
                          Investment Plan" under "Ac-     Investment Plan" under "Ac-
                          count Options" or call (800)    count Options" or call (800)
                          448-2430 for assistance.        448-2430 for assistance.

ACCOUNT OPTIONS

  The following account options are available to shareholders. There are no charges for the programs noted below and an investor may change or terminate these plans at any time by written notice to the Trust. For information about participating in these account options, call the transfer agent at (800) 448-2430.

ACCOUNT OPTIONS        INSTRUCTIONS
---------------        --------------------------------------------------------
AUTOMATIC INVESTMENT   .   You may have money deducted directly from your
 PLAN                      checking, savings or bank money market accounts for
                           investment in the Fund each month or quarter.
                       .   Complete the Automatic Investment Plan Application,
                           which is available upon request by calling (800)
                           448-2430, and mail it to the address indicated.
                       .   The initial account must be opened first with the
                           initial $100,000 minimum investment, with
                           subsequent minimum investments of $500 pursuant to
                           the Automatic Investment Plan. Effective March 1,
                           1997, the initial account must be opened first with
                           an initial $1,000,000 minimum investment.
                       .   The account designated will be debited in the
                           specified amount, on the date indicated, and Fund
                           shares will be purchased. The Trust may alter or
                           terminate the Automatic Investment Plan at any
                           time.
SYSTEMATIC WITHDRAWAL  .   A shareholder with a minimum account of $100,000
 PLAN                      may direct the transfer agent to send the
                           shareholder (or anyone the shareholder designates)
                           regular, monthly, quarterly or semi-annual
                           payments. Each payment under a Systematic
                           Withdrawal Plan ("SWP") must be at least $500. Such
                           payments are drawn from share redemptions.
                       .   Shareholders participating in the SWP must elect to
                           have their dividends and distributions
                           automatically reinvested in additional Fund shares.
                       .   The Trust may terminate any SWP for an account if
                           the value of the account falls below $50,000 as a
                           result of share redemptions or an exchange of
                           shares of a Fund for Brinson Fund class shares of
                           another Series of the Trust.
INDIVIDUAL RETIREMENT  .   An IRA is a tax-deferred retirement savings account
 ACCOUNTS                  that may be used by an individual under age 70 1/2
                           who has compensation or self-employment income and
                           his or her unemployed spouse, or an individual who
                           has received a qualified distribution from his or
                           her employer's retirement plan.
                       .   The minimum purchase requirement for IRAs is
                           $2,000.

REDEMPTION OF SHARES

  Shareholders may redeem their shares of the Non-U.S. Equity Fund without charge on any business day that the NYSE is open. Redemptions will be effected at the net asset value per share next determined after the receipt by the transfer agent of a redemption request meeting the requirements described below. The Trust normally sends redemption proceeds on the next business day but, in any event, redemption proceeds are sent within five business days of receipt of a redemption request in proper form. Payment also may be made by wire directly to any bank previously designated by the shareholder in an Account Application. There is no charge for redemptions by wire. Please note that the shareholder's bank may impose a fee for wire service. The Trust will honor redemption requests of shareholders who recently purchased shares by check, but will not mail the proceeds until it is reasonably satisfied that the purchase check has cleared, which may take up to fifteen days from the purchase date.

  Except as noted below, redemption requests received in proper form by the transfer agent prior to the close of regular trading hours on the NYSE on any business day that the Non-U.S. Equity Fund's net asset value per share is calculated are effected that day. Redemption requests received in proper form by the transfer agent after the close of the NYSE are effected as of the time the net asset value per share is next determined. No redemption will be processed until the transfer agent has received a completed application with respect to the account.

  The Trust will satisfy redemption requests in cash to the fullest extent feasible, so long as such payments would not, in the opinion of Brinson Partners or the Board of Trustees, result in the necessity of the Series selling assets under disadvantageous conditions and to the detriment of the remaining shareholders of the Series. Pursuant to the Trust's Agreement and Declaration of Trust, payment for shares redeemed may be made either in cash or in-kind, or partly in cash and partly in-kind. However, the Trust has elected, pursuant to Rule 18f-1 under the Act, to redeem its shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Series, during any 90 day period for any one shareholder. Payments in excess of this limit will also be made wholly in cash unless the Board of Trustees believes that economic conditions exist which would make such a practice detrimental to the best interests of the Series. Any portfolio securities paid or distributed in-kind would be valued as described under "Net Asset Value." In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Series. In-kind payments need not constitute a cross-section of the Series' portfolio. Where a shareholder has requested redemption of all or a part of the shareholder's investment and where the Series computes such redemption in-kind, the Series will not recognize gain or loss for federal tax purposes on the securities used to compute the redemption, but the shareholder will recognize gain or loss equal to the difference between the fair market value of the securities received and the shareholder's basis in the Fund shares redeemed.

SHARES MAY BE REDEEMED IN ONE OF THE FOLLOWING WAYS:

BY MAIL         .   Submit a written request for redemption with:
[LOGO MAIL]         . The Fund's name;
                    . Your Fund account number;
                    . The dollar amount or number of shares to be
                      redeemed; and
                    . Signatures of all persons required to sign
                      for transactions, exactly as their names
                      appear on the Account Application.
                .   A signature guarantee for the signature of each
                    person in whose name the account is registered is
                    required on all written redemption requests over
                    $5,000.
                .   Mail to the address indicated on the Account
                    Application. Questions may be directed to the
                    transfer agent at (800) 448-2430.
BY WIRE         .   This service must be elected either on the initial
[LOGO WIRE]         application or subsequently arranged in writing.
                .   Shares may be redeemed by instructing the transfer
                    agent by telephone at (800) 448-2430.
                .   Wire redemption requests must be received by the
                    transfer agent before 4:00 p.m. Eastern time for
                    money to be wired the next business day.
BY TELEPHONE    .   This service must be elected either on the initial
(800) 448-2430      application or subsequently arranged in writing.
[LOGO           .   Shares may be redeemed by instructing the transfer
TELEPHONE]          agent by telephone at (800) 448-2430.
                .   Shares will be sold at the next share price
                    calculated after the order is received and
                    accepted. Share price is normally calculated at
                    4:00 p.m. Eastern time.
AUTOMATICALLY   .   Please refer to "Systematic Withdrawal Plan" under
                    "Account Options" or call (800) 448-2430 for
                    assistance.

----------
NOTE: The Trust reserves the right to refuse a wire or telephone redemption if it is believed advisable to do so. Procedures for redeeming shares of the Fund by wire or telephone may be modified or terminated by the Trust at any time.

  Shares of the Fund may be redeemed through certain broker-dealers, banks and bank trust departments which may charge the investor a transaction fee or other fee for their services at the time of redemption. Such fees would not otherwise be charged if the shares were redeemed directly from the Trust.

TELEPHONE TRANSACTIONS:

  Shareholders who wish to initiate purchase, exchange or redemption transactions by telephone must elect the option, as described above. With respect to such telephone transactions, the Fund will ensure that reasonable procedures are used to confirm that instructions communicated by telephone are genuine (including verification of the shareholder's social security number or mother's maiden name) and, if it does not, the Fund or the transfer agent may be liable for any losses due to unauthorized or fraudulent transactions. Written confirmation will be provided for all purchase, exchange and redemption transactions initiated by telephone.

EXCHANGE OF SHARES:

  Fund shares may be exchanged for Brinson Fund class shares of any other Series within the Trust. Exchanges will not be permitted between the Brinson Fund class shares and the SwissKey Fund class shares of any Series of the Trust. Fund shares may be exchanged by written request or by telephone if the shareholder has previously signed a telephone authorization on the Account Application. The telephone exchange may be difficult to implement during times of drastic economic or market changes. The Trust reserves the right to restrict the frequency of, or otherwise modify, condition, terminate or impose charges upon the exchange and/or telephone transfer privileges upon 60 days' prior written notice to shareholders.

  Exchanges will be made on the basis of both Series' relative net asset values per share. Exchanges may be made only for shares of a Series and class then offering its shares for sale in your state of residence and are subject to the minimum initial investment requirement. For federal income tax purposes, an exchange of shares would be treated as if the shareholder had redeemed shares of one Series and reinvested in shares of another Series. Gains or losses on the shares exchanged are realized by the shareholder at the time of the exchange. Any shareholder wishing to make an exchange should first obtain and review a prospectus of the other Series. Requests for telephone exchanges must be received by the transfer agent by the close of regular trading hours (currently 4:00 p.m. Eastern time) on the NYSE on any day that the NYSE is open for regular trading.

TRANSFER OF SECURITIES:

  At the discretion of the Trust, investors may be permitted to purchase Fund shares by transferring securities to a Series that meet the Series' investment objective and policies. Securities transferred to the Series will be valued in accordance with the same procedures used to determine the Fund's net asset value at the time of the next determination of net asset value after such acceptance. Shares issued by a Series in exchange for securities will be issued at the net asset value per share of the Fund determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the Series and must be delivered to the Series by the investor upon receipt from the issuer. Investors who are permitted to transfer such securities will be required to recognize a gain or loss on such transfer and pay tax thereon, if applicable, measured by the difference between the fair market value of the securities and the investors' basis therein. Securities will not be accepted in exchange for shares of the Fund unless: (1) such securities are, at the time of the exchange, eligible to be included in the Series' portfolio and current market quotations are readily available for such securities; (2) the investor represents and warrants that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Series under the Securities Act of 1933 or under the laws of the country in which the principal market for such securities exists, or otherwise; and (3) the value of any such security (except U.S. government securities) being exchanged, together with other securities of the same issuer owned by the Series, will not exceed 5% of the Series' net assets immediately after the transaction.

NET ASSET VALUE

  The net asset value per share for the Brinson Fund class shares and SwissKey Fund class shares is computed by adding, with respect to each class of shares, the value of the Series' investments, cash and other assets attributable to that class, deducting liabilities of the class and dividing the result by the number of shares of that class outstanding. The public offering price of the Brinson Fund class shares and the SwissKey Fund class shares, both of which are sold on a continuous basis, is the net asset value of that class. The valuation of assets for determining the net asset value may be summarized as follows:

    Securities traded on securities exchanges are valued at the last available sale price. Securities that are not traded on a particular day or on an exchange are valued at either (a) the bid price or (b) a valuation within the range considered best to represent value in the circumstances. Price information on listed securities is generally taken from the closing price on the exchange where the security is primarily traded. Valuations of equity securities may be obtained from a pricing service and/or broker-dealers when such prices are believed to reflect fair value of such securities. Use of a pricing service and/or broker-dealers has been approved by the Board of Trustees. Futures contracts are valued at their daily quoted settlement price on the exchange on which they are traded. Forward foreign currency contracts are valued daily using the mean between the bid and asked forward points added to the current exchange rate and an unrealized gain or loss is recorded. The Series realizes a gain or loss upon settlement of the contracts. For valuation purposes, foreign securities initially expressed in foreign currency values will be converted into U.S. dollar values using WM/Reuters closing spot rates as of 4:00 p.m. London time.

    Securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Redeemable securities issued by open-end investment companies are valued using their respective net asset values for purchase orders placed at the close of the NYSE. Securities (including over-the-counter options) for which market quotations are not readily-available and other assets are valued at their fair value as determined in good faith by or under the direction of the Trustees.

    Net asset value is determined on each day that the NYSE is open, as of the close of business of the regular session of the NYSE (currently 4:00 p.m. Eastern time). Investments and requests to exchange or redeem shares received by the Series in proper form before such close of business are effective, and will receive the price determined, on that day. Investment, exchange and redemption requests received after such close of business are effective, and will receive the share price determined, on the next business day.

  Because of time zone differences, foreign exchanges and securities markets will usually be closed prior to the time of the closing of the NYSE and values of foreign futures and options and foreign securities will be determined as of the earlier closing of such exchanges and securities markets. However, events affecting the values of such foreign securities may occasionally occur between the earlier closings of such exchanges and securities markets and the closing of the NYSE which will not be reflected in the computation of the net asset value of the Series. If an event materially affecting the value of such foreign securities occurs during such period, then such securities will be valued at fair value as determined in good faith by or under the direction of the Board of Trustees. Where a foreign securities market remains open at the time that the Series values its portfolio securities, or closing prices of securities from that market may not be retrieved because of local time differences or other difficulties in obtaining such prices at that time, last sale prices in such market at a point in time most practicable to timely valuation of the Series may be used.

  The Series' portfolio securities from time to time may be listed primarily on foreign exchanges which trade on days when the NYSE is closed (such as Saturday). As a result, the net asset value of the Fund may be significantly affected by such trading on days when shareholders have no access to the Fund.

  Each of the Series' two classes of shares will bear pro rata all of the common expenses of the Series. The net asset value of all outstanding shares of each class of the Series will be computed on a pro rata basis for each outstanding share based on the proportionate participation in the Series represented by the value of shares of that class. All income earned and expenses incurred by the Series will be borne on a pro rata basis by each outstanding share of a class, based on each class' proportionate participation in the Series represented by the value of shares of such class, except that the Brinson Fund class will not incur any of the expenses under the SwissKey Fund class' 12b-1 Plan.

  The different expenses borne by each class of shares will result in different net asset values and dividends. The per share net asset value of the SwissKey Fund class shares will generally be lower than that of the Brinson Fund class shares of the Series because of the higher expenses borne by the SwissKey Fund class shares. It is expected, however, that the net asset value per share of the two classes will tend to converge immediately after the payment of dividends, which will differ by approximately the amount of the service and distribution expense differential between the classes.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS

  The Series will distribute its net investment income semi-annually in June and December. The Series will distribute annually in December substantially all of its net long-term capital gains and any undistributed net short-term capital gains realized during the one year period commencing November 1 (or date of the creation of the Series, if later) and ending October 31, and, at the same time, will distribute all of its net investment income earned through the end of December and not previously distributed as ordinary (not capital) income.

  Dividends and other distributions paid by the Series with respect to its Brinson Fund class and SwissKey Fund class shares are calculated in the same manner and at the same time. The per share dividends on SwissKey Fund class shares will be lower than the per share dividends on the Brinson Fund class shares of the Series as a result of the distribution and service fees applicable with respect to the SwissKey Fund class shares. Both the SwissKey Fund class and Brinson Fund class shares of the Series will share proportionately in the investment income and expenses of the Series, except that the per share dividends on the SwissKey Fund class shares will be lower than the per share dividends on the Brinson Fund class shares, which will not incur any expenses under a Rule 12b-1 Plan.

  Income dividends and capital gain distributions are reinvested automatically in additional Fund shares of the Series at net asset value, unless the shareholder has notified the transfer agent, in writing, of the shareholder's election to receive them in cash. Distribution options may be changed at any time by requesting a change in writing. Any check in payment of dividends or other distributions which cannot be delivered by the Post Office or which remains uncashed for a period of more than one year may be reinvested in the shareholder's account at the then current net asset value and the dividend option may be changed from cash to reinvest. Dividends are reinvested on the ex dividend date (the "ex date") at the net asset value determined at the close of business on that date. Please note that shares purchased shortly before the record date for a dividend or distribution may have the effect of returning capital although such dividends and distributions are subject to taxes.

TAXES

  The Series has qualified, and intends to continue to qualify, for taxation as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("the Code"). Such qualification relieves the Series of liability for federal income taxes to the extent the Series' earnings are distributed in accordance with the Code. The Series is treated as a separate corporate entity for federal tax purposes. Distributions of any net investment income and of any net realized short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or additional shares. All distributions may be subject to state and local taxes. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are taxable to shareholders as long-term capital gain regardless of how long a shareholder may have held shares of the Series. The tax treatment of distributions of ordinary income or capital gains will be the same whether the shareholder reinvests the distributions or elects to receive them in cash. A distribution will be treated as paid on December 31 of the current calendar year if it is declared in October, November or December with a record date in such a month and paid during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

  Shareholders will be advised annually of the source and tax status of all distributions for federal income tax purposes. Further information regarding the tax consequences of investing in the Series is included in the

Statement of Additional Information. The above discussion is intended for general information only. Investors should consult their own tax advisors for more specific information on the tax consequences of particular types of distributions.

  Redemptions of Series shares, and the exchange of shares between two Series of the Trust, are taxable events and, accordingly, shareholders may realize capital gains or losses on these transactions.

  Shareholders may be subject to back-up withholding on reportable dividend and redemption payments ("back-up withholding") if a certified taxpayer identification number is not on file with the Series, or if, to the Series' knowledge, an incorrect number has been furnished, or if the Series has been notified by the Internal Revenue Service that an account is subject to back-up withholding. An individual's taxpayer identification number is the individual's social security number.

  If more than 50% of the Series' total assets at the close of its taxable year consists of stock or securities in foreign corporations, the Series may elect to "pass-through" to shareholders for foreign tax credit purposes the amount of foreign income taxes paid by the Series with respect to its direct holdings of securities in foreign corporations. The Series will make such an election only if it deems such election to be in the best interests of its shareholders. If this election is made, shareholders of the Series will be required to include in their gross incomes their pro rata share of foreign taxes paid by the Series. However, shareholders will be able to treat their pro rata share of foreign taxes as either a deduction (itemized deduction in the case of individuals) or a foreign tax credit (but not both) against U.S. income taxes on their tax returns.

GENERAL INFORMATION

ORGANIZATION

  The Brinson Funds is a Delaware business trust organized pursuant to an Agreement and Declaration of Trust, dated December 1, 1993. The Trust was originally organized as a Maryland corporation on April 14, 1992. On December 1, 1993, the Trust reorganized as a Delaware business trust through a merger of the Maryland corporation into the Trust. The Trust is registered under the Act as an open-end management investment company, commonly known as a mutual fund and consists of seven different investment portfolios or Series. The Trustees of the Trust may establish additional Series or classes of shares without the approval of shareholders. The Non-U.S. Equity Fund is a diversified portfolio. The assets of the Series belong only to the Series, and the liabilities of the Series are borne solely by the Series and no other.

DESCRIPTION OF SHARES

  The Series is authorized to issue an unlimited number of shares of beneficial interest with a $0.001 par value per share. The Board of Trustees has the power to designate one or more Series or sub-Series/classes of shares of beneficial interest and to classify or reclassify only unissued shares with respect to such Series. Shares of the Series represent equal proportionate interests in the assets of the Series only and have identical voting, dividend, redemption, liquidation, and other rights, except that only shares of the Series' SwissKey Fund class shall have voting rights with respect to the Rule 12b-1 Plan relating to that class as described below. All shares issued are fully paid and non-assessable, and shareholders have no preemptive or other right to subscribe to any additional shares and no conversion rights. Currently, the Trust offers seven investment portfolios or Series--Global Fund, Global Equity Fund, Global Bond Fund, U.S. Balanced Fund, U.S. Equity Fund, U.S. Bond Fund and Non-U.S. Equity Fund. Two classes of shares are currently issued by the Trust for each Series, the SwissKey Fund class and the Brinson Fund class.

VOTING RIGHTS

  Each issued and outstanding full and fractional share of the Series is entitled to one full and fractional vote in the Series and all shares of the Series participate equally in regard to dividends, distributions, and liquidations with respect to the Series. Shareholders do not have cumulative voting rights. On any matter submitted to a vote of shareholders, shares of the Series will vote separately except when a vote of shareholders in the aggregate is required by law, or when the Trustees have determined that the matter affects the interests of more than one Series, in which case the shareholders of all such Series shall be entitled to vote thereon. Only the SwissKey Fund class shareholders may vote on matters related to the Rule 12b-1 Plan associated with that class.

SHAREHOLDER MEETINGS

  The Trustees of the Trust do not intend to hold annual meetings of shareholders of the Series. The U.S. Securities and Exchange Commission, however, requires the Trustees to promptly call a meeting for the purpose of voting upon the question of removal of any Trustee when requested to do so by not less than 10% of the outstanding shareholders of the Series. In addition, subject to certain conditions, shareholders of the Series may apply to other Series of the Trust to communicate with other shareholders to request a shareholders' meeting to vote upon the removal of a Trustee or Trustees.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

  The Trust will attempt to obtain the best overall price and most favorable execution of transactions in portfolio securities. However, subject to policies established by the Board of Trustees of the Trust, the Series may pay a broker-dealer a commission for effecting a portfolio transaction for the Series in excess of the amount of commission another broker-dealer would have charged if Brinson Partners determines in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such broker-dealer, viewed in terms of that particular transaction or such firm's overall responsibilities with respect to the clients, including the Series, as to which it exercises investment discretion. In selecting and monitoring broker-dealers and negotiating commissions, consideration will be given to a broker-dealer's reliability, the quality of its execution services on a continuing basis and its financial condition.

SHAREHOLDER REPORTS AND INQUIRIES

  Shareholders will receive semi-annual reports showing portfolio investments and other information as of December 31 and annual reports audited by independent auditors as of June 30. Shareholders with inquiries should call the Non-U.S. Equity Fund at (800) 448-2430 or write to The Brinson Funds, 3200 Horizon Drive, P.O. Box 61503, King of Prussia, PA 19406-0903.

PERFORMANCE INFORMATION

  From time to time, performance information, such as yield or total return, may be quoted in advertisements or in communications to present or prospective shareholders. Performance quotations represent the Fund's past performance and should not be considered as representative of future results. The current yield will be calculated by dividing the net investment income earned per share by the Fund during the period stated in the advertisement (based on the average daily number of shares entitled to receive dividends outstanding during the period) by the maximum net asset value per share on the last day of the period and annualizing the result on a semi-annual compounded basis. The Fund's total return may be calculated on an annualized and aggregate basis for various periods (which periods will be stated in the advertisement). Average annual return reflects the average percentage change per year in value of an investment in the Fund. Aggregate total return reflects the total percentage change over the stated period.

  To help investors better evaluate how an investment in the Fund might satisfy their investment objective, advertisements regarding the Fund may discuss yield or total return as reported by various financial publications. Advertisements may also compare yield or total return to other investments, indices and averages. The following publications, benchmarks, indices and averages may be used: Lipper Mutual Fund Performance Analysis; Lipper Fixed Income Analysis; Lipper Mutual Fund Indices; Morgan Stanley Indices; Shearson Lehman Hutton Treasury Index; Salomon Brothers Indices; Dow Jones Composite Average or its component indices; Standard & Poor's 500 Stock Index or its component indices; Wilshire Indices; The New York Stock Exchange composite or component indices; CDA Mutual Fund Report; Weisenberger--Mutual Funds Panorama and Investment Companies; Mutual Fund Values and Mutual Fund Service Book, published by Morningstar, Inc.; comparable portfolios managed by the Advisor; and financial publications such as Business Week, Kiplinger's Personal Finance, Financial World, Forbes, Fortune, Money Magazine, The Wall Street Journal, Barron's, et al., which rate fund performance over various time periods.

  The principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Any fees charged by banks or other institutional investors directly to their customer accounts in connection with investments in shares of the Fund will not be included in the Non-U.S. Equity Fund's calculations of yield or total return. Further information about the performance of the Fund is included in the Fund's Annual Report dated June 30, 1996, which may be obtained without charge by contacting the Trust at (800) 448-2430.

APPENDIX A

INVESTMENT POLICIES AND TECHNIQUES

  EQUITY SECURITIES: The Series may invest in a broad range of equity securities of non-U.S. issuers, including common and preferred stocks, securities such as warrants or rights that are convertible into common stock and sponsored or unsponsored American, European and Global depository receipts ("Depository Receipts"). The issuers of unsponsored Depository Receipts are not obligated to disclose material information in the United States. The Series will typically invest in equity securities listed on recognized foreign exchanges, but may also invest in securities traded in over-the-counter markets. The Series expects its investments to emphasize large and intermediate capitalization companies. Capitalization levels are measured relative to specific markets, thus large and intermediate capitalization ranges will vary country by country.

  CASH AND CASH EQUIVALENTS: The Series may invest a portion of its assets in short-term debt securities (including repurchase agreements and reverse repurchase agreements) which may be denominated in U.S. or non-U.S. currencies, including U.S. Treasury bills and other securities of the U.S. government and its agencies and instrumentalities, bankers' acceptances and certificates of deposit. The Series may also hold foreign currency, time deposits in U.S. and foreign banks, obligations of foreign sovereignties and companies, and Eurodollars. When unusual market conditions warrant, the Series may make substantial temporary defensive investments in cash equivalents up to a maximum of 100% of its net assets. Cash equivalent holdings may be denominated in any currency (although such holdings may not constitute "cash or cash equivalents" for tax diversification purposes). When the Series invests for defensive purposes, it may affect the attainment of the Series' investment objective.

  FOREIGN CURRENCY TRANSACTIONS: The Series may conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date (i.e., a "forward foreign currency" contract or "forward" contract). A forward contract involves an obligation to purchase or sell a specific currency amount at a future date, which may be any fixed number of days from the date of the contract, agreed upon by the parties, at a price set at the time of the contract. The Series will convert currency on a spot basis from time to time and investors should be aware that changes in currency exchange rates and exchange control regulations may affect the costs of currency conversion.

  The Series may enter into forward contracts for hedging purposes as well as non-hedging purposes. For hedging purposes, the Series may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. It may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. The Series may also enter into contracts with the intent of changing the relative exposure of the Series' portfolio of securities to different currencies to take advantage of anticipated changes in exchange rates.

  When the Series enters into forward contracts for non-hedging purposes, it will establish a segregated account with its custodian bank in which it will maintain cash, U.S. government securities, equity securities and/or investment and non-investment grade debt securities equal in value to its obligations with respect to its forward contracts for non-hedging purposes. Any assets held in any segregated account maintained by the Series with respect to any options, futures or forward contracts shall be liquid, unencumbered and marked-to-market daily (any such assets held in a segregated account are referred to in this Prospectus as "Segregated Assets").

  At the maturity of a forward contract, the Series may either sell a portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency. The Series may realize a gain or loss from currency transactions.

  OPTIONS ON CURRENCIES: The Series also may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage the portfolio's exposure to changes in currency exchange rates. Call options on foreign currency written by the Series will be "covered," which means that the Series will own an equal amount of, or an offsetting position in, the underlying foreign currency. With respect to put options on foreign currency written by the Series, the Series will establish a segregated account with its custodian bank consisting of Segregated Assets equal in value to the amount the Series would be required to deliver upon exercise of the put.

  FUTURES CONTRACTS: The Series may enter into contracts for the future purchase or sale of securities, indices or foreign currencies. A financial futures contract is an agreement between two parties to buy or sell a specified debt security at a set price on a future date. An index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period. A futures contract on a foreign currency is an agreement to buy or sell a specified amount of a currency for a set price on a future date. The Series may enter into futures contracts to the extent that not more than 5% of its assets are required as futures contract margin deposits and premiums on options and may engage in such transactions to the extent that obligations relating to such futures transactions represent not more than 25% of its assets.

  The Series will enter into such futures transactions on domestic exchanges and, to the extent such transactions have been approved by the Commodity Futures Trading Commission for sale to customers in the United States, on foreign exchanges.

  OPTIONS: The Series may purchase and write put and call options on foreign or U.S. securities and indices and enter into related closing transactions. The Series may use options traded on U.S. exchanges and to the extent permitted by law, options traded over-the-counter and on recognized foreign exchanges. It is the position of the U.S. Securities and Exchange Commission that over-the-counter options are illiquid. Accordingly, the Series will invest in such options only to the extent consistent with its 15% limitation on investments in illiquid securities.

  REPURCHASE AGREEMENTS: The Series may enter into repurchase agreements with banks or broker-dealers. Repurchase agreements are considered under the Act to be collateralized loans by the Series to the seller secured by the securities transferred to the Series. Repurchase agreements under the Act will be fully collateralized by securities which the Series may invest in directly. Such collateral will be marked-to-market daily. If the seller of the underlying security under the repurchase agreement should default on its obligation to repurchase the underlying security, the Series may experience delay or difficulty in recovering its cash. To the extent that, in the meantime, the value of the security purchased had decreased, the Series could experience a loss. No more than 15% of the Series' net assets will be invested in illiquid securities, including repurchase agreements which have a maturity of longer than seven days. The Series must treat each repurchase agreement as a security for tax diversification purposes and not as cash, a cash equivalent or as a receivable.

  BORROWING: The Series is authorized, within specified limits, to borrow money as a temporary defensive measure for extraordinary purposes and to pledge its assets in connection with such borrowings.

  LOANS OF PORTFOLIO SECURITIES: The Series may loan its portfolio securities to broker-dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. The major risk to which the Series would be exposed on a loan transaction is the risk that the borrower would become bankrupt at a time when the value of the security goes up. Therefore, the Series will only enter into loan arrangements after a review of all pertinent factors by Brinson Partners, subject to overall supervision by the Board of Trustees, including the creditworthiness of the borrowing broker-dealer or institution and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by Brinson Partners.

  RULE 144A AND ILLIQUID SECURITIES: The Series may invest up to 15% of its net assets in illiquid securities. Illiquid securities are those securities that are not readily marketable, including restricted securities and repurchase obligations that mature in more than seven days. Certain restricted securities that may be resold to institutional investors pursuant to Rule 144A under the Securities Act of 1933 may be determined to be liquid under guidelines adopted by the Trust's Board of Trustees.

  For more detailed descriptions of these investment policies and techniques, please refer to the Statement of Additional Information, which is available without charge upon request by calling (800) 448-2430.

                             ---------------------
                               The Brinson Funds




                          BRINSON NON-U.S. EQUITY FUND

                                   PROSPECTUS

                                OCTOBER 28, 1996,
                                  AS REVISED
                               FEBRUARY 5, 1997


                             [BRINSON FUNDS LOGO]


                              Global Institutional
                                Asset Management
                            ------------------------



The Brinson Funds
-------------------------------------------------------

209 South LaSalle Street . Chicago, Illinois 60604-1295

Tel: (800) 448-2430

                            [SWISSKEY FUNDS LOGO]

                           209 South LaSalle Street
                            Chicago, IL 60604-1295

                                  PROSPECTUS
                               OCTOBER 28, 1996

                       AS REVISED, FEBRUARY 5, 1997

  This Prospectus describes the SWISSKEY FUND CLASS of the investment portfolios offered by The Brinson Funds (the "Trust"). The Trust is an open-end management investment company advised by Brinson Partners, Inc., which currently offers seven distinct investment portfolios: Global Fund, Global Equity Fund, Global Bond Fund, U.S. Balanced Fund, U.S. Equity Fund, U.S. Bond Fund and Non-U.S. Equity Fund (each a "Series" and collectively, the "Series"). Each Series offers two separate classes of shares--the SwissKey Fund class and the Brinson Fund class. The SwissKey Fund classes of the Series are referred to as the: SwissKey Global Fund, SwissKey Global Equity Fund, SwissKey Global Bond Fund, SwissKey U.S. Balanced Fund, SwissKey U.S. Equity Fund, SwissKey U.S. Bond Fund and SwissKey Non-U.S. Equity Fund (each a "Fund" and collectively, the "SwissKey Funds" or "Funds"). This prospectus pertains only to the SwissKey Fund class shares, which do not have a sales load, but are subject to annual 12b-1 plan expenses. The Brinson Fund class shares, which are designed primarily for institutional investors, do not have a sales load and are not subject to annual 12b-1 plan expenses. Further information relating to the Brinson Fund class shares may be obtained by calling (800) 448-2430.

  This Prospectus sets forth concisely the information a prospective investor should know before investing in any of the SwissKey Funds. Investors should read and retain this Prospectus for future reference. Additional information about the Funds and the other class of shares of the Trust's investment portfolios is contained in the Statement of Additional Information dated October 28, 1996, as revised, February 5, 1997, as amended from time to time, which has been filed with the U.S. Securities and Exchange Commission and is available upon request and without charge from the Trust at the addresses and telephone numbers below. The Statement of Additional Information is incorporated by reference into this Prospectus. The Statement of Additional Information, material incorporated by reference into this Prospectus, and other information regarding the Trust and the Series is maintained electronically with the U.S. Securities and Exchange Commission at its Internet Web site (http://www.sec.gov).

  AN INVESTMENT IN THE FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. AN INVESTMENT IN ANY OF THE FUNDS IS NOT A DEPOSIT OR OTHER OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE U.S. SECURITIES EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

UNDERWRITER:                              ADVISOR:
                                          Brinson Partners, Inc.
Funds Distributor, Inc.
                                          209 South LaSalle Street
60 State Street
                                          Chicago, IL 60604-1295
Suite 1300
                                          1-800-SWISSKEY
Boston, MA 02109
1-800-SWISSKEY

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Annual Fund Operating Expenses.............................................   3
Financial Highlights.......................................................   5
Description of the Funds...................................................   6
Investment Objectives and Policies.........................................   6
  Global Fund..............................................................   6
  Global Equity Fund.......................................................   7
  Global Bond Fund.........................................................   7
  U.S. Balanced Fund.......................................................   8
  U.S. Equity Fund.........................................................   8
  U.S. Bond Fund...........................................................   8
  Non-U.S. Equity Fund.....................................................   9
Investment Considerations and Risks........................................   9
Management of the Trust....................................................  12
Portfolio Management.......................................................  13
Administration of the Trust................................................  13
Purchase of Shares.........................................................  14
Account Options............................................................  16
Redemption of Shares.......................................................  17
Net Asset Value............................................................  20
Distribution Plan..........................................................  21
Dividends, Distributions and Taxes.........................................  22
General Information........................................................  23
Performance Information....................................................  25
Appendix A.................................................................  26

  THIS PROSPECTUS IS NOT AN OFFERING OF THE SECURITIES HEREIN DESCRIBED IN ANY JURISDICTION OR TO ANY PERSON TO WHOM IT IS UNLAWFUL FOR THE FUNDS TO MAKE SUCH AN OFFER OR SOLICITATION. NO SALES REPRESENTATIVE, DEALER, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                                                         TOTAL FUND
                                                                                     OPERATING EXPENSES
                             MANAGEMENT FEES       12B-1       OTHER EXPENSES     (AFTER FEE WAIVER AND/OR
                          (AFTER FEE WAIVER)/1/ EXPENSES/2/ (AFTER REIMBURSEMENT)  EXPENSE REIMBURSEMENT)
                          --------------------- ----------- --------------------- ------------------------
SwissKey Global Fund....          0.80%            0.65%            0.24%                  1.69%
SwissKey Global Equity
 Fund...................          0.03%            0.76%            0.97%                  1.76%
SwissKey Global Bond
 Fund...................          0.00%            0.49%            0.90%                  1.39%
SwissKey U.S. Balanced
 Fund...................          0.49%            0.50%            0.31%                  1.30%
SwissKey U.S. Equity
 Fund...................          0.36%            0.52%            0.44%                  1.32%
SwissKey U.S. Bond Fund.          0.00%            0.47%            0.60%                  1.07%
SwissKey Non-U.S. Equity
 Fund...................          0.60%            0.84%            0.40%                  1.84%

----------
/1/Pursuant to the terms of the Investment Advisory Agreements between the Trust on behalf of each Series and the Advisor, the Advisor is to receive a monthly fee at the following annual rates for each of the Global Fund, Global Equity Fund, Global Bond Fund, U.S. Balanced Fund, U.S. Equity Fund, U.S. Bond Fund and Non-U.S. Equity Fund: 0.80%, 0.80%, 0.75%, 0.70%, 0.70%,
   0.50% and 0.80%, respectively. Brinson Partners has agreed irrevocably to waive its fees and reimburse certain expenses so that total operating expenses, with the exception of 12b-1 expenses, of the SwissKey Global Fund, SwissKey Global Equity Fund, SwissKey Global Bond Fund, SwissKey U.S. Balanced Fund, SwissKey U.S. Equity Fund, SwissKey U.S. Bond Fund and SwissKey Non-U.S. Equity Fund will never exceed 1.10%, 1.00%, 0.90%, 0.80%, 0.80%, 0.60% and 1.00%, respectively. Absent these fee waivers and expense reimbursements, the total operating expenses for the SwissKey Fund class shares of the Series for the fiscal year ended June 30, 1996 would have been 1.69%--Global Fund, 2.53%--Global Equity Fund, 2.14%--Global Bond Fund, 1.51%--U.S. Balanced Fund, 1.66%--U.S. Equity Fund, 4.10%--U.S. Bond Fund and 2.04%--Non-U.S. Equity Fund.
/2/For purposes of this Table, "12b-1 Expenses" is comprised of an asset-based sales charge of up to 0.65% of average daily net assets and a service fee of 0.25% of average daily net assets for SwissKey Fund class shares of each Series. See "Distribution Plan." Although the Distribution Plan relating to the SwissKey Funds (the "Plan") provides that the Trust may pay up to an annual rate of 0.65% of the average daily net assets of the SwissKey Fund class shares, plus a 0.25% service fee for each SwissKey Fund class ("distribution fees"), the Trust and the Underwriter have agreed to limit aggregate distribution fees with respect to SwissKey Fund class shares so as not to exceed 0.65%, 0.76%, 0.49%, 0.50%, 0.52%, 0.47% and 0.84% of the
   average daily net assets of the SwissKey Global Fund, SwissKey Global Equity Fund, SwissKey Global Bond Fund, SwissKey U.S. Balanced Fund, SwissKey U.S. Equity Fund, SwissKey U.S. Bond Fund and SwissKey Non-U.S. Equity Fund, respectively.

  Pursuant to rules of the National Association of Securities Dealers, Inc. ("NASD"), the aggregate initial sales charges, deferred sales charges and asset-based sales charges on shares of the Funds may not exceed 6.25% of total gross sales, subject to certain exclusions. This 6.25% limitation is imposed on the Fund rather than on a per shareholder basis. Therefore, long-term shareholders of the SwissKey Funds may pay more than the economic equivalent of the maximum front-end sales charges permitted by the NASD. This amount also includes service fees.

EXAMPLE: Based on the level of expenses listed above after fee waivers and reimbursements, the total expenses relating to an investment of $1,000 would be as follows assuming a 5% annual return and redemption at the end of each time period.

NAME OF FUND                                     1 YEAR 3 YEARS 5 YEARS 10 YEARS
------------                                     ------ ------- ------- --------
SwissKey Global Fund............................  $17     $53    $ 92     $200
SwissKey Global Equity Fund.....................  $18     $55    $ 95     $207
SwissKey Global Bond Fund.......................  $14     $44    $ 76     $167
SwissKey U.S. Balanced Fund.....................  $13     $41    $ 71     $157
SwissKey U.S. Equity Fund.......................  $13     $42    $ 72     $159
SwissKey U.S. Bond Fund.........................  $11     $34    $ 59     $131
SwissKey Non-U.S. Equity Fund...................  $19     $58    $100     $216

  The foregoing table is designed to assist the investor in understanding the various costs and expenses that a shareholder will bear directly or indirectly.

-------------------------------------------------------------------------------

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, A FUND'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN ACTUAL RETURNS GREATER OR LESS THAN 5%.

-------------------------------------------------------------------------------

  THE TRUST ISSUES TWO CLASSES OF SHARES THAT INVEST IN THE SAME PORTFOLIOS OF SECURITIES. ALTHOUGH SHAREHOLDERS OF BOTH THE SWISSKEY FUND CLASS SHARES AND BRINSON FUND CLASS SHARES DO NOT PAY SALES CHARGES, SHAREHOLDERS OF SWISSKEY FUND CLASS SHARES ARE SUBJECT TO DISTRIBUTION EXPENSES. THEREFORE, EXPENSES, AND ULTIMATELY, PERFORMANCE WILL VARY BETWEEN THE CLASSES. FURTHER INFORMATION ABOUT THE BRINSON FUND CLASS SHARES OF THE TRUST MAY BE OBTAINED BY CALLING
(800) 448-2430.

FINANCIAL HIGHLIGHTS

  The selected financial information in the following table has been audited by the Funds' independent auditors, whose unqualified report thereon appears in the Funds' Annual Report to Shareholders dated June 30, 1996. Additional financial data and related notes are contained in the Funds' Annual Report to Shareholders, which is incorporated by reference into the Statement of Additional Information and is available without charge upon request.

FINANCIAL HIGHLIGHTS--PERIODS ENDED JUNE 30

  The following table presents financial data relating to a share of beneficial interest outstanding throughout the period presented. This information has been derived from the Funds' financial statements.

                           INCOME (LOSS) FROM INVESTMENT
                                     OPERATIONS                LESS DISTRIBUTIONS
                           ------------------------------ -----------------------------
                                                          DISTRIBU-
                                                            TIONS   DISTRIBU-
                                                 TOTAL    FROM AND    TIONS              NET                 NET
                             NET       NET       INCOME   IN EXCESS FROM AND            ASSET              ASSETS
                 NET ASSET INVEST-  REALIZED      FROM     OF NET   IN EXCESS           VALUE-    TOTAL    END OF
                  VALUE-    MENT       AND      INVEST-    INVEST-   OF NET     TOTAL    END     RETURN    PERIOD
                 BEGINNING INCOME  UNREALIZED     MENT      MENT    REALIZED  DISTRIBU-   OF      (NON-      (IN
YEAR             OF PERIOD (LOSS)  GAIN (LOSS) OPERATIONS  INCOME     GAIN      TIONS   PERIOD ANNUALIZED)  000S)
----             --------- ------- ----------- ---------- --------- --------- --------- ------ ----------- -------
SWISSKEY GLOBAL FUND (Commencement of Operations July 31, 1995)
1996............  $11.60    0.39       1.10       1.49     (0.59)    (0.32)    (0.91)   $12.18   13.24%    $14,030
SWISSKEY GLOBAL EQUITY FUND (Commencement of Operations July 31, 1995)
1996............  $10.35   (0.01)      1.93       1.92     (0.01)    (0.69)    (0.70)   $11.57   19.25%    $33,012
SWISSKEY GLOBAL BOND FUND (Commencement of Operations July 31, 1995)
1996............  $10.56    0.78       0.15       0.93     (1.37)    (0.10)    (1.47)   $10.02    9.17%    $ 3,653
SWISSKEY U.S. BALANCED FUND (Commencement of Operations July 31, 1995)
1996............  $11.38    0.42       0.86       1.28     (0.42)    (0.57)    (0.99)   $11.67   11.54%    $   779
SWISSKEY U.S. EQUITY FUND (Commencement of Operations July 31, 1995)
1996............  $11.94    0.10       2.92       3.02     (0.13)    (0.25)    (0.38)   $14.58   25.70%    $ 5,387
SWISSKEY U.S. BOND FUND (Commencement of Operations August 31, 1995)
1996............  $10.00    0.46      (0.13)      0.33     (0.38)    (0.03)    (0.41)   $ 9.92    3.24%    $   636
SWISSKEY NON-U.S. EQUITY FUND (Commencement of Operations July 31, 1995)
1996............  $10.26    0.12       1.45       1.57     (0.15)    (0.56)    (0.71)   $11.12   15.78%    $ 1,262
                          RATIOS/SUPPLEMENTAL DATA
                 -------------------------------------------
                                           RATIO OF NET
                   RATIO OF EXPENSES     INVESTMENT INCOME
                    TO AVERAGE NET        TO AVERAGE NET
                        ASSETS                ASSETS
                 --------------------- ---------------------
                                                                        AVERAGE
                   BEFORE     AFTER      BEFORE     AFTER              COMMISS-
                  EXPENSE    EXPENSE    EXPENSE    EXPENSE   PORTFOLIO    ION
                 REIMBURSE- REIMBURSE- REIMBURSE- REIMBURSE- TURNOVER  RATE PAID
YEAR                MENT       MENT       MENT       MENT      RATE    PER SHARE
----             ---------- ---------- ---------- ---------- --------- ---------
SWISSKEY GLOBAL FUND (Commencement of Operations July 31, 1995)
1996............  1.69%/1/        N/A   3.04%/1/        N/A    142%     $0.0291
SWISSKEY GLOBAL EQUITY FUND (Commencement of Operations July 31, 1995)
1996............  2.53%/1/   1.76%/1/  (0.19)%/1/  0.58%/1/     74%     $0.0288
SWISSKEY GLOBAL BOND FUND (Commencement of Operations July 31, 1995)
1996............  2.14%/1/   1.39%/1/   4.49%/1/   5.24%/1/    184%         N/A
SWISSKEY U.S. BALANCED FUND (Commencement of Operations July 31, 1995)
1996............  1.51%/1/   1.30%/1/   3.26%/1/   3.47%/1/    240%     $0.0481
SWISSKEY U.S. EQUITY FUND (Commencement of Operations July 31, 1995)
1996............  1.66%/1/   1.32%/1/   0.61%/1/   0.95%/1/     36%     $0.0457
SWISSKEY U.S. BOND FUND (Commencement of Operations August 31, 1995)
1996............  4.10%/1/   1.07%/1/   2.53%/1/   5.56%/1/    363%         N/A
SWISSKEY NON-U.S. EQUITY FUND (Commencement of Operations July 31, 1995)
1996............  2.04%/1/   1.84%/1/   0.83%/1/   1.03%/1/     20%     $0.0219

-----
/1/Annualized
N/A=Not Applicable

DESCRIPTION OF THE FUNDS

  The investment objective of each Series is fundamental and may not be changed without a vote of the holders of the majority of the voting securities of the Series. Unless otherwise stated in this Prospectus or the Statement of Additional Information, each Series' investment policies are not fundamental and may be changed without shareholder approval. There can be no assurance that the Series will achieve their investment objectives.

  The Series do not intend to concentrate their investments in a particular industry. The Series do not intend to issue senior securities as defined in the Investment Company Act of 1940, as amended (the "Act"), except that each Series may engage in borrowing activities as defined in Appendix A and in the Statement of Additional Information. Each Series' investment objective and its policies concerning portfolio lending, borrowing, the issuance of senior securities and concentration are "fundamental," which means that they may not be changed without the affirmative vote of the holders of a majority of the Series' outstanding voting securities (as defined in the Act).

INVESTMENT OBJECTIVES AND POLICIES

GLOBAL FUND

INVESTMENT OBJECTIVE

  The Global Fund's investment objective is to maximize total return, consisting of capital appreciation and current income. The Series will attempt to control risk while seeking to achieve its investment objective. As a global fund, at least 65% of the Series' total assets will be invested in securities of issuers in at least three countries, one of which may be the United States. The Series may utilize a wide range of equity, debt and money market securities in domestic and foreign markets, and the Series may invest in other open-end investment companies advised by Brinson Partners, Inc. ("Brinson Partners" or the "Advisor"). The Series may enter into repurchase agreements and reverse repurchase agreements, and engage in futures, options and currency transactions for hedging and other permissible purposes, as more fully described in "Investment Consideration and Risks" and Appendix A in this Prospectus, and in the Statement of Additional Information.

  The Series is a diversified portfolio that seeks to achieve its objective by pursuing active asset allocation strategies across global equity and fixed income markets and active security selection within each market. These decisions are undertaken relative to the Global Securities Markets Index (the "Global Benchmark"), which is compiled by Brinson Partners. The Global Benchmark consists of eight distinct asset classes representing the primary wealth-holding public securities markets. These asset classes are U.S. equities, non-U.S. equities, emerging markets equities, U.S. bonds, non-U.S. bonds, emerging markets bonds, high yield bonds and cash equivalents. Each asset class is represented in the Global Benchmark by an index compiled by an independent data provider. In order to compile the Global Benchmark, the Advisor determines current relative market capitalizations in the world markets (U.S. equities, non-U.S. equities, emerging markets equities, U.S. bonds, non-U.S. bonds, emerging markets bonds, high yield bonds and cash) and then weights each relevant index. Based on this weighting, the Advisor determines the return of the relative indices, applies the index weighting and then determines the return of the Global Benchmark. From time to time, the Advisor may substitute an equivalent index within a given asset class when it believes that such index more accurately reflects the relevant global market.

  Although it may invest anywhere in the world, it is expected that the Series' assets will be primarily invested in equity markets listed in the Morgan Stanley Capital International ("MSCI") World Equity (Free) Index. The

Series will primarily invest in fixed income markets listed in the Salomon Brothers World Government Bond Index. The Series may invest up to 10% of its net assets in equity and debt securities of emerging market issuers, or securities with respect to which the return is derived from the equity or debt securities of issuers in emerging markets.

GLOBAL EQUITY FUND

INVESTMENT OBJECTIVE

  The Global Equity Fund's investment objective is to maximize total return, consisting of capital appreciation and current income. The Series will attempt to control risk while seeking to achieve its investment objective. As a global fund, at least 65% of the Series' total assets will be invested in equity securities of issuers in at least three countries, one of which may be the United States. The Series may utilize a wide range of equity securities that are traded on both domestic and foreign stock exchanges or, in the case of domestic stocks, in the over-the-counter market. The Series may enter into repurchase agreements and reverse repurchase agreements, and engage in futures, options and currency transactions for hedging and other permissible purposes, as more fully described in "Investment Considerations and Risks" and Appendix A in this Prospectus, and in the Statement of Additional Information.

  The Series is a diversified portfolio that seeks to achieve its objective by pursuing an active asset allocation strategy across global equity markets, active management of currency exposures and active security selection within each market. The benchmark for the Series is the MSCI World Equity (Free) Index (the "Global Equity Benchmark"). The Global Equity Benchmark is a market driven broad based index which includes U.S. and non-U.S. equity markets in terms of capitalization and performance. The Global Equity Benchmark is designed to provide a representative total return for all major stock exchanges located inside and outside the United States. Although it may invest anywhere in the world, it is expected that the Series' assets will primarily be invested in equity markets listed in the Global Equity Benchmark. From time to time, the Advisor may substitute securities in an equivalent index when it believes that such securities in the index more accurately reflect the relevant global market.

GLOBAL BOND FUND

INVESTMENT OBJECTIVE

  The Global Bond Fund's investment objective is to maximize total return, consisting of capital appreciation and current income. The Series will attempt to control risk while seeking to achieve its investment objective. As a global fund, at least 65% of the Series' total assets will be invested in debt securities with an initial maturity of more than one year of issuers in at least three countries, one of which may be the United States. The Series seeks to achieve this objective by investing primarily in debt securities that may also provide the potential for capital appreciation. The Series may enter into repurchase agreements and reverse repurchase agreements, and may engage in futures, options and currency transactions for hedging and other permissible purposes, as more fully described in "Investment Considerations and Risks" and Appendix A in this Prospectus, and in the Statement of Additional Information. The Series is a non-diversified portfolio.

  The benchmark for the Series is the Salomon Brothers World Government Bond Index (the "Global Bond Benchmark"). The Global Bond Benchmark is a market driven index which measures the broad global fixed income markets invested in debt issues of U.S. and non-U.S. governments, governmental entities and supranationals. Although it may invest anywhere in the world, it is expected that the Series' assets will be primarily invested in fixed income markets listed in the Global Bond Benchmark. From time to time, the Advisor may substitute securities in an equivalent index when it believes that such securities in the index more accurately reflect the relevant global fixed income securities market.

U.S. BALANCED FUND

INVESTMENT OBJECTIVE

  The U.S. Balanced Fund's investment objective is to maximize total return, consisting of capital appreciation and current income. The Series will attempt to control risk while seeking to achieve its investment objective. Under normal circumstances, the Series will invest at least 25% of its net assets in fixed income securities. The Series may utilize a wide range of equity, debt and money market securities. The Series may also invest in equity securities, including warrants, preferred stock and securities convertible into equity securities. The Series may enter into repurchase agreements and reverse repurchase agreements, and may engage in futures and options for hedging and other permissible purposes, as more fully described in "Investment Considerations and Risks" and Appendix A in this Prospectus, and in the Statement of Additional Information. It is not the policy of the Series to take unreasonable risks to obtain speculative or aggressively high returns.

  The Series is a diversified portfolio that seeks to achieve its objective by pursuing active asset allocation strategies across U.S. equity and fixed income markets and active security selection within each market. These decisions are undertaken relative to the U.S. Balanced Index (the "U.S. Balanced Benchmark"), which is compiled by Brinson Partners. The U.S. Balanced Benchmark represents a fixed composite of 65% Wilshire 5000 Index, 30% Salomon Brothers Broad Investment Grade Bond Index and 5% 30-day Treasury Bill Index. From time to time, the Advisor may substitute an equivalent index within a given asset class when the Advisor believes that such new index more accurately reflects the relevant U.S. market.

U.S. EQUITY FUND

INVESTMENT OBJECTIVE

  The U.S. Equity Fund's investment objective is to maximize total return, consisting of capital appreciation and current income, while controlling risk. Under normal circumstances, at least 65% of the Series' total assets will be invested in equity securities of U.S. companies. The Series is a diversified portfolio that seeks to achieve its objective by investing in a wide range of equity securities of U.S. companies that are traded on major stock exchanges as well as in the over-the-counter market. The Series may engage in futures and options for hedging and other permissible purposes, as more fully described in "Investment Considerations and Risks" and Appendix A in this Prospectus, and in the Statement of Additional Information. The benchmark for the Series is the Wilshire 5000 Index (the "U.S. Equity Benchmark"). The U.S. Equity Benchmark is a broad weighted index which includes all U.S. common stocks. The U.S. Equity Benchmark is designed to provide a representative indication of the capitalization and return for the U.S. equity market.

U.S. BOND FUND

INVESTMENT OBJECTIVE

  The U.S. Bond Fund's investment objective is to maximize total return, consisting of capital appreciation and current income, while controlling risk. As a matter of fundamental policy, under normal circumstances, the Series intends to invest at least 65% of its total assets in U.S. debt securities with an initial maturity of more than one year. The Series is a diversified portfolio that seeks to achieve its objective by investing primarily in fixed income securities, which may also provide the potential for capital appreciation. The Series may also engage in futures and options transactions for hedging and other permissible purposes, as more fully described in "Investment Considerations and Risks" and Appendix A in this Prospectus, and in the Statement of Additional Information.

  The Series may invest in a broad range of fixed income securities, including debt securities of the U.S. government, together with its agencies and instrumentalities and the debt securities of U.S. corporations. A majority of the fixed income securities in which the Series will invest will possess a minimum rating of BBB- by Standard & Poor's Ratings Group ("S&P") or Baa3 by Moody's Investors Services, Inc. ("Moody's") or, if unrated, will be determined to be of comparable quality by Brinson Partners. Such securities are considered to be investment grade. Other fixed income securities in which the Series may invest include zero coupon securities, mortgage-backed securities, asset-backed securities and when-issued securities. The Series may invest a portion of its assets in short-term debt securities (including repurchase and reverse repurchase agreements) of corporations, the U.S. government or its agencies or instrumentalities, and banks and finance companies.

  The benchmark for the Series is the Salomon Brothers Broad Investment Grade Bond Index (the "U.S. Bond Benchmark"). The U.S. Bond Benchmark is a market driven broad based index which includes U.S. bonds with over one year to maturity. From time to time, the Advisor may substitute securities in an equivalent index when it believes that such securities in the index more accurately reflect the relevant fixed income securities market.

NON-U.S. EQUITY FUND

INVESTMENT OBJECTIVE

  The Non-U.S. Equity Fund's investment objective is to maximize total return, consisting of capital appreciation and current income, by investing primarily in the equity securities of non-U.S. issuers. Under normal conditions, at least 65% of the Series' total assets will be invested in equity securities of issuers in at least three countries other than the United States. In seeking to achieve its investment objective while also controlling risk, the Series may invest in a wide range of equity securities, including: American, European and Global Depository Receipts, common and preferred stock; debt securities convertible into or exchangeable for common stock; and securities such as warrants or rights that are convertible into common stock. The Series may engage in futures, options and currency transactions for hedging and other permissible purposes, as more fully described in "Investment Considerations and Risks" and Appendix A in this Prospectus, and in the Statement of Additional Information.

  The Series is a diversified portfolio that seeks to achieve its objective by investing primarily in the equity securities of non-U.S. issuers. The benchmark for the Series is the MSCI Non-U.S. Equity (Free) Index (the "Non-U.S. Equity Benchmark"). The Non-U.S. Equity Benchmark is a market driven broad based index which includes non-U.S. equity markets in terms of capitalization and performance. From time to time, the Advisor may substitute securities in an equivalent index when it believes that such securities in the index more accurately reflect the relevant international market. Although it may invest anywhere in the world, it is expected that the Series' assets will be primarily invested in the equity markets included in the MSCI Non-U.S. Equity (Free) Index.

INVESTMENT CONSIDERATIONS AND RISKS

  The following provides information about the types of instruments in which the Funds may invest, strategies employed by Brinson Partners in its attempt to attain each Series' investment objective and a summary of related risks. Shareholders should understand that all investments involve risks and there can be no guarantee against loss resulting from an investment in the Series, nor can there be any assurance that the Series will be able to attain their investment objectives. A complete list of the Series' investment restrictions and more detailed information about the Series' investments are contained in Appendix A in this Prospectus, and in the Statement of Additional Information.

  EQUITY SECURITIES (GLOBAL FUND, GLOBAL EQUITY FUND, U. S. BALANCED FUND, U.S. EQUITY FUND AND NON-U.S. EQUITY FUND)--Equity securities fluctuate in value as a result of various factors, which are often unrelated to the value of the issuer of the securities. These fluctuations may be pronounced. The Global Fund may invest in small market capitalization companies and in equity securities that are considered by the Advisor to be in their post-venture capital stage. These securities may have limited marketability, and therefore, may be more volatile. Fluctuations in the value of the Series' equity investments will affect the value of their shares and thus the Funds' total returns to investors.

  FIXED INCOME SECURITIES (GLOBAL FUND, GLOBAL BOND FUND, U.S. BALANCED FUND AND U.S. BOND FUND)--All fixed income securities are subject to two types of risks: credit risk and interest rate risk. The credit risk relates to the ability of the issuer to meet interest or principal payments or both as they come due. The interest rate risk refers to the fluctuations in the net asset value of any portfolio of fixed income securities resulting from the inverse relationship between the price and yield of fixed income securities; that is, when the general level of interest rates rises, the prices of outstanding fixed income securities decline, and when interest rates fall, prices rise.

  FOREIGN SECURITIES AND CURRENCY CONSIDERATIONS (GLOBAL FUND, GLOBAL EQUITY FUND, GLOBAL BOND FUND AND NON-U.S. EQUITY FUND)--Investments in securities of foreign issuers may involve greater risks than those of U.S. issuers. There is generally less information available to the public about non-U.S. companies and less government regulation and supervision of non-U.S. stock exchanges, brokers and listed companies. Non-U.S. companies are not subject to uniform global accounting, auditing and financial reporting standards, practices and requirements. Securities of some non-U.S. companies are less liquid and their prices more volatile than securities of comparable U.S. companies. Securities trading practices abroad may offer less protection to investors. Settlement of transactions in some non-U.S. markets may be delayed or may be less frequent than in the United States, which could affect the liquidity of the Series' portfolios. Additionally, in some non-U.S. countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of securities, property or other assets of the Series, political or social instability, or diplomatic developments which could affect U.S. investments in those countries. The Series intend to diversify broadly among countries, but reserve the right to invest a substantial portion of their assets in one or more countries if economic and business conditions warrant such investments. Brinson Partners will take these factors into consideration in managing the Series' investments. Because the Series will keep their books and records in U.S. dollars, the Series will be required, for federal income tax purposes, to account for income and losses on all transactions involving foreign currency under Section 988 of the Internal Revenue Code of 1986, as amended, and the applicable U.S. Treasury Regulations, so that generally any component of a gain or loss attributable to currency fluctuations results in ordinary income or loss and not capital gain or loss.

  The U.S. dollar market value of the Series' investments and of dividends and interest earned by the Series may be significantly affected by changes in currency exchange rates. Some currency prices may be volatile, and there is the possibility of governmental controls on currency exchange or governmental intervention in currency markets, which could adversely affect the Series. Although the Series may attempt to manage currency exchange rate risks, there is no assurance that the Series will do so at an appropriate time or that they will be able to predict exchange rates accurately. For example, if the Series increase their exposure to a currency and that currency's price subsequently falls, such currency management may result in increased losses to the Series.

Similarly, if the Series decrease their exposure to a currency, and the currency's price rises, the Series will lose the opportunity to participate in the currency's appreciation. Each Series will manage currency exposures relative to the normal currency allocation and will consider return and risk of currency exposures relative to its respective Benchmark. In addition, if the currency in which a security is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, a decline in the exchange rate of the currency would adversely affect the value of the security expressed in dollars.

  There are additional risks inherent in investing in less developed countries which are applicable to the Global Fund. Compared to the United States and other developed countries, emerging market countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade only a small number of securities and employ settlement procedures different from those used in the United States. Prices on these exchanges tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. Further, investments by foreign investors are subject to a variety of restrictions in many emerging countries.

  Emerging markets countries such as those in which the Global Fund may invest have historically experienced and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations or currency depreciation, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, its government's policy towards the International Monetary Fund, the World Bank and other international agencies and the political constraints to which a government debtor may be subject.

  FOREIGN CURRENCY TRANSACTIONS (GLOBAL FUND, GLOBAL EQUITY FUND, GLOBAL BOND FUND AND NON-U.S. EQUITY FUND)--To manage exposure to currency fluctuations, the Series may alter fixed income or money market exposures, enter into forward currency exchange contracts, buy or sell options or futures relating to foreign currencies and may purchase securities indexed to currency baskets. The Series will also use these currency exchange techniques in the normal course of business to hedge against adverse changes in exchange rates in connection with purchases and sales of securities. Some of these strategies may require the Series to set aside liquid assets in a segregated custodial account to cover their obligations.

  FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS (ALL SERIES)--The Series may attempt to reduce the overall level of investment risk of particular securities and attempt to protect against adverse market movements by investing in futures, options and other derivative instruments. A derivative instrument is commonly defined as a financial instrument whose performance and value are derived, at least in part, from another source, such as the performance of an underlying asset, a specific security or an index of securities. The derivative instruments in which the Series may invest include the purchase and writing of options on securities (including index options) and options on foreign currencies, investing in futures contracts for the purchase or sale of instruments based on financial indices, including interest rate indices or indices of U.S. or foreign government securities, equity or fixed income securities ("futures contracts"), forward contracts and swaps and swap-related products such as equity index swaps, interest rate swaps, currency swaps, and related caps, collars and floors.

  The investment in futures, options, forward contracts, swaps and similar strategies by the Series will depend on Brinson Partners' judgment as to the potential risks and rewards of different types of strategies, and it should be recognized that the use of these instruments exposes the Series to additional investment risks and transaction costs. If the Advisor incorrectly analyzes the market conditions or does not employ the appropriate strategy with respect to these instruments, the Series could be left in a less favorable position. For example, gains and losses on investments in futures depend on the Advisor's ability to predict correctly the direction of security prices, interest rates and other economic factors. Additional risks inherent in the use of futures, options and forward contracts include: adverse movements in the prices of securities or currencies being hedged; the possible absence of a liquid secondary market for any particular instrument at any time; and the possible need to defer closing out certain hedge positions to avoid adverse tax consequences. Options and futures can be volatile instruments and may not perform as expected. A Series could experience losses if the prices of its options and futures positions are poorly correlated with its other investments. If a hedge is applied at an inappropriate time or price trends are judged incorrectly, options and futures strategies may lower a Series' return (i.e., options and futures may fail as hedging techniques in cases where the price movements of the securities underlying the options and futures do not follow the price movements of the portfolio securities subject to the hedge). Options and futures traded on foreign exchanges generally are not regulated by U.S. authorities and may offer less liquidity and less protection to a Series in the event of default by the other party to the contract. The loss from investing in futures transactions is potentially unlimited. A Series does not intend to purchase put and call options that are traded on a national stock exchange in an amount exceeding 5% of its net assets.

  Each Series may invest in derivatives for hedging purposes, to maintain liquidity, or in anticipation of changes in the composition of its portfolio holdings. No Series will engage in derivative investments purely for speculative purposes. A Series will invest in one or more derivatives only to the extent that the instrument under consideration is judged by the Advisor to be consistent with the Series' overall investment objective and policies. In making such judgment, the potential benefits and risks will be considered in relation to the Series' other portfolio investments.

  Where not specified, investment limitations with respect to a Series' derivative instruments will be consistent with that Series' existing percentage limitations with respect to its overall investment policies and restrictions. The risks and policies of various types of derivative instruments permitted for the Series, including options, futures, forward contracts and applicable interest rate swaps, are described in greater detail in Appendix A in this Prospectus, and in the Statement of Additional Information.

  NON-DIVERSIFIED STATUS (GLOBAL BOND FUND ONLY)--The Global Bond Fund is classified as a "non-diversified" investment company under the Act, which means that the proportion of the Series' assets that may be invested in the securities of a single issuer is not limited by the Act. Since it may invest a larger portion of its assets in the securities of a single issuer than investment companies that are classified as diversified funds under the Act, an investment in the Global Bond Fund may be subject to greater fluctuations in value than an investment in a diversified fund.

MANAGEMENT OF THE TRUST

THE BOARD OF TRUSTEES

  Under Delaware law, the Board of Trustees has overall responsibility for managing the business and affairs of the Trust. The Trustees, in turn, elect the officers of the Trust, who are responsible for administering the day-to-day operations of the Series.

THE ADVISOR

  Brinson Partners, a Delaware corporation, is an investment management firm managing, as of June 30, 1996, approximately $58 billion, primarily for pension and profit sharing institutional accounts. Brinson Partners was organized in 1989 when it acquired the institutional asset management business of The First National Bank of

Chicago and First Chicago Investment Advisors, N.A. Brinson Partners and its predecessor entities have managed domestic and international investment assets since 1974 and global investment assets since 1982. Brinson Partners has offices in Basel, London, Melbourne, New York, Paris, Singapore, Sydney and Tokyo, in addition to its principal office at 209 South LaSalle Street, Chicago, IL 60604-1295. Brinson Partners is an indirect wholly-owned subsidiary of Swiss Bank Corporation ("Swiss Bank"). Swiss Bank, with headquarters in Basel, Switzerland, is an internationally diversified organization with operations in many aspects of the financial services industry. Brinson Partners also serves as the investment advisor to seven other investment companies: Brinson Relationship Funds, which includes six investment portfolios (series); Enterprise Accumulation Trust; Enterprise International Growth Portfolio; Fort Dearborn Income Securities, Inc.; Hirtle Callaghan International Trust; John Hancock Variable Series Trust-- International Balanced Portfolio; and Pace Large Company Value Equity Investments.

  Pursuant to its investment advisory agreements with the Trust on behalf of each Series, Brinson Partners receives a monthly fee at various annual percentage rates of each Series' average daily net assets, as described below, for providing investment advisory services. Brinson Partners is responsible for paying its own expenses and has agreed to waive that portion of its advisory fee equal to the total expenses of a Series for any fiscal year which exceeds the permissible limits applicable to the Series in any state in which its shares are then qualified for sale. Pursuant to its advisory agreements, Brinson Partners is authorized, at its own expense, to obtain statistical and other factual information and advice regarding economic factors and trends from its foreign subsidiaries, but it does not generally receive advice or recommendations regarding the purchase or sale of securities from such subsidiaries.

  For providing investment advisory services during the fiscal year ended June 30, 1996, the Global Fund, Global Equity Fund and Non-U.S. Equity Fund paid Brinson Partners a monthly fee at the annual rate of 0.80% of each Series' respective average daily net assets. This fee is higher than the advisory fees paid by most other mutual funds, but is comparable to those of other mutual funds with similar investment objectives. For the fiscal year ended June 30, 1996, the Global Bond Fund paid a monthly fee at the annual rate of 0.75%, the U.S. Balanced Fund and U.S. Equity Fund paid a monthly fee at the annual rate of 0.70%, and the U.S. Bond Fund paid a monthly fee at the annual rate of 0.50%, respectively, of their average daily net assets.

PORTFOLIO MANAGEMENT

  Investment decisions for the Series are made by an investment management team at Brinson Partners. No member of the investment management team is primarily responsible for making recommendations for portfolio purchases.

ADMINISTRATION OF THE TRUST

THE UNDERWRITER

  Funds Distributor, Inc. ("FDI"), 60 State Street, Suite 1300, Boston, MA 02109, was engaged pursuant to an agreement dated February 5, 1997, for the limited purpose of acting as underwriter to facilitate the registration of the shares of the Trust under state securities laws and to assist in the sale of shares. The fee for such service is borne by the Advisor.

THE ADMINISTRATOR

  The Trust, on behalf of each Series, has entered into an administrative services agreement with FPS Services, Inc. ("FPS"), 3200 Horizon Drive, King of Prussia, PA 19406-0903, pursuant to which the administrator receives a fee at the annual rate of 0.15% of the average daily net assets of the Trust on the first $75 million; 0.10% on the next $75 million; 0.075% on the next $350 million; and 0.05% on the next $500 million. Each Series pays its pro rata portion based upon its average daily net assets, but in no event shall a Series pay less than $75,000 for the initial multiple class portfolio and $10,000 per year for each additional multiple class portfolio. Pursuant to the agreement with FPS, maximum administration fees are $400,000 for the initial multiple class portfolio and $60,000 per year for each subsequent multiple class portfolio.

  The services FPS provides to the Series include: coordinating and monitoring of any third parties furnishing services to the Series; providing the necessary office space, equipment and personnel to perform administrative and clerical functions for the Series; preparing, filing and distributing proxy materials, periodic reports to shareholders, registration statements and other documents; and responding to shareholder inquiries.

THE CUSTODIAN, TRANSFER AGENT AND ACCOUNTING/PRICING AGENT

  Bankers Trust Company, c/o BTNY Services, Inc., 34 Exchange Place, Jersey City, NJ 07302-1107 is custodian for the securities and cash of each Series.

  FPS serves as each Series' transfer agent. As transfer agent, it maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of the Funds' shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. Shareholder inquiries should be made to the transfer agent at 1-800-SWISSKEY.

  FPS also performs certain accounting and pricing services for the Trust, including the daily calculation of the Funds' respective net asset values.

PURCHASE OF SHARES

  Shares of the Funds may be purchased directly from the Trust at the net asset value next determined after receipt of the order in proper form by the transfer agent. There is no sales load in connection with the purchase of Fund shares. The Trust reserves the right to reject any purchase order and to suspend the offering of shares of the SwissKey Fund class or the Series. The Funds will not accept a check endorsed over by a third-party. The minimum initial investment for Fund shares is $1,000. Subsequent investments for Fund shares will be accepted in minimum amounts of $50. The Trust reserves the right to vary the initial investment minimum and minimums for additional investments in the Funds at any time. In addition, Brinson Partners may waive the minimum initial investment requirement for any investor.

  The SwissKey Funds will be marketed directly through the offices of Swiss Bank. Swiss Bank has been providing investment advisory services since its formation in 1872. Through its branches and subsidiaries, Swiss Bank conducts securities research, provides investment advisory services and manages mutual funds in major cities throughout the world, including Amsterdam, Basel, Geneva, Frankfurt, Hong Kong, London, Luxembourg, Monte Carlo, New York, Paris, Singapore, Sydney, Tokyo, Toronto and Zurich.

  The SwissKey Funds may be purchased through broker-dealers having sales agreements with FDI, or through financial institutions having agency agreements with FDI. There is no sales load or charge in connection with the purchase of shares. The SwissKey Fund class shares, however, are subject to annual 12b-1 Plan expenses of up to a maximum of 0.90% (0.25% of which are service fees to be paid by the Funds to FDI, dealers or others for providing personal service and/or maintaining shareholder accounts) of the Funds' average daily net assets of such shares.

  Purchase orders for shares of the Funds which are received by the transfer agent in proper form prior to the close of regular trading hours (currently 4:00 p.m. Eastern time) on the New York Stock Exchange (the "NYSE") on any day that the Funds' net asset values per share are calculated, are priced according to the net asset value determined on that day. Purchase orders for shares of the Funds received after the close of the NYSE on a particular day are priced as of the time the net asset value per share is next determined.

  The Trust may accept telephone orders for Fund shares from broker-dealers or service organizations which have been previously approved by the Trust. It is the responsibility of such broker-dealers or service organizations to promptly forward purchase orders and payments for the same to the Fund. Shares of the Funds may be purchased through broker-dealers, banks and bank trust departments which may charge the investor a transaction fee or other fee for their services at the time of purchase. Such fees would not otherwise be charged if the shares were purchased directly from the Trust.

  The Trust reserves the right to reject any purchase order and to suspend the offering of shares of any Fund. The minimum initial investment is $1,000. Subsequent investments will be accepted in minimum amounts of $50. The minimum initial investment for IRAs is $1,000 and subsequent investments will be accepted in minimum amounts of $50 for each Fund. The Trust reserves the right to vary the initial and additional investment minimums for each Fund.

PURCHASES MAY BE MADE IN ONE OF THE FOLLOWING WAYS:

               INITIAL INVESTMENT            SUBSEQUENT INVESTMENTS
         ------------------------------- -------------------------------
         MINIMUM $1,000                  MINIMUM $50
BY MAIL  . Complete and sign the Account . Make your check payable
[LOGO     Application accompanying this   to "SwissKey __________ Fund."
MAIL]     Prospectus.
         . Make your check payable to    . Enclose the remittance
          "SwissKey __________ Fund."     portion of your account statement
                                          and include the amount of investment,
                                          the account name and number.
         . Mail to the address indicated . Mail to the address indicated
          on the Account Application.     on your account statement or
                                          enclose in the envelope provided.
BY WIRE  . Call 1-800-SWISSKEY to        . Wire federal funds to:
[LOGO     arrange for a wire              UNITED MISSOURI BANK KC NA
WIRE]     transaction.                    ABA # 10-10-00695
         . Wire federal funds within 24   FOR: FPS SERVICES, INC.
          hours to:                       A/C 98-7037-071-9
          UNITED MISSOURI BANK KC NA      FBO "SWISSKEY __________ FUND"
          ABA # 10-10-00695               AND INCLUDE YOUR NAME AND
          FOR: FPS SERVICES, INC.         ACCOUNT NUMBER.
          A/C 98-7037-071-9
          FBO "SWISSKEY __________ FUND"
          AND INCLUDE YOUR NAME AND NEW
          ACCOUNT NUMBER.
         . Complete and sign the Account
          Application and mail to the
          address indicated on the
          Account Application
          immediately following the
          initial wire transaction.

                               INITIAL INVESTMENT            SUBSEQUENT INVESTMENTS
                         ------------------------------- -------------------------------
BY TELEPHONE             . Call 1-800-SWISSKEY to        . Call 1-800-SWISSKEY to
[LOGO TELEPHONE]          arrange for a telephone         arrange for a telephone
                          transaction.                    transaction.
PURCHASING BY EXCHANGES  . You may open a new account by . You may purchase additional
[LOGO EXCHANGES]          making an exchange from an      shares by making an exchange
                          existing SwissKey Fund class    from an existing SwissKey Fund
                          account of any other Series of  class account of any other
                          the Trust. Exchanges may be     Series of the Trust. Exchanges
                          made by mail or telephone.      may be made by mail or
                          Call 1-800-SWISSKEY for         telephone. Call 1-800-SWISSKEY
                          assistance.                     for assistance.
AUTOMATICALLY            . Please refer to "Automatic    . Please refer to "Automatic
                          Investment Plan" under          Investment Plan" under
                          "Account Options" or call 1-    "Account Options" or call 1-
                          800-SWISSKEY for assistance.    800-SWISSKEY for assistance.

ACCOUNT OPTIONS

  The following account options are available to shareholders. There are no charges for the programs noted below and an investor may change or terminate these plans at any time by written notice to the Trust. For information about participating in these account options, call the transfer agent at 1-800-SWISSKEY.

      ACCOUNT OPTIONS                          INSTRUCTIONS
 -------------------------- ---------------------------------------------------
 AUTOMATIC INVESTMENT PLAN  . You may have money deducted directly from your checking, savings or bank money market
                              accounts for investment in the Funds each
                              month or quarter.
                            . Complete the Automatic Investment Plan
                              section on the Account Application
                              accompanying this Prospectus and mail it to
                              the address indicated.
                            . The account must be opened first with the
                              initial $1,000 minimum investment with
                              subsequent minimum investments of $50
                              pursuant to the Automatic Investment Plan.
                            . The account designated will be debited in
                              the specified amount, on the date
                              indicated, and Fund shares will be
                              purchased. The Trust may alter or terminate
                              the Automatic Investment Plan at any time.
 SYSTEMATIC WITHDRAWAL PLAN . A shareholder with a minimum account of
                              $10,000 may direct the transfer agent to
                              send the shareholder (or anyone the
                              shareholder designates) regular, monthly,
                              quarterly or semi-annual payments. Each
                              payment under a Systematic Withdrawal Plan
                              ("SWP") must be at least $100. Such
                              payments are drawn from share redemptions.
                            . Shareholders participating in the SWP must
                              elect to have their dividends and
                              distributions automatically reinvested in
                              additional Fund shares.
                            . The Trust may terminate any SWP for an
                              account if the value of the account falls
                              below $5,000 as a result of share
                              redemptions or an exchange of shares of a
                              Fund for SwissKey Fund class shares of
                              another Series of the Trust.

        ACCOUNT OPTIONS                         INSTRUCTIONS
 ------------------------------ ----------------------------------------------
 INDIVIDUAL RETIREMENT ACCOUNTS . An IRA is a tax-deferred retirement savings account that may be used by an
                                  individual under age 70 1/2 who has
                                  compensation or self-employment income
                                  and his or her unemployed spouse, or
                                  an individual who has received a
                                  qualified distribution from his or her
                                  employer's retirement plan.
                                . The minimum purchase requirement for
                                  IRAs is $1,000.

REDEMPTION OF SHARES

  Shares of the Funds may be redeemed without charge on any business day that the NYSE is open. Redemptions will be effected at the net asset value per share next determined after the receipt by the transfer agent of a redemption request meeting the requirements described below. The Trust normally sends redemption proceeds on the next business day but, in any event, redemption proceeds are sent within five business days of receipt of a redemption request in proper form. Payment also may be made by wire directly to any bank previously designated by the shareholder in an Account Application. There is a $9 charge for redemptions by wire. Please note that the shareholder's bank may impose a fee for wire service. The Trust will honor redemption requests of shareholders who recently purchased shares by check, but will not mail the proceeds until it is reasonably satisfied that the purchase check has cleared, which may take up to fifteen days from the purchase date.

  Except as noted below, redemption requests received in proper form by the transfer agent prior to the close of regular trading hours on the NYSE on any business day that the Funds' net asset values per share are calculated are effected that day. Redemption requests received in proper form by the transfer agent after the close of the NYSE are effected as of the time the net asset value per share is next determined. No redemption will be processed until the transfer agent has received a completed application with respect to the account.

  Shares of the Funds may be redeemed through certain broker-dealers, banks and bank trust departments who may charge the investor a transaction fee or other fee for their services at the time of redemption. Such fees would not otherwise be charged if the shares were redeemed directly from the Trust.

  The Trust will satisfy redemption requests in cash to the fullest extent feasible, so long as such payments would not, in the opinion of Brinson Partners or the Board of Trustees, result in the necessity of a Series selling assets under disadvantageous conditions and to the detriment of the remaining shareholders of the Series. Pursuant to the Trust's Agreement and Declaration of Trust, payment for shares redeemed may be made either in cash or in-kind, or partly in cash and partly in-kind. However, the Trust has elected, pursuant to Rule 18f-1 under the Act, to redeem its shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of a Series, during any 90 day period for any one shareholder. Payments in excess of this limit will also be made wholly in cash unless the Board of Trustees believes that economic conditions exist which would make such a practice detrimental to the best interests of the Series. Any portfolio securities paid or distributed in-kind would be valued as described under "Net Asset Value." In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from a Series. In-kind payments need not constitute a cross-section of a Series' portfolio. Where a shareholder has requested redemption of all or a part of the shareholder's investment and where a Series computes such redemption in-kind, the Series will not recognize gain or loss for federal tax purposes on the securities used to compute the redemption, but the shareholder will recognize gain or loss equal to the difference between the fair market value of the securities received and the shareholder's basis in the Fund shares redeemed.

MINIMUM BALANCES

  Due to the relatively high cost of maintaining smaller accounts, the Trust reserves the right to involuntarily redeem shares in any Fund account for their then current net asset value (which will be promptly paid to the shareholder) if at any time the total investment does not have a value of at least $1,000 as a result of redemptions and not due to changes in the asset value of the Series. The shareholder will be notified that the value of his or her Fund account is less than the required minimum and will be allowed at least 60 days to bring the value of the account up to the minimum before the redemption is processed.

SHARES MAY BE REDEEMED IN ONE OF THE FOLLOWING WAYS:

BY MAIL                      . Submit a written request for redemption with:
[LOGO MAIL]                    . The Fund's name;
                               . Your Fund account number;
                               . The dollar amount or number of shares to be
                                 redeemed; and
                               . Signatures of all persons required to sign for
                                 transactions, exactly as their names appear on
                                 the Account Application.
                             . A signature guarantee for the signature of each
                               person in whose name the account is registered
                               is required on all written redemption requests
                               over $5,000.
                             . Mail to the address indicated on the Account
                               Application. Questions may be directed to the
                               transfer agent at 1-800-SWISSKEY.
BY WIRE                      . This service must be elected either on the
[LOGO WIRE]                    initial application or subsequently arranged in
                               writing.
                             . Shares may be redeemed by instructing the
                               transfer agent by telephone at 1-800-SWISSKEY.
                             . Wire redemption requests must be received by the
                               transfer agent before 4:00 p.m. Eastern time for
                               money to be wired the next business day.
BY TELEPHONE 1-800-SWISSKEY  . This service must be elected either on the
[LOGO TELEPHONE]               initial application or subsequently arranged in
                               writing.
                             . Shares may be redeemed by instructing the
                               transfer agent by telephone at 1-800-SWISSKEY.
                             . Shares will be sold at the next share price
                               calculated after the order is received and
                               accepted. Share price is normally calculated at
                               4:00 p.m. Eastern time.
AUTOMATICALLY                . Please refer to "Systematic Withdrawal Plan"
                               under "Account Options" or call 1-800-SWISSKEY
                               for assistance.

----------
NOTE: The Trust reserves the right to refuse a wire or telephone redemption if it is believed advisable to do so. Procedures for redeeming shares of the SwissKey Funds by wire or telephone may be modified or terminated at any time by the Trust.

TELEPHONE TRANSACTIONS:

  Shareholders who wish to initiate purchase, exchange or redemption transactions by telephone must elect the option, as described above. With respect to such telephone transactions, the Funds will ensure that reasonable procedures are used to confirm that instructions communicated by telephone are genuine (including verification of the shareholder's social security number or mother's maiden name) and, if they do not, the Funds or the transfer agent may be liable for any losses due to unauthorized or fraudulent transactions. Written confirmation will be provided for all purchase, exchange and redemption transactions initiated by telephone.

EXCHANGE OF SHARES:

  Fund shares may be exchanged for SwissKey Fund class shares of any other Series within the Trust. Exchanges will not be permitted between the SwissKey Fund class shares and the Brinson Fund class shares of a Series of the Trust.

  Fund shares may be exchanged by written request or by telephone if the shareholder has previously signed a telephone authorization on the Account Application. The telephone exchange may be difficult to implement during times of drastic economic or market changes. The Trust reserves the right to restrict the frequency of, or otherwise modify, condition, terminate or impose charges upon the exchange and/or telephone transfer privileges upon 60 days' prior written notice to shareholders.

  Exchanges will be made on the basis of both Funds' relative net asset values per share. Exchanges may be made only for shares of a Series and class then offering its shares for sale in your state of residence and are subject to the minimum initial investment requirement. For federal income tax purposes, an exchange of shares would be treated as if the shareholder had redeemed shares of one Series and reinvested in shares of another Series. Gains or losses on the shares exchanged are realized by the shareholder at the time of the exchange. Any shareholder wishing to make an exchange should first obtain and review a prospectus of the other Series. Requests for telephone exchanges must be received by the transfer agent by the close of regular trading hours (currently 4:00 p.m. Eastern time) on the NYSE on any day that the NYSE is open for regular trading.

TRANSFER OF SECURITIES:

  At the discretion of the Trust, investors may be permitted to purchase Fund shares by transferring securities to a Series that meet the Series' investment objective and policies. Securities transferred to a Series will be valued in accordance with the same procedures used to determine the Fund's net asset value at the time of the next determination of net asset value after such acceptance. Shares issued by a Series in exchange for securities will be issued at net asset value per share of the Fund determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the Series and must be delivered to the Series by the investor upon receipt from the issuer. Investors who are permitted to transfer such securities will be required to recognize a gain or loss on such transfer and pay tax thereon, if applicable, measured by the difference between the fair market value of the securities and the investors' basis therein. Securities will not be accepted in exchange for shares of a Fund unless: (1) such securities are, at the time of the exchange, eligible to be included in the Series' portfolio and current market quotations are readily available for such securities; (2) the investor represents and warrants that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Series under the Securities Act of 1933 or under the laws of the country in which the principal market for such securities exists, or otherwise; and (3) the value of any such security (except U.S. government securities) being exchanged, together with other securities of the same issuer owned by the Series, will not exceed 5% of the Series' net assets immediately after the transaction.

NET ASSET VALUE

  The net asset value per share for the SwissKey Fund class shares and Brinson Fund class shares is computed by adding, with respect to each class of shares, the value of a Series' investments, cash and other assets attributable to that class, deducting liabilities of the class and dividing the result by the number of shares of that class outstanding. The public offering price of the SwissKey Fund class shares and the Brinson Fund class shares, both of which are sold on a continuous basis, is the net asset value of that class. The valuation of assets for determining the net asset value may be summarized as follows:

    Securities traded on securities exchanges are valued at the last available sale price. Securities that are not traded on a particular day or on an exchange are valued at either (a) the bid price or (b) a valuation within the range considered best to represent value in the circumstances. Price information on listed securities is generally taken from the closing price on the exchange where the security is primarily traded. Valuations of equity securities may be obtained from a pricing service and/or broker-dealers when such prices are believed to reflect fair value of such securities. Use of a pricing service and/or broker-dealers has been approved by the Board of Trustees. Futures contracts are valued at their daily quoted settlement price on the exchange on which they are traded. Forward foreign currency contracts are valued daily using the mean between the bid and asked forward points added to the current exchange rate and an unrealized gain or loss is recorded. The Series realizes a gain or loss upon settlement of the contracts. For valuation purposes, foreign securities initially expressed in foreign currency values will be converted into U.S. dollar values using WM/Reuters closing spot rates as of 4:00 p.m. London time.

    Securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Fixed income securities having a remaining maturity of over 60 days are valued at market price. Debt securities are valued on the basis of prices provided by a pricing service, or at the bid price where readily available, as long as the bid price, in the opinion of the Advisor, continues to reflect the value of the security. Redeemable securities issued by open-end investment companies are valued using their respective net asset values for purchase orders placed at the close of the NYSE. Securities (including over-the-counter options) for which market quotations are not readily available and other assets are valued at their fair value as determined in good faith by or under the direction of the Trustees.

  Net asset value is determined on each day that the NYSE is open, as of the close of business of the regular session of the NYSE (currently 4:00 p.m. Eastern time). Investments and requests to exchange or redeem shares received by the Series in proper form before such close of business are effective, and will receive the price determined, on that day. Investment, exchange and redemption requests received after such close of business are effective, and will receive the share price determined, on the next business day.

  Because of time zone differences, foreign exchanges and securities markets will usually be closed prior to the time of the closing of the NYSE and values of foreign futures and options and foreign securities will be determined as of the earlier closing of such exchanges and securities markets. However, events affecting the values of such foreign securities may occasionally occur between the earlier closings of such exchanges and securities markets and the closing of the NYSE which will not be reflected in the computation of the net asset value of a Series. If an event materially affecting the value of such foreign securities occurs during such period, then such securities will be valued at fair value as determined in good faith by or under the direction of the Board of Trustees. Where a foreign securities market remains open at the time that a Series values its portfolio securities, or closing prices of securities from that market may not be retrieved because of local time differences or other difficulties in obtaining such prices at that time, last sale prices in such market at a point in time most practicable to timely valuation of the Series may be used.

  The Series' portfolio securities from time to time may be listed primarily on foreign exchanges which trade on days when the NYSE is closed (such as Saturday). As a result, the net asset value of a Fund may be significantly affected by such trading on days when shareholders have no access to the Fund.

  Each of the Series' two classes of shares will bear pro rata all of the common expenses of that Series. The net asset value of all outstanding shares of each class of the Series will be computed on a pro rata basis for each outstanding share based on the proportionate participation in the Series represented by the value of shares of that class. All income earned and expenses incurred by the Series will be borne on a pro rata basis by each outstanding share of a class, based on each class' proportionate participation in the Series represented by the value of shares of such class, except that the Brinson Fund class will not incur any of the expenses under the SwissKey Fund class' 12b-1 Plan.

  The different expenses borne by each class of shares will result in different net asset values and dividends. The per share net asset value of the SwissKey Fund class shares will generally be lower than that of the Brinson Fund class shares of a Series because of the higher expenses borne by the SwissKey Fund class shares. It is expected, however, that the net asset value per share of the two classes will tend to converge immediately after the payment of dividends, which will differ by approximately the amount of the service and distribution expense differential between the classes.

DISTRIBUTION PLAN

  The Board of Trustees of the Trust has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the Act for the SwissKey Fund class shares. The Plan permits each Series to reimburse FDI, Brinson Partners and others from the assets of the SwissKey Fund class shares a quarterly fee for services and expenses incurred in distributing and promoting sales of the SwissKey Fund class shares. These expenses include, but are not limited to, preparing and distributing advertisements and sales literature, printing prospectuses and reports used for sales purposes, and paying distribution and maintenance fees to brokers, dealers and others in accordance with a selling agreement with the Trust on behalf of the SwissKey Fund class shares or FDI. In addition, each Series may make payments directly to FDI for payment to dealers or others, or directly to others, such as banks, who assist in the distribution of the SwissKey Funds or provide services with respect to the SwissKey Funds.

  Swiss Bank, or one of its affiliates, pursuant to a selected dealer agreement, may provide additional compensation to securities dealers from its own resources in connection with sales of the SwissKey Fund class of shares of the Series.

  The aggregate distribution fees paid by the Series from the assets of the respective SwissKey Fund class shares to FDI and others under the Plan may not exceed 0.90% of a Fund's average daily net assets in any year (0.25% of which are service fees to be paid by the Series to FDI, dealers and others, for providing personal service and/or maintaining shareholder accounts) of a Fund's average daily net assets. The Plan provides, however, that the aggregate distribution fees for each respective Fund shall not exceed the following maximum amounts for the 1997 fiscal year: SwissKey Global Fund-- 0.65%, SwissKey Global Equity Fund--0.76%, SwissKey Global Bond Fund--0.49%, SwissKey U.S. Balanced Fund--0.50%, SwissKey U.S. Equity Fund--0.52%, SwissKey U.S. Bond Fund--0.47% and SwissKey Non-U.S. Equity Fund--0.84%.

  The Plan does not apply to the Brinson Fund class shares of each Series. Those shares are not included in calculating the Plan's fees and the Plan is not used to assist in the distribution and marketing of each Series' Brinson Fund class shares.

  The quarterly fees paid to FDI under the Plan are subject to the review and approval by the Trust's unaffiliated Trustees who may reduce the fees or terminate the Plan at any time.

  All such payments made by a Series pursuant to the Plan shall be made for the purpose of selling shares issued by the Series. Distribution expenses which are attributable to a particular Fund will be charged against that Fund's assets. Distribution expenses which are attributable to more than one Series will be allocated among the Series, and, consequently, the Funds, in proportion to their relative net assets.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS

  The Series will distribute their net investment income semi-annually in June and December. The Series will distribute annually in December substantially all of their net long-term capital gains and any undistributed net short-term capital gains realized during the one year period commencing November 1 (or date of the creation of the Series, if later) and ending October 31, and, at the same time, will distribute all of their net investment income earned through the end of December and not previously distributed as ordinary (not capital) income.

  Dividends and other distributions paid by a Series with respect to its SwissKey Fund class and Brinson Fund class shares are calculated in the same manner and at the same time. The per share dividends on SwissKey Fund class shares will be lower than the per share dividends on the Brinson Fund class shares of each Series as a result of the distribution and service fees applicable with respect to the SwissKey Fund class shares. Both the SwissKey Fund class and Brinson Fund class shares of a Series will share proportionately in the investment income and expenses of that Series, except that the per share dividends on the SwissKey Fund class shares will be lower than the per share dividends on the Brinson Fund class shares, which will not incur any expenses under the Plan.

  Income dividends and capital gain distributions are reinvested automatically in additional Fund shares of the Series at net asset value, unless the shareholder has notified the transfer agent, in writing, of the shareholder's election to receive them in cash. Distribution options may be changed at any time by requesting a change in writing. Any check in payment of dividends or other distributions which cannot be delivered by the Post Office or which remains uncashed for a period of more than one year may be reinvested in the shareholder's account at the then current net asset value and the dividend option may be changed from cash to reinvest. Dividends are reinvested on the ex dividend date (the "ex date") at the net asset value determined at the close of business on that date. Please note that shares purchased shortly before the record date for a dividend or distribution may have the effect of returning capital although such dividends and distributions are subject to taxes.

TAXES

  Each Series has qualified, and intends to continue to qualify, for taxation as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("the Code"). Such qualification relieves a Series of liability for federal income taxes to the extent the Series' earnings are distributed in accordance with the Code. Each Series is treated as a separate corporate entity for federal tax purposes. Distributions of any net investment income and of any net realized short-term capital gains are taxable to shareholders as ordinary income. All distributions may be subject to state and local taxes.

  Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are taxable to shareholders as long-term capital gain regardless of how long a shareholder may have held shares of a Series. The tax treatment of distributions of ordinary income or capital gains will be the same whether the shareholder reinvests the distributions or elects to receive them in cash. A distribution will be treated as paid on December 31 of the current calendar year if it is declared in October, November or December with a record date in such a month and paid during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

  Shareholders will be advised annually of the source and tax status of all distributions for federal income tax purposes. Further information regarding the tax consequences of investing in the Series is included in the Statement of Additional Information. The above discussion is intended for general information only. Investors should consult their own tax advisors for more specific information on the tax consequences of particular types of distributions.

  Redemptions of Series shares, and the exchange of shares between two Series of the Trust, are taxable events and, accordingly, shareholders may realize capital gains or losses on these transactions.

  Shareholders may be subject to back-up withholding on reportable dividend and redemption payments ("back-up withholding") if a certified taxpayer identification number is not on file with the Series, or if, to the Series' knowledge, an incorrect number has been furnished, or if the Series has been notified by the Internal Revenue Service that an account is subject to back-up withholding. An individual's taxpayer identification number is the individual's social security number.

  If more than 50% of a Series' total assets at the close of its taxable year consists of stock or securities in foreign corporations, the Series may elect to "pass-through" to shareholders for foreign tax credit purposes the amount of foreign income taxes paid by the Series with respect to its direct holdings of securities in foreign corporations. A Series will make such an election only if it deems such election to be in the best interests of its shareholders. If this election is made, shareholders of the Series will be required to include in their gross incomes their pro rata share of foreign taxes paid by the Series. However, shareholders will be able to treat their pro rata share of foreign taxes as either a deduction (itemized deduction in the case of individuals) or a foreign tax credit (but not both) against U.S. income taxes on their tax returns.

GENERAL INFORMATION

ORGANIZATION

  The Brinson Funds is a Delaware business trust organized pursuant to an Agreement and Declaration of Trust, dated December 1, 1993. The Trust was originally organized as a Maryland corporation on April 14, 1992. On December 1, 1993, the Trust reorganized as a Delaware business trust through a merger of the Maryland corporation into the Trust. The Trust is registered under the Act as an open-end management investment company, commonly known as a mutual fund and consists of seven different Series. The Trustees of the Trust may establish additional series or classes of shares without the approval of shareholders. All of the Series, except the Global Bond Fund, are diversified portfolios. The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

DESCRIPTION OF SHARES

  Each Series is authorized to issue an unlimited number of shares of beneficial interest with a $0.001 par value per share. The Board of Trustees has the power to designate one or more series or sub-series/classes of shares of beneficial interest and to classify or reclassify only unissued shares with respect to such series. Shares of each series represent equal proportionate interests in the assets of that series only and have identical voting, dividend, redemption, liquidation, and other rights, except that only shares of each Series' SwissKey Fund class shall have voting rights with respect to the Plan relating to that class as described below. All shares issued are fully paid and non-assessable, and shareholders have no preemptive or other right to subscribe to any additional shares and no conversion rights. Currently, the Trust offers seven investment portfolios or series--Global Fund, Global Equity Fund, Global Bond Fund, U.S. Balanced Fund, U.S. Equity Fund, U.S. Bond Fund and Non-U.S. Equity Fund. Two classes of shares are currently issued by the Trust for each Series, the SwissKey Fund class and the Brinson Fund class.

VOTING RIGHTS

  Each issued and outstanding full and fractional share of a Series is entitled to one full and fractional vote in the Series and all shares of each Series participate equally with regard to dividends, distributions, and liquidations with respect to that Series. Shareholders do not have cumulative voting rights. On any matter submitted to a vote of shareholders, shares of each Series will vote separately except when a vote of shareholders in the aggregate is required by law, or when the Trustees have determined that the matter affects the interests of more than one Series, in which case the shareholders of all such Series shall be entitled to vote thereon. Only the SwissKey Fund class shareholders may vote on matters related to the Plan associated with that class.

SHAREHOLDER MEETINGS

  The Trustees of the Trust do not intend to hold annual meetings of shareholders of the Series. The U.S. Securities and Exchange Commission, however, requires the Trustees to promptly call a meeting for the purpose of voting upon the question of removal of any Trustee when requested to do so by not less than 10% of the outstanding shareholders of the respective Series. In addition, subject to certain conditions, shareholders of each Series may apply to the Series to communicate with other shareholders to request a shareholders' meeting to vote upon the removal of a Trustee or Trustees.

PORTFOLIO TURNOVER (GLOBAL FUND, GLOBAL BOND FUND, U.S. BALANCED FUND AND U.S. BOND FUND)

  As a result of the investment policies of the Global Fund, Global Bond Fund, U.S. Balanced Fund and U.S. Bond Fund, their portfolio turnover rates may exceed 100%. High portfolio turnover (over 100%) may involve correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Series and ultimately by the Series' shareholders. In addition, high portfolio turnover may result in increased short-term capital gains, which, when distributed to shareholders, are treated as ordinary income.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

  The Trust will attempt to obtain the best overall price and most favorable execution of transactions in portfolio securities. However, subject to policies established by the Board of Trustees of the Trust, a Series may pay a broker-dealer a commission for effecting a portfolio transaction for the Series in excess of the amount of commission another broker-dealer would have charged if Brinson Partners determines in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such broker-dealer, viewed in terms of that particular transaction or such firm's overall responsibilities with respect to the clients, including the Series, as to which it exercises investment discretion. In selecting and monitoring broker-dealers and negotiating commissions, consideration will be given to a broker-dealer's reliability, the quality of its execution services on a continuing basis and its financial condition.

SHAREHOLDER REPORTS AND INQUIRIES

  Shareholders will receive semi-annual reports showing portfolio investments and other information as of December 31 and annual reports audited by independent auditors as of June 30. Shareholders with inquiries should call the SwissKey Funds at 1-800-SWISSKEY or write to The SwissKey Funds, 3200 Horizon Drive, P.O. Box 61503, King of Prussia, PA 19406-0903.

PERFORMANCE INFORMATION

  From time to time, performance information, such as yield or total return, may be quoted in advertisements or in communications to present or prospective shareholders. Performance quotations represent the Funds' past performance and should not be considered as representative of future results. The current yield will be calculated by dividing the net investment income earned per share by a Fund during the period stated in the advertisement (based on the average daily number of shares entitled to receive dividends outstanding during the period) by the maximum net asset value per share on the last day of the period and annualizing the result on a semi-annual compounded basis. The Funds' total return may be calculated on an annualized and aggregate basis for various periods (which periods will be stated in the advertisement). Average annual return reflects the average percentage change per year in value of an investment in a Fund. Aggregate total return reflects the total percentage change over the stated period.

  To help investors better evaluate how an investment in the SwissKey Funds might satisfy their investment objectives, advertisements regarding the Funds may discuss yield or total return as reported by various financial publications. Advertisements may also compare yield or total return to other investments, indices and averages. The following publications, benchmarks, indices and averages may be used: Lipper Mutual Fund Performance Analysis; Lipper Fixed Income Analysis; Lipper Mutual Fund Indices; Morgan Stanley Indices; Shearson Lehman Hutton Treasury Index; Salomon Brothers Indices; Dow Jones Composite Average or its component indices; Standard & Poor's 500 Stock Index or its component indices; Wilshire Indices; The New York Stock Exchange composite or component indices; CDA Mutual Fund Report; Weisenberger--Mutual Funds Panorama and Investment Companies; Mutual Fund Values and Mutual Fund Service Book, published by Morningstar, Inc.; comparable portfolios managed by the Advisor; and financial publications, such as Business Week, Kiplinger's Personal Finance, Financial World, Forbes, Fortune, Money Magazine, The Wall Street Journal, Barron's, et al., which rate fund performance over various time periods.

  The principal value of an investment in the Funds will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Any fees charged by banks or other institutional investors directly to their customer accounts in connection with investments in shares of the Funds will not be included in the SwissKey Funds' calculations of yield or total return. Further information about the performance of the Funds is included in the Funds' Annual Report dated June 30, 1996, which may be obtained without charge by contacting the Trust at 1-800-SWISSKEY.

APPENDIX A

INVESTMENT POLICIES AND TECHNIQUES

  EQUITY SECURITIES (GLOBAL FUND, GLOBAL EQUITY FUND, U.S. BALANCED FUND, U.S. EQUITY FUND AND NON-U.S. EQUITY FUND): The Series may invest in a broad range of equity securities of U.S. and non-U.S. issuers, including common stocks of companies or closed-end investment companies, preferred stocks, debt securities convertible into or exchangeable for common stock, securities such as warrants or rights that are convertible into common stock and sponsored or unsponsored American, European and Global depository receipts ("Depository Receipts"). The issuers of unsponsored Depository Receipts are not obligated to disclose material information in the United States. The Series expect their U.S. equity investments to emphasize large and intermediate capitalization companies, although the Global Fund may also invest in small capitalization equity markets. The equity markets in the non-U.S. component of the Series will typically include available shares of larger capitalization companies. Capitalization levels are measured relative to specific markets, thus large, intermediate and small capitalization ranges vary country by country. The Global Fund may invest in equity securities of companies considered by the Advisor to be in their post-venture capital stage, or "post-venture capital companies." A post-venture capital company is a company that has received venture capital financing either (a) during the early stages of the company's existence or the early stages of the development of a new product or service, or (b) as part of a restructuring or recapitalization of the company. The Global Fund also may invest in open-end investment companies advised by Brinson Partners, in equity securities of issuers in emerging markets and in securities with respect to which the return is derived from the equity securities of issuers in emerging markets.

  FIXED INCOME SECURITIES (GLOBAL FUND, GLOBAL BOND FUND, U.S. BALANCED FUND AND U.S. BOND FUND): The Series may invest in a broad range of fixed income securities of U.S. and non-U.S. issuers, including governments and governmental entities, supranational issuers as well as corporations and other business organizations. The Series may purchase U.S. dollar denominated securities that reflect a broad range of investment maturities, qualities and sectors. A majority of the fixed income securities in which the Series will invest will possess a minimum rating of BBB- by S&P or Baa3 by Moody's or, if unrated, will be determined to be of comparable quality by Brinson Partners. Such securities are considered to be investment grade. While securities rated BBB- or Baa3 are regarded as having an adequate capacity to pay principal and interest, such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics; and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher rated bonds. Securities rated lower than BBB- by S&P and Baa3 by Moody's are classified as non-investment grade securities (commonly referred to as "junk bonds"), carry a higher degree of risk and are considered to be speculative by the major credit rating agencies. Each Series currently intends to limit its aggregate investment in non-investment grade debt securities of its U.S. and non-U.S. dollar denominated fixed income assets to no more than 5% of its net assets. To the extent that a security held by a Series is downgraded to below investment grade, the Series will dispose of that or another non-investment grade security so that no more than 5% of its assets will be invested in below investment grade securities. Other fixed income securities in which the Series may invest include zero coupon securities, mortgage-backed securities, asset-backed securities and when-issued securities.

  The non-U.S. fixed income component of the Series will typically be invested in the securities of non-U.S. governments, governmental agencies and supranational issues. A supranational entity is an entity established or financially supported by the national governments of one or more countries to promote reconstruction or development. Examples of supranational entities include, among others: the World Bank, the European

Economic Community, the European Coal and Steel Community, the European Investment Bank, the Inter-American Development Bank, the Export-Import Bank and the Asian Development Bank.

  The Global Fund may invest in fixed income securities of emerging market issuers, including government and government-related entities (including participation in loans between governments and financial institutions), and of entities organized to restructure outstanding debt securities of developing countries' corporate issuers.

  CASH AND CASH EQUIVALENTS (ALL SERIES): The Series may invest a portion of their assets in short-term debt securities (including repurchase agreements and reverse repurchase agreements) of corporations, the U.S. government and its agencies and instrumentalities and banks and finance companies, which may be denominated in any currency. When unusual market conditions warrant, a Series may make substantial temporary defensive investments in cash equivalents up to a maximum of 100% of its net assets. Cash equivalent holdings may be in any currency (although such holdings may not constitute "cash or cash equivalents" for tax diversification purposes under the Code). When a Series invests for defensive purposes, it may affect the attainment of the Series' investment objective.

  ZERO COUPON SECURITIES (GLOBAL FUND, GLOBAL BOND FUND, U.S. BALANCED FUND AND U.S. BOND FUND): Zero coupon securities are debt obligations which do not entitle the holder to any periodic payments of interest prior to maturity or a specified date when the securities begin paying current interest (the "cash payment date") and, therefore, are issued and traded at a discount from their value at maturity or par value. Such bonds carry an additional risk in that, unlike bonds which pay interest throughout the period to maturity, a Series investing in zero coupon securities will realize no cash until the cash payment date and, if the issuer defaults, a Series may obtain no return at all on its investment. The market price of zero coupon securities generally is more volatile than the market price of securities that pay interest periodically and are likely to be more responsive to changes in interest rates than non-zero coupon securities having similar maturities and credit qualities. For federal tax purposes, the Series will be required to include in income daily portions of original issue discount accrued and to distribute the same to shareholders annually, even if no payment is received before the distribution date.

  MORTGAGE- AND ASSET-BACKED SECURITIES (GLOBAL FUND, GLOBAL BOND FUND, U.S. BALANCED AND U.S. BOND FUND): Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by agencies or instrumentalities of the U.S. government. Other mortgage-backed securities are issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities (collectively, "private lenders"). Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement.

  Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not first-lien mortgage loans or interests therein; rather, they include assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property and receivables from credit card or other revolving credit arrangements. Payments or distributions of principal and interest on asset-backed securities may be supported by non-governmental credit enhancements similar to those utilized in connection with mortgage-backed securities.

  The yield characteristics of mortgage- and asset-backed securities differ from those of traditional debt obligations. Among the principal differences are that interest and principal payments are made more frequently on mortgage- and asset-backed securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, the rate of return on these securities may be affected by prepayments of principal on the underlying loans, which generally increase as interest rates decline. As a result, if a Series purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if a Series purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Accelerated prepayments on securities purchased by a Series at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full. In addition, like other debt securities, the values of mortgage-related securities, including government and government-related mortgage pools, generally will fluctuate in response to market interest rates. The market for privately issued mortgage- and asset-backed securities is smaller and less liquid than the market for government sponsored mortgage-backed securities.

  WHEN-ISSUED SECURITIES (GLOBAL FUND, GLOBAL BOND FUND, U.S. BALANCED AND U.S. BOND FUND): The Series may purchase securities on a "when-issued" basis for payment and delivery at a later date. The price is generally fixed on the date of commitment to purchase. During the period between purchase and settlement, no interest accrues to a Series. At the time of settlement, the market value of the security may be more or less than the purchase price. The Series will establish a segregated account consisting of cash, U.S. government securities, equity securities and/or investment and non-investment grade debt securities in an amount equal to the amounts of their when-issued securities. The cash, U.S. government securities, equity securities, investment or non-investment grade debt securities and other assets held in any segregated account maintained by the Series with respect to any when-issued securities, options, futures, forward contracts or other derivative transactions shall be liquid, unencumbered and marked-to-market daily (the assets held in a segregated account are referred to in this Prospectus as "Segregated Assets").

  FOREIGN CURRENCY TRANSACTIONS (GLOBAL FUND, GLOBAL EQUITY FUND, GLOBAL BOND FUND AND NON-U.S. EQUITY FUND): The Series may conduct their foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date (i.e., a "forward foreign currency" contract or "forward" contract). A forward contract involves an obligation to purchase or sell a specific currency amount at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract. The Series will convert currency on a spot basis from time to time and investors should be aware that changes in currency exchange rates and exchange control regulations may affect the costs of currency conversion.

  The Series may enter into forward contracts for hedging purposes as well as non-hedging purposes. For hedging purposes, a Series may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. It may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. A Series may also enter into contracts with the intent of changing the relative exposure of the Series' portfolio of securities to different currencies to take advantage of anticipated changes in exchange rates.

  When a Series enters into forward contracts for non-hedging purposes, it will establish a segregated account with its custodian bank in which it will maintain Segregated Assets equal in value to its obligations with respect to their forward contracts for non-hedging purposes.

  At the maturity of a forward contract, a Series may either sell a portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader, obligating it to purchase, on the same maturity date, the same amount of the foreign currency. A Series may realize a gain or loss from currency transactions.

  OPTIONS ON CURRENCIES (GLOBAL FUND, GLOBAL EQUITY FUND, GLOBAL BOND FUND AND NON-U.S. EQUITY FUND): The Series also may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage the respective portfolio's exposure to changes in currency exchange rates. Call options on foreign currency written by a Series will be "covered," which means that the Series will own an equal amount of, or an offsetting position in, the underlying foreign currency. With respect to put options on foreign currency written by a Series, the Series will establish a segregated account with its custodian bank consisting of Segregated Assets equal in value to the amount the Series would be required to deliver upon exercise of the put.

  FUTURES CONTRACTS (ALL SERIES): The Series may enter into contracts for the future purchase or sale of securities and indices. The Global Funds and the Non-U.S. Equity Fund also may enter into contracts for the future purchase or sale of foreign currencies. A financial futures contract is an agreement between two parties to buy or sell a specified debt security at a set price on a future date. An index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period. A futures contract on a foreign currency is an agreement to buy or sell a specified amount of a currency for a set price on a future date. A Series may enter into a futures contract to the extent that not more than 5% of its assets are required as futures contract margin deposits and its obligations relating to such futures transactions represent not more than 25% of the Series' assets.

  The Global Fund, Global Equity Fund, Global Bond Fund and Non-U.S. Equity Fund will enter into such futures transactions on domestic exchanges and, to the extent such transactions have been approved by the Commodity Futures Trading Commission for sale to customers in the United States, on foreign exchanges.

  OPTIONS (ALL SERIES): The Series may purchase and write put and call options on foreign or U.S. securities and indices and enter into related closing transactions. A Series' may use options traded on U.S. exchanges and, to the extent permitted by law, options traded over-the-counter and recognized foreign exchanges. It is the position of the U.S. Securities and Exchange Commission that over-the-counter options are illiquid. Accordingly, a Series will invest in such options only to the extent consistent with its 15% limit on investment in illiquid securities.

  REPURCHASE AGREEMENTS (ALL SERIES): The Series may enter into repurchase agreements with banks or broker-dealers. Repurchase agreements are considered under the Act to be collateralized loans by a Series to the seller secured by the securities transferred to the Series. Repurchase agreements under the Act will be fully collateralized by securities which the Series may invest in directly. Such collateral will be marked-to-market daily. If the seller of the underlying security under the repurchase agreement should default on its obligation to repurchase the underlying security, the Series may experience delay or difficulty in recovering its cash. To the extent that, in the meantime, the value of the security purchased had decreased, the Series could experience a loss. No more than 15% of a Series' net assets will be invested in illiquid securities, including repurchase agreements which have a maturity of longer than seven days. The Series must treat each repurchase agreement as a security for tax diversification purposes and not as cash, a cash equivalent or as a receivable.

  BORROWING (ALL SERIES): Each Series is authorized, within specified limits, to borrow money as a temporary defensive measure for extraordinary purposes and to pledge its assets in connection with such borrowings.

  LOANS OF PORTFOLIO SECURITIES (ALL SERIES): Each Series may loan its portfolio securities to broker-dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. The major risk to which a Series would be exposed on a loan transaction is the risk that the borrower would become bankrupt at a time when the value of the security goes up. Therefore, a Series will only enter into loan arrangements after a review of all pertinent factors by Brinson Partners, subject to overall supervision by the Board of Trustees, including the creditworthiness of the borrowing broker-dealer or institution and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by Brinson Partners.

  RULE 144A AND ILLIQUID SECURITIES (ALL SERIES): Each Series may invest up to 15% of its net assets in illiquid securities. Illiquid securities are those securities that are not readily marketable, including restricted securities and repurchase obligations that mature in more than seven days. Certain restricted securities that may be resold to institutional investors pursuant to Rule 144A under the Securities Act of 1933 may be determined to be liquid under guidelines adopted by the Trust's Board of Trustees.

  INVESTMENT COMPANY SECURITIES (GLOBAL FUND): The Trust has received an exemptive order (the "Exemptive Order") from the U.S. Securities and Exchange Commission which permits each Series to invest its assets in certain portfolios of Brinson Relationship Funds, another registered investment company advised by Brinson Partners. Currently, only the Global Fund intends to invest in the portfolios of Brinson Relationship Funds and only to the extent consistent with Brinson Partners' investment process of allocating assets to specific asset classes. The Global Fund will invest in the portfolios of Brinson Relationship Funds to obtain exposure to the following asset classes: (1) equity and fixed income securities of issuers located in emerging market countries ("Emerging Market Securities"); (2) equity securities issued by companies with relatively small overall market capitalizations ("Small Cap Securities"); and (3) high yield securities ("High Yield Securities"). The Global Fund will invest in corresponding portfolios of Brinson Relationship Funds only to the extent the Advisor determines that such investments are a more efficient means for the Global Fund to gain exposure to the asset classes identified above than by investing directly in individual securities. Thus, to gain exposure to Emerging Market Securities, the Global Fund will invest in the Brinson Emerging Markets Equity Fund and the Brinson Emerging Markets Debt Fund portfolios of Brinson Relationship Funds. To gain exposure to Small Cap Securities and High Yield Securities, the Global Fund will invest in the Brinson Post-Venture Fund and the Brinson High Yield Fund portfolios, respectively, of Brinson Relationship Funds. Each portfolio of Brinson Relationship Funds in which the Global Fund may invest is permitted to invest in the same securities of a particular asset class in which the Global Fund is permitted to invest directly, and with similar risks.

  For more detailed descriptions of these investment policies and techniques, please refer to the Statement of Additional Information, which is available without charge upon request by calling 1-800-SWISSKEY.

                             [SWISSKEY FUNDS LOGO]

                       For Additional Information about
                             SwissKey Funds, call:
                                1-800-SWISSKEY


                            [SWISSKEY FUNDS LOGO]


                                  PROSPECTUS
                               OCTOBER 28, 1996

                               AS REVISED,

                             FEBRUARY 5, 1997

                  SWISSKEY GLOBAL FUND
                  SWISSKEY GLOBAL EQUITY FUND
                  SWISSKEY GLOBAL BOND FUND
                  SWISSKEY U.S. BALANCED FUND
                  SWISSKEY U.S. EQUITY FUND
                  SWISSKEY U.S. BOND FUND
                  SWISSKEY NON-U.S. EQUITY FUND

ACCOUNT APPLICATION                                  MAIL TO: SWISSKEY FUNDS
                                                              c/o Transfer
                                                              Agent
                                                              3200 Horizon
                                                              Drive
                                                              P.O. Box 61503
                                                              King of Prussia,
                                                              PA 19406-0903
                                                              1-800-SWISSKEY
LOGO

 1. ACCOUNT REGISTRATION

If you have another SwissKey Fund account with the same registration and tax ID as this Account and would like to keep the same account number, please provide
the existing Account Number          Name of Fund                      .
[_] INDIVIDUAL ACCOUNT

--------------------------------------------------------------------------------

Name               Social Security Number
-----------------------------------------

[_] JOINT ACCOUNT

--------------------------------------------------------------------------------

Name               Social Security Number
-----------------------------------------
-----------------------------------------
Name               Social Security Number
-----------------------------------------

  (Joint Account will be Joint Account with rights of survivorship unless oth-erwise specified).
[_] CUSTODIAL ACCOUNT/GIFT TO MINOR

--------------------------------------------------------------------------------

         Minor's Name                                Custodian's Name
--------------------------------------------------------------------------
--------------------------------------------------------------------------
Minor's Social Security Number                  Minor's State of Residence
--------------------------------------------------------------------------

[_] TRUST, CORPORATION, PARTNERSHIP OR OTHER ENTITY
  (Please include a copy of the corporate resolution form)

--------------------------------------------------------------------------------

         Name of Legal Entity                            Taxpayer I.D. Number
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Name of Fiduciary (if to be included in
             registration)                              Date of Trust Document
------------------------------------------------------------------------------

 2. MAILING ADDRESS

--------------------------------------------------------------------------------

             Street Address
---------------------------
---------------------------

City, State, Zip Code                      Daytime Phone
--------------------------------------------------------

 3. FUND INVESTMENT

Please make check payable to the appropriate Fund(s).
($1,000 minimum initial investment per Fund; $50 minimum additional investment per Fund)

------------------------------------------------------------------------------------------------
              FUND NAME                AMOUNT                  FUND NAME                  AMOUNT
------------------------------------------------------------------------------------------------
SwissKey Global Fund                 $                SwissKey U.S. Balanced Fund       $
------------------------------------------------------------------------------------------------
SwissKey Global Equity Fund                           SwissKey U.S. Equity Fund
------------------------------------------------------------------------------------------------
SwissKey Global Bond Fund                             SwissKey U.S. Bond Fund
------------------------------------------------------------------------------------------------
SwissKey Non-U.S. Equity Fund


 4. DISTRIBUTION OPTIONS

Check one--if no box is checked, all dividends and capital gains will be reinvested in additional shares of the Fund.

[_] Reinvest all dividends and capital gains
                                [_] Pay all dividends in cash and reinvest
                              capital gains
[_] Pay all capital gains in cash and reinvest dividends
                                [_] Pay all dividends and capital gains in
                              cash

 5. FUND INVESTMENT OPTIONS

This application confirms prior purchase made by [_] telephone or [_] wire.
The following account number was assigned                   (See accompanying
prospectus for telephone or wire instructions.)
Do you wish to be able to redeem shares by telephone?           [_] Yes  [_] No
Do you wish to be able to exchange shares between Funds by telephone?
                                                                [_] Yes  [_] No
Do you wish to be able to wire redemption proceeds to your bank account designated?
                                                                [_] Yes  [_] No
If no boxes are marked, you will not have the privileges specified.
FOR WIRE REDEMPTIONS, COMPLETE INFORMATION BELOW.
-------------------------------------------------------------------------------

                 Bank Name                                   Bank ABA#                  Your Shareholder Account Number
-----------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------

            Bank Street Address                                     Bank City, State, Zip Code
----------------------------------------------------------------------------------------------

A VOIDED CHECK FROM THIS BANK ACCOUNT MUST BE ATTACHED TO THIS DOCUMENT.
NOTE: Be sure that your bank accepts wire transfers.

 6. AUTOMATIC INVESTMENT PLAN

[_] Automatic Investment Plan ($50 minimum) I (we) have read the description of the Automatic Investment Plan in the Prospectus. Please debit my account on the [_] 10th [_] 15th [_] 20th (choose one). (If no date is specified, your account will be debited the 20th of each month) ($1,000 minimum initial
investment) Fund:                      Monthly Dollar
Amount:
I agree that your rights with respect to such debit shall be the same as if it were a check drawn upon you and signed personally by me. This authority shall remain in effect until you receive written notice from me changing the terms or revoking it. I agree that you shall be fully protected in honoring any such debit. I further agree that if any debit be dishonored, whether with or without cause or whether intentionally or inadvertently, you shall be under no liability whatsoever.
I (we) understand that my automatic clearing house (ACH) debit will be dated on the day of each month indicated above. If that day falls on a day in which the NYSE is not open for business, the debit will occur on the next available business day. I (we) agree that if such debit is not honored, FPS Services, Inc. reserves the right to discontinue this service and any share purchase made upon such deposit will be cancelled. I (we) further agree that if the net asset value of shares purchased is less when said purchase is cancelled than when the purchase was made, FPS Services, Inc. shall be authorized to liquidate other shares or fractions thereof held in my (our) account to make up the deficiency. This Automatic Investment Plan may be discontinued by FPS Services, Inc. upon 30 days written notice or at any time by the investor by written notice to FPS Services, Inc. which is received not later than 5 business days prior to the above designated investment date.

-----------------------------------------------------------------------------------------------------
                                    Signature(s)                                                 Date

A VOIDED CHECK FROM THIS BANK ACCOUNT MUST BE ATTACHED TO THIS DOCUMENT.

 7. SIGNATURE CERTIFICATION

This order is subject to acceptance by the Fund(s). Receipt of the current prospectus(es) is hereby acknowledged. I(we) am of legal age in my state of residence. I (we) agree that The SwissKey Funds will not be liable for any loss or damage for acting in good faith upon instructions received by telephone and believed to be genuine. I (we) understand all telephone conversations with the SwissKey Funds' representatives are tape-recorded so you can compare actions taken with original instructions should clarification be necessary and hereby consent to such recording. THE FOLLOWING IS REQUIRED BY FEDERAL TAX LAW TO AVOID 31% BACKUP WITHHOLDING: "BY SIGNING BELOW, I CERTIFY UNDER PENALTIES OF PERJURY THAT THE SOCIAL SECURITY OR TAXPAYER IDENTIFICATION NUMBER ENTERED ABOVE IS CORRECT (OR I AM WAITING FOR A NUMBER TO BE ISSUED), AND THAT I HAVE NOT BEEN NOTIFIED BY THE IRS THAT I AM SUBJECT TO BACKUP WITHHOLDING AS A RESULT OF A FAILURE TO REPORT ALL INTEREST OR DIVIDENDS, OR THE IRS HAS NOTIFIED ME THAT I AM NO LONGER SUBJECT TO BACKUP WITHHOLDING UNLESS I HAVE CHECKED THE BOX." IF BASED ON THE FOREGOING YOU ARE SUBJECT TO BACKUP WITHHOLDING, CHECK BOX [_]

[_] U.S. CITIZEN      [_] RESIDENT ALIEN      [_] NONRESIDENT ALIEN, COUNTRY


THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATION TO AVOID BACKUP WITHHOLDING.

--------------------------------------------------------------------------------------------------------
                 Signature of: [_] Owner [_] Trustee [_] Custodian                                  Date

-----------------------------------------------------------------------------------------------------
                         Signature of Joint Owner (if any)                                       Date

 8. FOR INVESTMENT DEALER INFORMATION ONLY

-------------------------------------------------------------------------------

                        Firm Name                                  Branch/Branch #
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                      Branch Address                                           City, State, Zip Code
----------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                     Representative #                         Representative's Last Name
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                             FOR IRA ACCOUNTS ONLY

                    TO: SEMPER TRUST COMPANY, CUSTODIAN
                             FOR THE SWISSKEY FUNDS
                   INDIVIDUAL RETIREMENT ACCOUNT APPLICATION


 1. REGISTRATION: (PLEASE PRINT - ONE NAME ONLY)

  --------------------------------------------------------------------------
  First Name                     Middle Initial                  Last Name

  --------------------------------------------------------------------------
  Address

  -----------------------------------------   -----   ------------  -
                                                                    ---------
  City                                        State              Zip Code

           -------------------------                         ---------------
            Social Security Number                           Date of Birth

  Telephone Number: (Home)
                    --------------------   (Business)
                                                 --------------------


 2. TYPE OF ACCOUNT: (CHECK ONE AS APPLICABLE)

  [_] Regular IRA$_________        [_] Current Year    [_] Prior Year

  [_] Spousal IRA$_________        [_] Current Year    [_] Prior Year

  [_] Rollover IRA$________        (Do not combine with Regular IRA)

  [_] IRA Transfer$________        (Please attach separate transfer form)

  [_] SEP IRA $____________        (Please include Employer name and address)

  --------------------------------------------------------------------------
  Employer Name

  --------------------------------------------------------------------------
  Employer Address


 3. CONTRIBUTION: (MAKE CHECK PAYABLE TO THE FUND) INITIAL MINIMUM ($1,000) Your IRA Contribution may be invested in one or a combination of: the SwissKey Global, SwissKey Global Equity, SwissKey Global Bond, SwissKey Non-U.S. Equity, SwissKey U.S. Equity, SwissKey U.S. Balanced or SwissKey U.S. Bond Funds.

         FUND                               FUND

  ------------------   $ ________    ------------------  $ ________

  ------------------   $ ________    ------------------  $ ________


 4. DIVIDEND DISTRIBUTIONS: (ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED)


 5. DESIGNATION OF BENEFICIARY:

  PRIMARY BENEFICIARY

  ------------------------------------------------------    -----------------
  Name                                                      Relationship

  --------------------------------------------------------------------------
  Address

                              -------------------------     -----------------
                               Social Security Number       Date of Birth

  SECONDARY BENEFICIARY(IES)

  ------------------------------------------------------    -----------------
  Name                                                      Relationship

  --------------------------------------------------------------------------
  Address

                              -------------------------     -----------------
                               Social Security Number       Date of Birth


 6. SIGNATURE AND CERTIFICATION:
  The undersigned hereby acknowledges receipt of and has read the Custodial Agreement, Disclosure Statement and Prospectus of the Fund(s) and hereby appoints the institution named at the top of this application as Custodian; consents to Custodian's fees and terms of the Custodial Agreement.

  THE FOLLOWING IS REQUIRED BY FEDERAL TAX LAW TO AVOID 31% BACKUP
  WITHHOLDING: "BY SIGNING BELOW, I CERTIFY UNDER PENALTIES OF PERJURY THAT THE SOCIAL SECURITY NUMBER OR TAX I.D. NUMBER ENTERED ABOVE IS CORRECT (OR I AM WAITING FOR A NUMBER TO BE ISSUED) AND THAT I HAVE NOT BEEN NOTIFIED BY THE IRS THAT I AM SUBJECT TO BACKUP WITHHOLDING UNLESS I HAVE CHECKED THE BOX." [_]

  THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATION TO AVOID BACKUP WITHHOLDING.

  ---------------------------------------------------      -----------------
  Signature                                                Date



 7. ACCEPTANCE: Plan acceptance by the Custodian is evidenced by the statement confirmation issued by FPS Services, Inc. reflecting the investment of your monies in the selected Fund(s).


  MAIL TO: FPS SERVICES, INC., P.O. BOX 61503, KING OF PRUSSIA, PA 19406-0903


                           FOR INVESTMENT DEALER ONLY

  --------------------------------------------------------------------------
  Firm Name

  --------------------------------------------------------------------------
  Street Address

  -----------------------------------------   -----   ------------  -
                                                                    ---------
  City                                        State              Zip Code

  ----------   -------------------------      ------------------------------
  Rep #        Rep's Last Name                     Authorized Signature

                                                                February 5, 1997


                               THE BRINSON FUNDS

                                 SUPPLEMENT TO
                      STATEMENT OF ADDITIONAL INFORMATION
                             Dated October 28,1996


The following information supplements and supersedes any contrary information contained in the sections of the Trust's Statement of Additional Information entitled "Underwriter" and "Purchases":

Underwriter
-----------

Effective February 5, 1997, Funds Distributor, Inc. ("FDI"), 60 State Street, Suite 1300, Boston, MA 02109, is the Underwriter for The Brinson Funds.

Purchases
---------

Effective March 1, 1997, the minimum for initial investments with respect to the Brinson Fund class for each Series is $1,000,000.